UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03447

SEI Tax Exempt Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

155 Federal St.

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: August 31, 2013

Date of reporting period: August 31, 2013

Item 1.	Reports to Stockholders.

August 31, 2013

ANNUAL REPORT

SEI Tax Exempt Trust

† Tax Free Fund

† Institutional Tax Free Fund

† Intermediate-Term Municipal Fund

† Short Duration Municipal Fund

† California Municipal Bond Fund

† Massachusetts Municipal Bond Fund

† New Jersey Municipal Bond Fund

† New York Municipal Bond Fund

† Pennsylvania Municipal Bond Fund

† Tax-Advantaged Income Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarter of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Since the Funds in SEI Tax Exempt Trust typically hold only fixed income securities, they generally are not expected to hold securities for which they may be required to vote proxies. Regardless, in light of the possibility of the possibility that a Fund could hold a security for which a proxy is voted, the Trust has adopted proxy voting policies. A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

SEI TAX EXEMPT TRUST — AUGUST 31, 2013 (Unaudited)

Letter to Shareholders

TO OUR SHAREHOLDERS:

For the fiscal year ending August 31, 2013, both the global and municipal bond markets posted negative returns. Global bond markets, as represented by the Barclays Global Aggregate Index, returned -3.43% for the one-year period, while U.S. municipal bonds, measured by the Barclays Municipal Bond Index, returned -3.70% over the same timeframe.

The last 12 months have been marked by plenty of fiscal and monetary policy drama. Concerns about the U.S. government’s “fiscal cliff” were a major preoccupation in the fourth quarter of 2012, as Congress and the White House clashed over automatic tax hikes and spending cuts that had been agreed to during the late-2011 debt-ceiling impasse. Politicians finally reached a series of compromise measures at the end of 2012 and beginning of 2013. Fortunately, markets were buoyed by the Federal Reserve’s (Fed) newest round of stimulative measures that were initiated toward the end of 2012. However, just as the economy appeared to be capably digesting federal tax hikes and spending cuts, markets swooned in response to comments from Fed Chairman Bernanke and other Fed officials in the May-to-June period about the possibility of tapering the central bank’s ongoing bond purchases. As political squabbles continue, market volatility may remain elevated. While economic news has been a bit softer of late, we believe it continues to indicate modest growth ahead.

The periodic uncertainties caused the municipal bond market to take a rollercoaster ride in the past 12 months. The market started the period with strong performance, helped by favorable policy conditions and investor demand. But this reversed course in the second quarter of 2013, as rising volatility in fixed-income markets pushed municipal investors to the sidelines. Despite the volatility and negative headlines, such as Detroit’s bankruptcy filing and Puerto Rico’s fiscal struggles, our Fund managers have navigated the sector’s challenges.

On behalf of SEI Investments, I want to thank you for your confidence in the SEI Tax-Exempt Trust. We are dedicated to helping our investors reach their long-term objectives, and we look forward to serving your investment needs in the future.

Sincerely,

Robert A. Nesher

President

SEI Tax Exempt Trust / Annual Report / August 31, 2013	1

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2013 (Unaudited)

Intermediate-Term Municipal Fund

I. Objective

The Intermediate-Term Municipal Fund (the “Fund”) seeks to provide the highest level of income exempt from federal income tax, as is consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with different investment approaches to manage portions of the Fund under the general supervision of SEI Investments Management Corp. (SIMC). The Fund utilizes the following sub-advisors as of August 31, 2013: Delaware Investments Fund Advisers and Standish Mellon Asset Management.

III. Market Commentary

The municipal bond market took a rollercoaster ride in the 12 months ending August 31, 2013. It started the period with solid performance, helped by favorable technical conditions. Primary issuance was light, and was met with strong mutual fund flows. The market then reversed course in the second quarter of 2013, as volatility among Treasuries pushed municipal investors to the sidelines. Treasury yields moved substantially higher after Federal Reserve (Fed) Chairman Ben Bernanke made comments on potential tapering of the central bank’s quantitative-easing program. Subsequently, massive outflows from municipal mutual funds, heavy selling pressure and poor liquidity exacerbated market conditions. In addition, negative headlines covering Detroit’s bankruptcy filing and Puerto Rico’s economic, fiscal and pension challenges added to uncertainties.

During the one-year period ending August 31, 2013, yields on 5-year, 10-year and 30-year Treasuries increased by 105, 124 and 103 basis points, respectively. (One basis point equals 0.01%.) Over the same period, municipal bond yields with those same maturities rose by 83, 121 and 156 basis points, respectively. The municipal yield curve significantly steepened, as the difference between two-year and 30-year yields widened by 142 basis points to 402 basis points. The ratio between yields on 30-year municipals and Treasuries finished at 120%, considerably higher from a year ago and well above the long-term average. Cheap valuations — especially at the long end of the curve — have attracted crossover buyers, including banks, insurance companies and money managers. From a credit-quality perspective, higher-quality bonds outperformed lower-quality bonds during the period, with all tiers delivering negative absolute returns. The best-performing credit tier, as measured by Barclays Capital, was AAA; the worst-performing tier was BBB. The Barclays Tobacco and Non-Investment Grade Indices outperformed BBB rated credits.

Supply remained low and refunding volume dropped 29% from a year ago, since higher interest rates dampened refinancing possibilities. On the demand front, municipal mutual funds have seen massive outflows since the middle of May. Lipper data showed that from May 11, 2013 to September 11, 2013, the municipal bond market witnessed $46.2 billion of outflows — the second-largest four-month period of outflows in history.

Fundamentally, some local governments faced significant fiscal challenges. Detroit filed the biggest municipal bankruptcy during the period, while Chicago received a multi-notch downgrade. Puerto Rico struggled with economic recession and pension liabilities, causing its uninsured general-obligation debt to trade at junk-bond levels. On the positive side, state tax revenues continued to improve in the second quarter of 2013, thanks to strong growth in personal tax collections. All states passed their annual budgets on time in 2013, and over 40 states implemented various forms of pension reform in the past two years. Despite idiosyncratic risks at the local government level, we believe that the market doesn’t expect defaults to spike in the near future.

IV. Return vs. Benchmark

For the fiscal year ended August 31, 2013, the Intermediate-Term Municipal Fund, Class A, posted a return of -2.92% versus -2.30% for the Barclays 3-15 Year Municipal Blend Index.

V. Fund Attribution

With credit spreads widening, an overweight to revenue and underweight to general-obligation bonds detracted from performance. An overweight to BBB rated bonds was also a negative contributor. The modestly long-duration position hurt performance, as municipal yields rose along the curve. In addition, our slight overweight to the longer part of the curve hurt performance, as the municipal curve steepened during the period.

2	SEI Tax Exempt Trust / Annual Report / August 31, 2013

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2013 (Unaudited)

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date
Intermediate-Term Municipal Fund, Class A	(2.92)%	2.10%	4.14%	3.68%	4.91%
Barclays 3-15 Year Municipal Blend Index[3]	(2.30)%	2.50%	4.57%	4.43%	N/A

Comparison of Change in the Value of a $100,000 Investment in the Intermediate-Term Municipal Fund, Class A, versus the Barclays 3-15 Year Municipal Blend Index

[1]	For the period ended August 31, 2013. Past performance is no indication of future performance. Shares of the Fund were offered beginning September 5, 1989.

[2]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[3]

The Barclays l 3-15 Year Municipal Blend Index, is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding.

SEI Tax Exempt Trust / Annual Report / August 31, 2013	3

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2013 (Unaudited)

Short Duration Municipal Fund

I. Objective

The Short Duration Municipal Fund (the “Fund”) seeks to provide high level of income exempt from federal income tax consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a sub-advisor to manage the Fund under the supervision of SEI Investments Management Corp. (SIMC). The current sub-advisors are Neuberger Berman Fixed Income, LLC and Wells Capital Management, Inc.

III. Market Commentary

The municipal bond market took a rollercoaster ride in the 12 months ending August 31, 2013. It started the period with solid performance, helped by favorable technical conditions. Primary issuance was light, and was met with strong mutual fund flows. The market then reversed course in the second quarter of 2013, as volatility among Treasuries pushed municipal investors to the sidelines. Treasury yields moved substantially higher after Federal Reserve (Fed) Chairman Ben Bernanke made comments on potential tapering of the central bank’s quantitative-easing program. Subsequently, massive outflows from municipal mutual funds, heavy selling pressure and poor liquidity exacerbated market conditions. In addition, negative headlines covering Detroit’s bankruptcy filing and Puerto Rico’s economic, fiscal and pension challenges added to uncertainties.

During the one-year period ending August 31, 2013, yields on 5-year, 10-year and 30-year Treasuries increased by 105, 124 and 103 basis points, respectively. (One basis point equals 0.01%.) Over the same period, municipal bond yields with those same maturities rose by 83, 121 and 156 basis points, respectively. The municipal yield curve significantly steepened, as the difference between two-year and 30-year yields widened by 142 basis points to 402 basis points. The ratio between yields on 30-year municipals and Treasuries finished at 120%, considerably higher from a year ago and well above the long-term average. Cheap valuations — especially at the long end of the curve — have attracted crossover buyers, including banks, insurance companies and money managers. From a credit-quality perspective, higher-quality bonds outperformed lower-quality bonds during the period, with all tiers delivering negative absolute returns. The best-performing credit tier, as measured by Barclays Capital, was AAA; the worst-performing tier was BBB. The Barclays Tobacco and Non-Investment Grade Indices outperformed BBB rated credits.

Supply remained low and refunding volume dropped 29% from a year ago, since higher interest rates dampened refinancing possibilities. On the demand front, municipal mutual funds have seen massive outflows since the middle of May. Lipper data showed that from May 11, 2013 to September 11, 2013, the municipal bond market witnessed $46.2 billion of outflows — the second-largest four-month period of outflows in history.

Fundamentally, some local governments faced significant fiscal challenges. Detroit filed the biggest municipal bankruptcy during the period, while Chicago received a multi-notch downgrade. Puerto Rico struggled with economic recession and pension liabilities, causing its uninsured general-obligation debt to trade at junk-bond levels. On the positive side, state tax revenues continued to improve in the second quarter of 2013, thanks to strong growth in personal tax collections. All states passed their annual budgets on time in 2013, and over 40 states implemented various forms of pension reform in the past two years. Despite idiosyncratic risks at the local government level, we believe that the market doesn’t expect defaults to spike in the near future.

IV. Return vs. Benchmark

For the fiscal year ended August 31, 2013, the SEI Tax-Exempt Trust Short Duration Municipal Fund, Class A, posted a total return of 0.17% versus 0.67% for the Barclays 1-Year Municipal Bond Index.

V. Fund Attribution

An allocation to bonds beyond two years in maturity was the main detractor, as the yield curve steepened. An overweight to outperforming industrial-development revenue bonds contributed to returns.

4	SEI Tax Exempt Trust / Annual Report / August 31, 2013

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2013 (Unaudited)

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Annualized Inception to Date
Short Duration Municipal Fund, Class A	0.17%	0.75%	1.54%	1.98%
Barclays 1-Year Municipal Bond Index[3]	0.67%	0.93%	1.76%	2.27%

Comparison of Change in the Value of a $100,000 Investment in the Short Duration Municipal Fund, Class A, versus the Barclays 1-Year Municipal Bond Index

[1]	For the period ended August 31, 2013. Past performance is no indication of future performance. Shares of the Fund were offered beginning November 13, 2003.

[2]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[3]

The Barclays 1-Year Municipal Bond Index is a rules-based, market-value-weighted index engineered for the short-term tax exempt bond market. The Index has four main sectors: general obligation, revenue, insured and pre-refunded bonds.

SEI Tax Exempt Trust / Annual Report / August 31, 2013	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2013 (Unaudited)

California Municipal Bond Fund

I. Objective

The California Municipal Bond Fund (the “Fund”) seeks to provide the highest level of current income exempt from federal and California state income taxes, as is consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a sub-advisor to manage the Fund under the supervision of SEI Investments Management Corp. (SIMC). Currently, the sub-advisor is McDonnell Investment Management, LLC.

III. Market Commentary

The municipal bond market took a rollercoaster ride in the 12 months ending August 31, 2013. It started the period with solid performance, helped by favorable technical conditions. Primary issuance was light, and was met with strong mutual fund flows. The market then reversed course in the second quarter of 2013, as volatility among Treasuries pushed municipal investors to the sidelines. Treasury yields moved substantially higher after Federal Reserve (Fed) Chairman Ben Bernanke made comments on potential tapering of the central bank’s quantitative-easing program. Subsequently, massive outflows from municipal mutual funds, heavy selling pressure and poor liquidity exacerbated market conditions. In addition, negative headlines covering Detroit’s bankruptcy filing and Puerto Rico’s economic, fiscal and pension challenges added to uncertainties.

During the one-year period ending August 31, 2013, yields on 5-year, 10-year and 30-year Treasuries increased by 105, 124 and 103 basis points, respectively. (One basis point equals 0.01%.) Over the same period, municipal bond yields with those same maturities rose by 83, 121 and 156 basis points, respectively. The municipal yield curve significantly steepened, as the difference between two-year and 30-year yields widened by 142 basis points to 402 basis points. The ratio between yields on 30-year municipals and Treasuries finished at 120%, considerably higher from a year ago and well above the long-term average. Cheap valuations — especially at the long end of the curve — have attracted crossover buyers, including banks, insurance companies and money managers. From a credit-quality perspective, higher-quality bonds outperformed lower-quality bonds during the period, with all tiers delivering negative absolute returns. The best-performing credit tier, as measured by Barclays Capital, was AAA; the worst-performing tier was BBB. The Barclays Tobacco and Non-Investment Grade Indices outperformed BBB rated credits.

Supply remained low and refunding volume dropped 29% from a year ago, since higher interest rates dampened refinancing possibilities. On the demand front, municipal mutual funds have seen massive outflows since the middle of May. Lipper data showed that from May 11, 2013 to September 11, 2013, the municipal bond market witnessed $46.2 billion of outflows — the second-largest four-month period of outflows in history.

Fundamentally, some local governments faced significant fiscal challenges. Detroit filed the biggest municipal bankruptcy during the period, while Chicago received a multi-notch downgrade. Puerto Rico struggled with economic recession and pension liabilities, causing its uninsured general-obligation debt to trade at junk-bond levels. On the positive side, state tax revenues continued to improve in the second quarter of 2013, thanks to strong growth in personal tax collections. All states passed their annual budgets on time in 2013, and over 40 states implemented various forms of pension reform in the past two years. Despite idiosyncratic risks at the local government level, we believe that the market doesn’t expect defaults to spike in the near future.

IV. Return vs. Benchmark

For the fiscal year ended August 31, 2013, the California Municipal Bond Fund, Class A, posted a total return of -2.92% versus -1.11% for the Barclays California Intermediate Municipal Index.

V. Fund Attribution

The underweight to California general-obligation bonds detracted from performance, as the state’s fiscal position improved thanks to an improving economy and increasing tax revenues. The overweight to longer-dated issues was a negative contributor, as the yield curve steepened.

6	SEI Tax Exempt Trust / Annual Report / August 31, 2013

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2013 (Unaudited)

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date
California Municipal Bond Fund, Class A	(2.92)%	1.93%	3.85%	3.71%	4.17%
Barclays California Intermediate Municipal Index[3]	(1.11)%	3.15%	5.11%	4.79%	4.96%

Comparison of Change in the Value of a $100,000 Investment in the California Municipal Bond Fund, Class A, versus the Barclays California Intermediate Municipal Index

[1]	For the period ended August 31, 2013. Past performance is no indication of future performance. Shares of the Fund were offered beginning August 19, 1998.

[2]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[3]

The Barclays California Intermediate Municipal Index is a subset of the Barclays Municipal Bond Index, an unmanaged, broad-based statistical composite of municipal bonds, and is comprised primarily of bond obligations of the state and local governments of California and their agencies, with maturities between 5 and 10 years.

SEI Tax Exempt Trust / Annual Report / August 31, 2013	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2013 (Unaudited)

Massachusetts Municipal Bond Fund

I. Objective

The Massachusetts Municipal Bond Fund (the “Fund”) seeks to provide the highest level of current income exempt from federal and Massachusetts state income taxes, as is consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a sub-advisor to manage the Fund under the supervision of SEI Investments Management Corp. (SIMC). Currently, the sub-advisor is Standish Mellon Asset Management.

III. Market Commentary

The municipal bond market took a rollercoaster ride in the 12 months ending August 31, 2013. It started the period with solid performance, helped by favorable technical conditions. Primary issuance was light, and was met with strong mutual fund flows. The market then reversed course in the second quarter of 2013, as volatility among Treasuries pushed municipal investors to the sidelines. Treasury yields moved substantially higher after Federal Reserve (Fed) Chairman Ben Bernanke made comments on potential tapering of the central bank’s quantitative-easing program. Subsequently, massive outflows from municipal mutual funds, heavy selling pressure and poor liquidity exacerbated market conditions. In addition, negative headlines covering Detroit’s bankruptcy filing and Puerto Rico’s economic, fiscal and pension challenges added to uncertainties.

During the one-year period ending August 31, 2013, yields on 5-year, 10-year and 30-year Treasuries increased by 105, 124 and 103 basis points, respectively. (One basis point equals 0.01%.) Over the same period, municipal bond yields with those same maturities rose by 83, 121 and 156 basis points, respectively. The municipal yield curve significantly steepened, as the difference between two-year and 30-year yields widened by 142 basis points to 402 basis points. The ratio between yields on 30-year municipals and Treasuries finished at 120%, considerably higher from a year ago and well above the long-term average. Cheap valuations — especially at the long end of the curve — have attracted crossover buyers, including banks, insurance companies and money managers. From a credit-quality perspective, higher-quality bonds outperformed lower-quality bonds during the period, with all tiers delivering negative absolute returns. The best-performing credit tier, as measured by Barclays Capital, was AAA; the worst-performing tier was BBB. The Barclays Tobacco and Non-Investment Grade Indices outperformed BBB rated credits.

Supply remained low and refunding volume dropped 29% from a year ago, since higher interest rates dampened refinancing possibilities. On the demand front, municipal mutual funds have seen massive outflows since the middle of May. Lipper data showed that from May 11, 2013 to September 11, 2013, the municipal bond market witnessed $46.2 billion of outflows — the second-largest four-month period of outflows in history.

Fundamentally, some local governments faced significant fiscal challenges. Detroit filed the biggest municipal bankruptcy during the period, while Chicago received a multi-notch downgrade. Puerto Rico struggled with economic recession and pension liabilities, causing its uninsured general-obligation debt to trade at junk-bond levels. On the positive side, state tax revenues continued to improve in the second quarter of 2013, thanks to strong growth in personal tax collections. All states passed their annual budgets on time in 2013, and over 40 states implemented various forms of pension reform in the past two years. Despite idiosyncratic risks at the local government level, we believe that the market doesn’t expect defaults to spike in the near future.

IV. Return vs. Benchmark

For the fiscal year ended August 31, 2013, the Massachusetts Municipal Bond Fund, Class A, posted a total return of -3.45% versus -2.38% for the Barclays Massachusetts Intermediate Municipal Index.

V. Fund Attribution

Exposure to Puerto Rico was a significant negative contributor as those issues underperformed bonds domiciled in Massachusetts. The Fund began the period with 5% exposure to Puerto Rico, with the manager subsequently reducing exposure over the year; as of year-end, the Fund had 3.2% exposure. The barbelled yield-curve position (higher allocations to short- and long-dated issues) also detracted from performance. With credit spreads widening, an overweight to revenue and an underweight to general-obligation bonds negatively impacted performance.

8	SEI Tax Exempt Trust / Annual Report / August 31, 2013

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2013 (Unaudited)

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date
Massachusetts Municipal Bond Fund, Class A	(3.45)%	1.58%	4.08%	3.88%	4.18%
Barclays Massachusetts Intermediate Municipal Index[3]	(2.38)%	2.57%	4.83%	4.64%	4.96%

Comparison of Change in the Value of a $100,000 Investment in the Massachusetts Municipal Bond Fund, Class A, versus the Barclays Massachusetts Intermediate Municipal Index

[1]	For the period ended August 31, 2013. Past performance is no indication of future performance. Shares of the Fund were offered beginning August 19, 1998.

[2]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[3]

The Barclays Massachusetts Intermediate Municipal Index is a subset of the Barclays Municipal Bond Index, an unmanaged, broad-based statistical composite of municipal bonds, and is comprised primarily of bond obligations of the state and local governments of Massachusetts and their agencies, with maturities between 5 and 10 years.

SEI Tax Exempt Trust / Annual Report / August 31, 2013	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2013 (Unaudited)

New Jersey Municipal Bond Fund

I. Objective

The New Jersey Municipal Bond Fund (the “Fund”) seeks to provide the highest level of current income exempt from federal and New Jersey state income taxes, as is consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a sub-advisor to manage the Fund under the supervision of SEI Investments Management Corp. (SIMC). The current sub-advisor is McDonnell Investment Management, LLC.

III. Market Commentary

The municipal bond market took a rollercoaster ride in the 12 months ending August 31, 2013. It started the period with solid performance, helped by favorable technical conditions. Primary issuance was light, and was met with strong mutual fund flows. The market then reversed course in the second quarter of 2013, as volatility among Treasuries pushed municipal investors to the sidelines. Treasury yields moved substantially higher after Federal Reserve (Fed) Chairman Ben Bernanke made comments on potential tapering of the central bank’s quantitative-easing program. Subsequently, massive outflows from municipal mutual funds, heavy selling pressure and poor liquidity exacerbated market conditions. In addition, negative headlines covering Detroit’s bankruptcy filing and Puerto Rico’s economic, fiscal and pension challenges added to uncertainties.

During the one-year period ending August 31, 2013, yields on 5-year, 10-year and 30-year Treasuries increased by 105, 124 and 103 basis points, respectively. (One basis point equals 0.01%.) Over the same period, municipal bond yields with those same maturities rose by 83, 121 and 156 basis points, respectively. The municipal yield curve significantly steepened, as the difference between two-year and 30-year yields widened by 142 basis points to 402 basis points. The ratio between yields on 30-year municipals and Treasuries finished at 120%, considerably higher from a year ago and well above the long-term average. Cheap valuations — especially at the long end of the curve — have attracted crossover buyers, including banks, insurance companies and money managers. From a credit-quality perspective, higher-quality bonds outperformed lower-quality bonds during the period, with all tiers delivering negative absolute returns. The best-performing credit tier, as measured by Barclays Capital, was AAA; the worst-performing tier was BBB. The Barclays Tobacco and Non-Investment Grade Indices outperformed BBB rated credits.

Supply remained low and refunding volume dropped 29% from a year ago, since higher interest rates dampened refinancing possibilities. On the demand front, municipal mutual funds have seen massive outflows since the middle of May. Lipper data showed that from May 11, 2013 to September 11, 2013, the municipal bond market witnessed $46.2 billion of outflows — the second-largest four-month period of outflows in history.

Fundamentally, some local governments faced significant fiscal challenges. Detroit filed the biggest municipal bankruptcy during the period, while Chicago received a multi-notch downgrade. Puerto Rico struggled with economic recession and pension liabilities, causing its uninsured general-obligation debt to trade at junk-bond levels. On the positive side, state tax revenues continued to improve in the second quarter of 2013, thanks to strong growth in personal tax collections. All states passed their annual budgets on time in 2013, and over 40 states implemented various forms of pension reform in the past two years. Despite idiosyncratic risks at the local government level, we believe that the market doesn’t expect defaults to spike in the near future.

IV. Return vs. Benchmark

For the fiscal year ended August 31, 2013 the SEI Tax-Exempt Trust New Jersey Municipal Bond Fund, Class A, posted a return of -2.15% versus -1.39% for the Barclays 3-10 Year Municipal Blend Index.

V. Fund Attribution

The overweight to longer–dated issues was a negative contributor, as the yield curve steepened. The lack of exposure to Puerto Rico was a positive contributor, as the territory’s issues (which are included in the benchmark) significantly underperformed during the period.

10	SEI Tax Exempt Trust / Annual Report / August 31, 2013

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2013 (Unaudited)

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date
New Jersey Municipal Bond Fund, Class A	(2.15)%	1.49%	3.51%	3.40%	3.82%
Barclays 3-10 Year Municipal Blend Index[3]	(1.39)%	2.39%	4.35%	4.21%	4.60%

Comparison of Change in the Value of a $100,000 Investment in the New Jersey Municipal Bond Fund, Class A, versus the Barclays 3-10 Year Municipal Blend Index

[1]	For the period ended August 31, 2013. Past performance is no indication of future performance. Shares of the Fund were offered beginning August 18, 1998.

[2]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[3]

The Barclays 3-10 Year Municipal Blend Index is a rules-based, market value- weighted index engineered for the intermediate-term tax exempt investor. The Index is derived from a combination of the Barclays 3, 5, 7 and 10 year municipal Indices. These Indices have four main sectors: general obligation, revenue, insured and pre-refunded bonds.

SEI Tax Exempt Trust / Annual Report / August 31, 2013	11

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2013 (Unaudited)

New York Municipal Bond Fund

I. Objective

The New York Municipal Bond Fund (the “Fund”) seeks to provide the highest level of current income exempt from federal and New York state and city income taxes, as is consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a sub-advisor to manage the Fund under the supervision of SEI Investments Management Corp. (SIMC). Currently, the sub-advisor is Standish Mellon Asset Management.

III. Market Commentary

The municipal bond market took a rollercoaster ride in the 12 months ending August 31, 2013. It started the period with solid performance, helped by favorable technical conditions. Primary issuance was light, and was met with strong mutual fund flows. The market then reversed course in the second quarter of 2013, as volatility among Treasuries pushed municipal investors to the sidelines. Treasury yields moved substantially higher after Federal Reserve (Fed) Chairman Ben Bernanke made comments on potential tapering of the central bank’s quantitative-easing program. Subsequently, massive outflows from municipal mutual funds, heavy selling pressure and poor liquidity exacerbated market conditions. In addition, negative headlines covering Detroit’s bankruptcy filing and Puerto Rico’s economic, fiscal and pension challenges added to uncertainties.

During the one-year period ending August 31, 2013, yields on 5-year, 10-year and 30-year Treasuries increased by 105, 124 and 103 basis points, respectively. (One basis point equals 0.01%.) Over the same period, municipal bond yields with those same maturities rose by 83, 121 and 156 basis points, respectively. The municipal yield curve significantly steepened, as the difference between two-year and 30-year yields widened by 142 basis points to 402 basis points. The ratio between yields on 30-year municipals and Treasuries finished at 120%, considerably higher from a year ago and well above the long-term average. Cheap valuations — especially at the long end of the curve — have attracted crossover buyers, including banks, insurance companies and money managers. From a credit-quality perspective, higher-quality bonds outperformed lower-quality bonds during the period, with all tiers delivering negative absolute returns. The best-performing credit tier, as measured by Barclays Capital, was AAA; the worst-performing tier was BBB. The Barclays Tobacco and Non-Investment Grade Indices outperformed BBB rated credits.

Supply remained low and refunding volume dropped 29% from a year ago, since higher interest rates dampened refinancing possibilities. On the demand front, municipal mutual funds have seen massive outflows since the middle of May. Lipper data showed that from May 11, 2013 to September 11, 2013, the municipal bond market witnessed $46.2 billion of outflows — the second-largest four-month period of outflows in history.

Fundamentally, some local governments faced significant fiscal challenges. Detroit filed the biggest municipal bankruptcy during the period, while Chicago received a multi-notch downgrade. Puerto Rico struggled with economic recession and pension liabilities, causing its uninsured general-obligation debt to trade at junk-bond levels. On the positive side, state tax revenues continued to improve in the second quarter of 2013, thanks to strong growth in personal tax collections. All states passed their annual budgets on time in 2013, and over 40 states implemented various forms of pension reform in the past two years. Despite idiosyncratic risks at the local government level, we believe that the market doesn’t expect defaults to spike in the near future.

IV. Return vs. Benchmark

For the fiscal year ended August 31, 2013, the New York Municipal Bond Fund, Class A, posted a total return of -2.41% versus -1.68% for the Barclays New York Intermediate Municipal Index. Exposure to Puerto Rico was a significant negative contributor, as those issues underperformed bonds domiciled in New York. The Fund began the period with 7% exposure to Puerto Rico, with the manager subsequently reducing the exposure over the year; as of year-end, the Fund had 4% exposure.

V. Fund Attribution

The barbelled yield curve position (higher allocations to short- and long-dated maturities) also detracted from performance. With credit quality spreads widening, an overweight to revenue and underweight

12	SEI Tax Exempt Trust / Annual Report / August 31, 2013

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2013 (Unaudited)

to general obligation bonds negatively impacted performance. The mostly longer duration was a negative as well, as municipal yields rose sharply over the period.

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date
New York Municipal Bond Fund, Class A	(2.41)%	1.52%	3.65%	3.60%	4.09%
Barclays New York Intermediate Municipal Index[3]	(1.68)%	2.31%	4.64%	4.53%	4.85%

Comparison of Change in the Value of a $100,000 Investment in the New York Municipal Bond Fund, Class A, versus the Barclays New York Intermediate Municipal Index

[1]	For the period ended August 31, 2013. Past performance is no indication of future performance. Shares of the Fund were offered beginning August 18, 1998.

[2]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[3]

The Barclays New York Intermediate Municipal Index is a subset of the Barclays Municipal Bond Index, an unmanaged, broad-based statistical composite of municipal bonds, and is comprised primarily of bond obligations of the state and local governments of New York and their agencies, with maturities between 5 and 10 years.

SEI Tax Exempt Trust / Annual Report / August 31, 2013	13

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2013 (Unaudited)

Pennsylvania Municipal Bond Fund

I. Objective

The Pennsylvania Municipal Bond Fund (the “Fund”) seeks to provide current income exempt from federal and Pennsylvania state income taxes consistent with the preservation of capital.

II. Multi-Manager Approach Statement

The Fund uses a sub-advisor to manage the Fund under the supervision of SEI Investments Management Corp. (SIMC). The current sub-advisor is Standish Mellon Asset Management.

III. Market Commentary

The municipal bond market took a rollercoaster ride in the 12 months ending August 31, 2013. It started the period with solid performance, helped by favorable technical conditions. Primary issuance was light, and was met with strong mutual fund flows. The market then reversed course in the second quarter of 2013, as volatility among Treasuries pushed municipal investors to the sidelines. Treasury yields moved substantially higher after Federal Reserve (Fed) Chairman Ben Bernanke made comments on potential tapering of the central bank’s quantitative-easing program. Subsequently, massive outflows from municipal mutual funds, heavy selling pressure and poor liquidity exacerbated market conditions. In addition, negative headlines covering Detroit’s bankruptcy filing and Puerto Rico’s economic, fiscal and pension challenges added to uncertainties.

During the one-year period ending August 31, 2013, yields on 5-year, 10-year and 30-year Treasuries increased by 105, 124 and 103 basis points, respectively. (One basis point equals 0.01%.) Over the same period, municipal bond yields with those same maturities rose by 83, 121 and 156 basis points, respectively. The municipal yield curve significantly steepened, as the difference between two-year and 30-year yields widened by 142 basis points to 402 basis points. The ratio between yields on 30-year municipals and Treasuries finished at 120%, considerably higher from a year ago and well above the long-term average. Cheap valuations — especially at the long end of the curve — have attracted crossover buyers, including banks, insurance companies and money managers. From a credit-quality perspective, higher-quality bonds outperformed lower-quality bonds during the period, with all tiers delivering negative absolute returns. The best-performing credit tier, as measured by Barclays Capital, was AAA; the worst-performing tier was BBB. The Barclays Tobacco and Non-Investment Grade Indices outperformed BBB rated credits.

Supply remained low and refunding volume dropped 29% from a year ago, since higher interest rates dampened refinancing possibilities. On the demand front, municipal mutual funds have seen massive outflows since the middle of May. Lipper data showed that from May 11, 2013 to September 11, 2013, the municipal bond market witnessed $46.2 billion of outflows — the second-largest four-month period of outflows in history.

Fundamentally, some local governments faced significant fiscal challenges. Detroit filed the biggest municipal bankruptcy during the period, while Chicago received a multi-notch downgrade. Puerto Rico struggled with economic recession and pension liabilities, causing its uninsured general-obligation debt to trade at junk-bond levels. On the positive side, state tax revenues continued to improve in the second quarter of 2013, thanks to strong growth in personal tax collections. All states passed their annual budgets on time in 2013, and over 40 states implemented various forms of pension reform in the past two years. Despite idiosyncratic risks at the local government level, we believe that the market doesn’t expect defaults to spike in the near future.

IV. Return vs. Benchmark

For the fiscal year ended August 31, 2013, the Pennsylvania Municipal Bond Fund, Class A, posted a total return of -2.41% versus -1.63% for the Barclays Pennsylvania Intermediate Municipal Index.

V. Fund Attribution

Exposure to Puerto Rico was a significant negative contributor, as those issues underperformed the bonds of Pennsylvania-domiciled issuers. The Fund began the period with 7.5% exposure to Puerto Rico [issuance], with the manager subsequently reducing the exposure over the year; as of year-end, the Fund had 4.7% exposure. The barbelled yield-curve position (higher allocations to shorter and longer maturities) also detracted from performance. With credit spreads widening, an overweight to revenue and an underweight to general-obligation bonds negatively impacted performance.

14	SEI Tax Exempt Trust / Annual Report / August 31, 2013

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2013 (Unaudited)

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Average Annual 10-Year Return	Annualized Inception to Date
Pennsylvania Municipal Bond Fund, Class A	(2.41)%	2.06%	3.62%	3.48%	3.98%
Pennsylvania Municipal Bond Fund, Class B	(2.35)%	2.19%	3.77%	3.61%	5.03%
Barclays Pennsylvania Intermediate Municipal Index[3]	(1.63)%	2.83%	4.88%	4.57%	4.85%

Comparison of Change in the Value of a $100,000 Investment in the Pennsylvania Municipal Bond Fund, Class A and Class B, versus the Barclays Pennsylvania Intermediate Municipal Index

[1]	For the period ended August 31, 2013. Past performance is no indication of future performance. Class A and Class B shares were offered beginning August 26, 1998 and August 14, 1989, respectively.

[2]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[3]

The Barclays Pennsylvania Intermediate Municipal Index is a subset of the Barclays Municipal Bond Index, an unmanaged, broad-based statistical composite of municipal bonds, and is comprised primarily of bond obligations of the state and local governments of Pennsylvania and their agencies, with maturities between 5 and 10 years.

SEI Tax Exempt Trust / Annual Report / August 31, 2013	15

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2013 (Unaudited)

Tax-Advantaged Income Fund

I. Objective

The Tax-Advantaged Income Fund (the “Fund”) seeks to provide the highest level of income possible in a tax-efficient manner.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund under the general supervision of SEI Investments Management Corp. (SIMC). The Fund used the following sub-advisers as of August 31, 2013: Pacific Investment Management Company, LLC and Spectrum Asset Management.

III. Market Commentary

The municipal bond market took a rollercoaster ride in the 12 months ending August 31, 2013. It started the period with solid performance, helped by favorable technical conditions. Primary issuance was light, and was met with strong mutual fund flows. The market then reversed course in the second quarter of 2013, as volatility among Treasuries pushed municipal investors to the sidelines. Treasury yields moved substantially higher after Federal Reserve (Fed) Chairman Ben Bernanke made comments on potential tapering of the central bank’s quantitative-easing program. Subsequently, massive outflows from municipal mutual funds, heavy selling pressure and poor liquidity exacerbated market conditions. In addition, negative headlines covering Detroit’s bankruptcy filing and Puerto Rico’s economic, fiscal and pension challenges added to uncertainties.

During the one-year period ending August 31, 2013, yields on 5-year, 10-year and 30-year Treasuries increased by 105, 124 and 103 basis points, respectively. (One basis point equals 0.01%.) Over the same period, municipal bond yields with those same maturities rose by 83, 121 and 156 basis points, respectively. The municipal yield curve significantly steepened, as the difference between two-year and 30-year yields widened by 142 basis points to 402 basis points. The ratio between yields on 30-year municipals and Treasuries finished at 120%, considerably higher from a year ago and well above the long-term average. Cheap valuations — especially at the long end of the curve — have attracted crossover buyers, including banks, insurance companies and money managers. From a credit-quality perspective, higher-quality bonds outperformed lower-quality bonds during the period, with all tiers delivering negative absolute returns. The best-performing credit tier, as measured by Barclays Capital, was AAA; the worst-performing tier was BBB. The Barclays Tobacco and Non-Investment Grade Indices outperformed BBB rated credits.

Supply remained low and refunding volume dropped 29% from a year ago, since higher interest rates dampened refinancing possibilities. On the demand front, municipal mutual funds have seen massive outflows since the middle of May. Lipper data showed that from May 11, 2013 to September 11, 2013, the municipal bond market witnessed $46.2 billion of outflows — the second-largest four-month period of outflows in history.

Fundamentally, some local governments faced significant fiscal challenges. Detroit filed the biggest municipal bankruptcy during the period, while Chicago received a multi-notch downgrade. Puerto Rico struggled with economic recession and pension liabilities, causing its uninsured general-obligation debt to trade at junk-bond levels. On the positive side, state tax revenues continued to improve in the second quarter of 2013, thanks to strong growth in personal tax collections. All states passed their annual budgets on time in 2013, and over 40 states implemented various forms of pension reform in the past two years. Despite idiosyncratic risks at the local government level, we believe that the market doesn’t expect defaults to spike in the near future.

Within the preferred securities market, improving operations among banks and other financial institutions, combined with higher regulatory capital requirements, enabled preferred stocks to continue their recovery from the 2008 crisis. While the municipal market experienced negative returns over the period, the preferred market enjoyed positive returns over the period. Improving bank capital positions and attractive yields attracted buyers in the low-yield environment, and preferreds outperformed similar fixed-income securities after interest rates rose in the wake of the Fed taper talks. Moving forward, we believe that preferred returns are more likely to approximate the income the securities generate following several years of price recovery.

16	SEI Tax Exempt Trust / Annual Report / August 31, 2013

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

SEI TAX EXEMPT TRUST — AUGUST 31, 2013 (Unaudited)

IV. Return vs. Benchmark

For the 12 months ended August 31, 2013, the Tax-Advantaged Income Fund posted a total return of -3.04% versus -3.80% for its custom benchmark (60% Barclays High Yield Municipal Bond Index/40% Barclays Municipal Bond Index).

V. Fund Attribution

The Fund’s allocation to QDI-eligible preferred stocks was the primary driver of outperformance for the period, as these securities outperformed municipal bonds. Security selection and holdings in municipal tobacco bonds were also additive, as these securities were one of the better-performing sectors in a down market. An underweight to Puerto Rico debt helped, as the territory’s bonds came under pressure from a myriad of financial concerns. Subtracting from returns was an overweight to BBB rated securities, which underperformed.

During its fiscal year, the Fund purchased a small position in U.S. Treasury futures and interest-rate swaps contracts to manage portfolio duration and interest-rate sensitivity. This positioning did not have a material impact on Fund performance, as it was utilized for hedging interest-rate risk.

AVERAGE ANNUAL TOTAL RETURN1,2

	One Year Return	Average Annual 3-Year Return	Average Annual 5-Year Return	Annualized Inception to Date
Tax-Advantaged Income Fund, Class A	(3.04)%	3.71%	5.87%	3.77%
60/40 Hybrid of the following Indices:	(3.80)%	3.80%	4.85%	3.85%
Barclays High Yield Municipal Bond Index[3]	(3.91)%	4.68%	4.92%	3.30%
Barclays Municipal Bond Index[4]	(3.70)%	2.45%	4.52%	4.51%

Comparison of Change in the Value of a $100,000 Investment in the Tax-Advantaged Income Fund, Class A, versus a 60/40 Hybrid of the following Barclays Indices: the Barclays High Yield Municipal Bond Index and the Barclays Municipal Bond Index

[1]	For the period ended August 31, 2013. Past performance is no indication of future performance. Shares of the Fund were offered beginning September 4, 2007.

[2]	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

[3]

The Barclays High Yield Municipal Bond Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included. The Index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations.

[4]

The Barclays Municipal Bond Index is a rules based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the Index, bonds must have a minimum credit rating of Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

SEI Tax Exempt Trust / Annual Report / August 31, 2013	17

SCHEDULE OF INVESTMENTS

Tax Free Fund

August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 100.1%

California — 8.1%
Antelope Valley-East Kern, Water Revenue, Ser A-2, COP
0.030%, 09/03/13 (A)(B)	$10,200	$10,200
California State, Communities Development Authority, RB
0.180%, 10/17/13	4,600	4,600
0.180%, 11/21/13	5,000	5,000
0.190%, 03/12/14	1,200	1,200
0.200%, 04/08/14	1,400	1,400
California State, Health Facility Authority, RB
0.200%, 11/12/13	2,000	2,000
California State, Ser A-2, RB
2.000%, 06/23/14	6,560	6,654
Eclipse Funding Trust, RB
0.090%, 09/05/13 (A)(B)	8,275	8,275
West Hills, Community College District, COP
0.050%, 09/04/13 (A)(B)	17,000	17,000

		56,329

Colorado — 1.0%
Colorado State, Housing & Finance Authority, RB
0.060%, 09/04/13 (B)	7,000	7,000

Connecticut — 4.6%
Connecticut State, Health & Educational Facility Authority, Hotchkiss School Project, Ser A RB
0.070%, 09/05/13 (B)	7,900	7,900
Connecticut State, Housing Finance Authority, Ser B4, RB
0.070%, 09/05/13 (B)	12,780	12,780
Connecticut State, Industrial Development Authority, Bradley Airport Hotel Project, RB
0.060%, 09/05/13 (A)(B)	5,285	5,285

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Enfield, BAN
1.000%, 08/14/14	$1,600	$1,612
Manchester, BAN
1.500%, 07/03/14	1,430	1,445
Stonington, BAN
1.000%, 08/22/14	2,730	2,751

		31,773

Florida — 5.9%
Broward County, School Board, Ser C, COP, AGM Pre-Refunded @ 100
5.250%, 07/01/14 (C)	1,410	1,464
Duval County, Housing Finance Authority, Glades Apartment Project, RB
0.060%, 09/05/13 (A)(B)	100	100
Eclipse Funding Trust, COP, FSA
0.080%, 09/05/13 (A)(B)	2,400	2,400
Florida State, Development Finance Authority, Center Court Properties Project, RB
0.100%, 09/05/13 (A)(B)	1,825	1,825
Florida State, Housing Finance Authority, Multi-Family Woodlands Project, RB
0.070%, 09/04/13 (A)(B)	10,250	10,250
Hillsborough County, Capital Improvement Authority, RB
0.130%, 10/10/13	3,100	3,100
Kissimmee, Utility Authority, RB
0.180%, 09/06/13	7,900	7,900
Orlando-Orange County, Expressway Authority, Sub-Ser B-2, RB
0.050%, 09/05/13 (A)(B)	5,500	5,500
Palm Beach County, Revenue Authority, Henry Morrison Flagler Project, RB
0.070%, 09/05/13 (A)(B)	1,800	1,800
RBC Municipal Products Trust, GO
0.060%, 09/05/13 (A)(B)	6,150	6,150

		40,489

Georgia — 1.6%
Macon, Water Authority, Ser A, RB
0.070%, 09/05/13 (B)	10,805	10,805

Hawaii — 0.2%
Hawaii State, Ser DD, GO, NATL-RE Pre-Refunded @ 100
5.000%, 05/01/14 (C)	1,250	1,289

Illinois — 10.4%
Chicago, Neighborhoods Alive Project, Ser B-4, GO
0.240%, 09/01/13 (A)(B)	5,600	5,600
Chicago, Ser D, GO
0.060%, 09/01/13 (A)(B)	5,700	5,700

18	SEI Tax Exempt Trust / Annual Report / August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Illinois State, Development Finance Authority, Christian Brothers Services Project, RB
0.170%, 09/04/13 (A)(B)	$700	$700
Illinois State, Development Finance Authority, McCormick Theological Project, Ser A, RB
0.070%, 09/04/13 (A)(B)	700	700
Illinois State, Development Finance Authority, North Shore Country Day Project, RB
0.070%, 09/04/13 (A)(B)	6,100	6,100
Illinois State, Development Finance Authority, University of Chicago Project, Ser C, RB
0.070%, 09/05/13 (B)	19,945	19,945
Illinois State, Development Finance Authority, Robert Morris College Project, RB
0.090%, 09/05/13 (A)(B)	7,590	7,590
Illinois State, Development Finance Authority, YMCA Metropolitan Chicago Project, RB
0.070%, 09/05/13 (A)(B)	4,400	4,400
Illinois State, Unemployment Compensation Trust Fund, Ser A, RB
5.000%, 06/15/14	2,400	2,489
JPMorgan Chase PUTTERs/DRIVERs Trust, Ser 4048, RB
0.210%, 09/07/13 (A)(B)	7,270	7,270
JPMorgan Chase PUTTERs/DRIVERs Trust, Ser 4279, GO
0.110%, 09/04/13 (B)	7,000	7,000
Will County, Community Unit School District No. 365 Valley View, Ser B, GO, AGM
0.331%, 11/01/13 (D)(E)	4,100	4,098

		71,592

Indiana — 5.2%
Indiana State, Development Finance Authority, Children’s Museum Project, RB
0.070%, 09/04/13 (B)	5,600	5,600
Indiana State, Development Finance Authority, Depauw University Project, Ser A, RB
0.060%, 09/05/13 (A)(B)	1,750	1,750
Indiana State, Development Finance Authority, Goodwill Industries Michiana Project, Ser A, RB
0.080%, 09/05/13 (A)(B)	2,180	2,180

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Indiana State, Development Financial Authority, Ohio Valley Electric Corporation Project, RB
0.080%, 09/05/13	$7,000	$7,000
Indiana State, Finance Authority, Indiana University Health Systems Project, Ser C, RB
0.050%, 09/04/13 (A)(B)	4,845	4,845
Indiana State, Finance Authority, Midwestern Disaster Relief Project, RB
0.040%, 09/05/13 (A)(B)	4,000	4,000
Indiana State, Industrial Development Finance Authority, Brebeuf Preparatory School Project, RB
0.170%, 09/05/13 (A)(B)	3,500	3,500
Indiana State, Industrial Development Finance Authority, Goodwill Industries Center Project, RB
0.130%, 09/05/13 (A)(B)	155	155
Marshall County, Industrial Economic Development Authority, Culver Educational Foundation Project, RB
0.060%, 09/05/13 (A)(B)	6,600	6,600

		35,630

Iowa — 0.2%
Iowa State, Finance Authority, Morningside College Project, RB
0.060%, 09/01/13 (A)(B)	1,400	1,400

Kentucky — 4.3%
Boone County, Pollution Control Revenue Authority, Duke Energy Project, RB
0.070%, 09/04/13 (A)(B)	5,500	5,500
Kenton County, School District Finance, RB Pre-Refunded @ 100
5.000%, 06/01/14 (C)	5,170	5,352
Kenton County, School District Finance, RB, NATL-RE Pre-Refunded @ 100
5.000%, 06/01/14 (C)	2,115	2,190
Kentucky State, Economic Development Finance Authority, Catholic Health Project, Ser A, RB
3.750%, 05/01/14	1,000	1,023
Kentucky State, Property & Building Commission, Project No. 79, RB, NATL-RE Pre-Refunded @ 100
5.125%, 10/01/13 (C)	2,700	2,711
Kentucky State, Rural Water Finance, Ser D-1, RB
1.000%, 09/01/14	2,240	2,256
Seneca Gardens, Educational Facilities Authority, Louisville Presbyterian Project, RB
0.080%, 09/05/13 (A)(B)	3,605	3,605

SEI Tax Exempt Trust / Annual Report / August 31, 2013	19

SCHEDULE OF INVESTMENTS

Tax Free Fund (Continued)

August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Williamstown, League of Cities, Funding Trust, Ser B, RB
0.070%, 09/06/13 (A)(B)	$7,000	$7,000

		29,637

Louisiana — 1.4%
St. James Parish, Industrial Development Authority, Nustar Logistics Project, RB
0.060%, 09/04/13 (A)(B)	9,700	9,700

Maryland — 0.3%
Maryland State, Department of Transportation, RB Pre-Refunded @ 100
5.000%, 05/01/14 (C)	2,100	2,167

Massachusetts — 1.4%
Bellingham, BAN
1.000%, 06/26/14	1,000	1,006
Marlborough, BAN
1.000%, 06/20/14	2,368	2,383
Massachusetts State, Development Finance Agency, Seven Hills Foundation Project, Ser A, RB
0.060%, 09/05/13 (A)(B)	450	450
Massachusetts State, Industrial Finance Agency, New England College Project, RB
0.080%, 09/05/13 (A)(B)	4,865	4,865
Weston, BAN
1.250%, 02/03/14	1,100	1,105

		9,809

Michigan — 3.3%
L’Anse Creuse, Public Schools, School Building & Site Project, GO
0.100%, 09/01/13 (B)	17,635	17,635
Orchard View Schools, School Building & Site Project, GO, NATL-RE Pre-Refunded @ 100
5.000%, 11/01/13 (C)	2,220	2,237
Parchment, School District, Ser 2836, GO, FSA
0.140%, 09/07/13 (B)	1,835	1,835
Utica, Community Schools, School Building & Site Project, GO Pre-Refunded @ 100
5.000%, 11/01/13 (C)	1,200	1,210

		22,917

Minnesota — 1.1%
Austin, Industrial Development Authority, Supervalu Project, RB
0.080%, 09/04/13 (A)(B)	1,325	1,325

Description	Face Amount ($ Thousands)	Value ($ Thousands)
East Grand Forks, Independent School District No. 595, TRAN
1.250%, 08/28/14	$1,800	$1,817
Eden Prairie, Independent School District No. 272, Ser A, GO
3.000%, 02/01/14	2,500	2,528
Elk River, Independent School District, GO
4.000%, 02/01/14	1,000	1,016
Le Sueur-Henderson, Independent School District No. 2397, TRAN
2.000%, 09/18/14	900	912

		7,598

Mississippi — 0.5%
Mississippi State, Business Finance, Gulf Opportunity Zone Revenue, Tindall Corp. Project, RB
0.060%, 09/03/13 (A)(B)	3,500	3,500

Missouri — 2.2%
Missouri State, Health & Educational Facilities Authority, RB
0.070%, 09/05/13 (B)	10,000	10,000
Missouri State, Health & Educational Facilities Authority, St. Louis Priory School Project, RB
0.110%, 09/05/13 (A)(B)	995	995
St. Louis County, Industrial Development Authority, Schnuck Markets Kirkwood Project, RB
0.080%, 09/05/13 (A)(B)	1,200	1,200
St. Louis, Industrial Development Authority, Kingsburg Place Apartments Project, RB
0.120%, 09/05/13 (A)(B)	3,170	3,170

		15,365

Nebraska — 1.9%
Central Plains, Energy Project No. 2, RB
0.060%, 09/05/13 (B)	7,030	7,030
Madison County, Hospital Authority No. 1, Faith Regional Health Services Project, Ser B, RB
0.059%, 09/05/13 (A)(B)	6,000	6,000

		13,030

Nevada — 0.3%
Reno, Sales Tax Revenue, Ser Senior Lien, RB
0.060%, 09/01/13 (A)(B)	2,200	2,200

20	SEI Tax Exempt Trust / Annual Report / August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New Hampshire — 0.3%
New Hampshire State, Health & Education Facilities Authority, Exeter Hospital Project, RB
0.060%, 09/05/13 (A)(B)	$2,285	$2,285

New Jersey — 0.5%
Sussex County, BAN
1.000%, 06/27/14	3,250	3,271

New York — 10.9%
Cheektowaga, BAN
0.500%, 07/17/14	2,700	2,706
Dutchess County, Industrial Development Agency, Marist College Civic Facility Project, Ser A, RB
0.050%, 09/06/13 (A)(B)	13,785	13,785
Forest City, New Rochelle Revenue Bond Certificate Trust, RB
0.110%, 09/05/13 (A)(B)	13,140	13,140
New York City, Housing Development Authority, RB, FHLMC
0.070%, 09/07/13 (B)	7,000	7,000
New York City, Housing Development, Manhattan Avenue Development Project, Ser A, RB
0.070%, 09/05/13 (A)(B)	4,100	4,100
New York City, Housing Development Authority, Ser H-2, RB
0.200%, 10/01/13 (B)	2,300	2,300
New York City, Municipal Water Finance Authority, Ser B2, RB
0.040%, 09/05/13 (B)	100	100
New York City, Transitional Finance Authority, Future Tax Secured Revenue, RB
0.050%, 09/05/13 (A)(B)	3,600	3,600
New York State, Dormitory Authority, Culinary Institute of America Project, RB
0.060%, 09/05/13 (A)(B)	1,775	1,775
New York State, Housing Finance Agency, RB, FNMA
0.050%, 09/04/13 (B)	5,000	5,000
New York State, Liberty Development, World Trade Center Project, RB
0.230%, 09/05/13 (B)	13,500	13,500
Niagara Area, Development Revenue, Niagara University Project, RB
0.070%, 09/04/13 (A)(B)	2,000	2,000
St. Lawrence County, Industrial Development Agency, United Helpers Independent Living Project, RB
0.150%, 09/04/13 (A)(B)	2,200	2,200

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Tonawanda, TRAN
1.000%, 09/04/14	$1,900	$1,914
West Seneca, BAN
1.000%, 08/01/14	2,500	2,517

		75,637

North Carolina — 1.7%
Mecklenburg County, Ser C, GO
4.000%, 12/01/13	3,515	3,549
North Carolina State, Educational Facilities Finance Agency, Elon College Project, RB
0.070%, 09/04/13 (A)(B)	5,390	5,390
North Carolina State, Medical Care Commission, Wayne Memorial Hospital Project, RB
0.050%, 09/05/13 (A)(B)	2,680	2,680

		11,619

Ohio — 3.0%
Columbus, Ser C, GO
5.000%, 07/15/14	1,270	1,323
East Liverpool, Hospital Revenue Authority, East Liverpool City Hospital Project, RB
0.060%, 09/05/13 (A)(B)	8,100	8,100
Hamilton County, Economic Development Authority, Saint Xavier High School Project, RB
0.060%, 09/06/13 (A)(B)	6,905	6,905
Lucas County, TRAN
1.000%, 07/16/14	1,300	1,308
Ohio State University, Ser B, RB
0.060%, 09/04/13 (B)	1,125	1,125
Ohio State, Air Quality Development Authority, Ohio Valley Electric Project, Ser A, RB
0.050%, 09/05/13 (A)(B)	2,000	2,000

		20,761

Oregon — 1.7%
Oregon Coast, Community College District, GO Pre-Refunded @ 100
5.000%, 06/15/14 (C)	1,000	1,037
Oregon State, Veterans Welfare Services Authority, GO
0.060%, 09/04/13 (B)	10,965	10,965

		12,002

SEI Tax Exempt Trust / Annual Report / August 31, 2013	21

SCHEDULE OF INVESTMENTS

Tax Free Fund (Concluded)

August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Pennsylvania — 7.2%
Adams County, Industrial Development Authority, Brethren Home Community Project, RB
0.060%, 09/05/13 (A)(B)	$17,320	$17,320
Allegheny County, Industrial Development Authority, Jewish Community Center Project, Ser B, RB
0.080%, 09/05/13 (A)(B)	2,095	2,095
Allegheny County, Redevelopment Authority, Brentwood Towne Square Project, Ser A, TA
0.150%, 09/05/13 (A)(B)	630	630
BB&T Municipal Trust, Ser 2061, RB, FSA
0.080%, 09/05/13 (B)	595	595
Delaware River, Port Authority, Ser B, RB
0.050%, 09/06/13 (A)(B)	4,600	4,600
Hazleton Area, Industrial Development Authority, MMI Preparatory School Project, RB
0.070%, 09/05/13 (A)(B)	1,390	1,390
Pennsylvania State, Economic Development Financing Authority, RB
0.060%, 09/01/13 (A)(B)	12,960	12,960
Pennsylvania State, Higher Educational Facilities Authority, Holy Family University Project, RB
0.049%, 09/05/13 (A)(B)	7,000	7,000
University of Pittsburgh, RB
2.000%, 07/11/14	3,050	3,097

		49,687

Puerto Rico — 1.8%
BB&T Municipal Trust, Ser 2034, RB
0.090%, 09/05/13 (A)(B)	5,995	5,995
RBC Municipal Products Trust, Ser E-46, RB
0.160%, 09/06/13 (A)(B)	6,800	6,800

		12,795

South Carolina — 2.9%
Florence, School District One, GO
3.000%, 03/01/14	1,000	1,014
Georgetown County, School District, Ser B, GO
5.000%, 03/01/14	1,200	1,229
Horry County, School District, GO
5.000%, 03/01/14	1,200	1,228
JPMorgan Chase PUTTERs/DRIVERs Trust, Ser 4132, RB, AGM
0.110%, 09/05/13 (B)	9,890	9,890

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Piedmont, Municipal Power Agency, Ser C, RB
0.050%, 09/05/13 (A)(B)	$2,700	$2,700
South Carolina State, Jobs-Economic Development Authority, Goodwill Industries Upper South Carolina Project, RB
0.060%, 09/02/13 (A)(B)	4,040	4,040

		20,101

South Dakota — 1.0%
South Dakota State, Housing Development Authority, Homeownership Meeting Project, Ser A, RB
0.040%, 09/05/13 (B)	6,800	6,800

Texas — 7.6%
Alvin, Independent School District, School Project, Ser A, GO, PSF-GTD
4.000%, 02/15/14	1,015	1,032
Fort Bend, Independent School District, Ser A, GO, PSF-GTD Pre-Refunded @ 100
5.250%, 08/15/14 (C)	1,700	1,780
Harris County, Cultural Education Facilities Finance, Hospital Memorial Hermann Health Care Project, RB
0.060%, 09/04/13 (B)	10,000	10,000
Houston, Public Improvement Project, Ser E, GO, AGM
5.000%, 03/01/14	2,045	2,093
Houston, Utility System Revenue Authority, Ser E, RB
5.000%, 11/15/13	2,100	2,121
Plemons-Stinnett-Phillips, Consolidated School District, School Building Project, GO, PSF-GTD
1.000%, 02/15/14	1,435	1,440
RBC Municipal Products Trust, Ser E18, RB
0.060%, 09/05/13 (A)(B)	17,000	17,000
Red River, Education Financing, Texas Christian University Project, RB
0.050%, 09/04/13 (B)	16,000	16,000
Tom Green County, Health Facilities Development, Universal Health Services Project, RB
0.130%, 09/04/13 (A)(B)	1,000	1,000

		52,466

22	SEI Tax Exempt Trust / Annual Report / August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Utah — 1.5%
Lehi City, Electric Utility Revenue Authority, RB
0.110%, 09/05/13 (A)(B)	$885	$885
Weber County, IHC Health Services, Ser A, RB
0.050%, 09/01/13 (B)	2,500	2,500
Wells Fargo Stage Trust, Ser 144C, RB, FHLMC
0.060%, 09/06/13 (B)	7,000	7,000

		10,385

Washington — 1.1%
King County, Housing Authority, Landmark Apartments Project, RB
0.060%, 09/05/13 (A)(B)	7,325	7,325

Wisconsin — 1.5%
Wisconsin State, Health & Educational Facilities Authority, Cedar Crest Project, RB
0.060%, 09/05/13 (A)(B)	7,225	7,225
Wisconsin State, Health & Educational Facilities Authority, Meriter Hospital Project, Ser C, RB
0.060%, 09/01/13 (A)(B)	3,500	3,500

		10,725

Multi-State — 3.5%
BB&T Municipal Trust, Ser 1007, RB
0.160%, 09/05/13 (A)(B)	755	755
BB&T Municipal Trust, Ser 1039, RB
0.160%, 09/05/13 (A)(B)	13,425	13,425
BB&T Municipal Trust, Ser 2008, RB
0.060%, 09/05/13 (A)(B)	9,995	9,995

		24,175

Total Municipal Bonds (Cost $692,264) ($ Thousands)		692,264

Total Investments — 100.1% (Cost $692,264) ($ Thousands)		$692,264

Percentages are based on Net Assets of $691,373 ($ Thousands).

(A)	Securities are held in connection with a letter of credit issued by a major bank.

(B)	Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on August 31, 2013. The demand and interest rate reset feature gives this security a shorter effective maturity date.

(C)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

(D)	Security is escrowed to maturity.

(E)	Zero coupon security. The rate shown on the Schedule of Investments represents the security’s effective yield at the time of purchase.

AGM — Assured Guaranty Municipal

BAN — Bond Anticipation Note

COP — Certificate of Participation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FSA — Financial Security Assistance

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

PSF-GTD — Texas Public School Fund Guarantee

RB — Revenue Bond

RE — Reinsurance provided by the aforementioned guarantor.

Ser — Series

TA — Tax Allocation

TRAN — Tax and Revenue Anticipation Note

As of August 31, 2013, all of the Fund’s investments are Level 2.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SEI Tax Exempt Trust / Annual Report / August 31, 2013	23

SCHEDULE OF INVESTMENTS

Institutional Tax Free Fund

August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 100.2%

Alabama — 1.2%
Alabama State, Ser A, GO
5.000%, 02/01/14	$1,000	$1,020
JPMorgan Chase PUTTERs/DRIVERs Trust, Ser 3516, RB, AGM
0.080%, 09/05/13 (A)	9,845	9,845

		10,865

California — 8.4%
California State, Communities Development Authority
0.180%, 10/17/13	6,920	6,920
0.180%, 11/21/13	10,000	10,000
0.190%, 03/12/14	1,700	1,700
0.200%, 04/08/14	2,100	2,100
California State, Ser A-2, RB
2.000%, 06/23/14	9,580	9,717
Los Angeles County, Multi-Family Mortgage Project, RB, FHLMC
0.060%, 09/02/13 (A)	2,700	2,700
San Diego County, Museum of Art Project, COP
0.110%, 09/05/13 (A)(B)	1,200	1,200
San Diego, Housing Authority, Hillside Garden Apartment Project, Ser C, RB, FNMA
0.050%, 09/05/13 (A)	11,915	11,915
Sequoia, Union High School District, Ser 2160, GO, AGM
0.210%, 09/05/13 (A)	6,965	6,965
West Hills, Community College District, COP
0.050%, 09/04/13 (A)(B)	25,000	25,000

		78,217

Colorado — 1.9%
Colorado State, Housing & Finance Authority, RB
0.060%, 09/04/13 (A)	18,000	18,000

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Connecticut — 3.0%
Connecticut State, Health & Educational Facility Authority, Ser A, RB
0.070%, 09/05/13 (A)	$4,200	$4,200
Connecticut State, Housing Finance Authority, RB
0.070%, 09/05/13 (A)	13,240	13,240
Connecticut State, Industrial Development Authority, Bradley Airport Hotel Project, RB
0.060%, 09/05/13 (A)(B)	1,870	1,870
Enfield, BAN
1.000%, 08/14/14	2,300	2,317
Manchester, BAN
1.500%, 07/03/14	2,075	2,097
Stonington, BAN
1.000%, 08/22/14	3,855	3,884

		27,608

Florida — 4.4%
Broward County, School Board, Ser C, COP, AGM Pre-Refunded @ 100
5.250%, 07/01/14 (C)	2,000	2,077
Duval County, Housing Finance Authority, Glades Apartment Project, RB
0.060%, 09/05/13 (A)(B)	1,900	1,900
Eclipse Funding Trust, COP, FSA
0.080%, 09/05/13 (A)(B)	3,460	3,460
Hillsborough County, Capital Improvements Authority, RB
0.130%, 10/10/13	4,200	4,200
JPMorgan Chase PUTTERs/DRIVERs Trust, Ser 3359, RB, NATL-RE FGIC
0.080%, 09/05/13 (A)	4,590	4,590
Kissimmee, Utility Authority, RB
0.180%, 09/06/13	11,350	11,350
Miami-Dade County, Industrial Development Authority, American Public Media Group Project, RB
0.060%, 09/01/13 (A)(B)	3,800	3,800
Palm Beach County, Revenue Authority, Henry Morrison Flagler Project, RB
0.070%, 09/05/13 (A)(B)	2,975	2,975
RBC Municipal Products Trust, GO
0.060%, 09/05/13 (A)(B)	6,395	6,395

		40,747

Georgia — 4.7%
Houston County, School District, GO
4.000%, 09/01/14	1,185	1,229
Macon, Water Authority, Ser A, RB
0.070%, 09/05/13 (A)	2,825	2,825

24	SEI Tax Exempt Trust / Annual Report / August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Main Street Natural Gas Authority, Ser A, RB
0.060%, 09/05/13 (A)	$32,690	$32,690
Paulding County, Hospital Authority, Ser B, RB
0.060%, 09/05/13 (A)(B)	6,875	6,875

		43,619

Hawaii — 0.2%
Hawaii State, Ser DD, GO, NATL-RE Pre-Refunded @ 100
5.000%, 05/01/14 (C)	1,750	1,804

Idaho — 0.1%
Ammon, Urban Renewal Agency, Tax Increment, Ser A, TA
0.160%, 09/05/13 (A)(B)	1,065	1,065

Illinois — 9.4%
Chicago, GO
0.240%, 09/01/13 (A)(B)	8,000	8,000
Chicago, Ser D, GO
0.060%, 09/01/13 (A)(B)	11,200	11,200
Illinois State, Development Finance Authority, Hope Donor Project, RB
0.080%, 09/05/13 (A)(B)	13,250	13,250
Illinois State, Development Finance Authority, North Shore Country Day Project, RB
0.070%, 09/04/13 (A)(B)	2,500	2,500
Illinois State, Development Finance Authority, University of Chicago Project, Ser C, RB
0.070%, 09/05/13 (A)	26,761	26,761
Illinois State, Development Finance Authority, Cradle Society Project, RB
0.170%, 09/04/13 (A)(B)	5,200	5,200
Illinois State, Toll Highway Authority, Ser Senior A, RB, AGM
5.000%, 01/01/14	1,700	1,727
Illinois State, Unemployment Compensation Trust Fund, Ser A, RB
5.000%, 06/15/14	3,600	3,733
JPMorgan Chase PUTTERs/DRIVERs Trust, Ser 4279, GO
0.110%, 09/04/13 (A)	9,160	9,160
Will County, Community Unit School District No. 365 Valley View, Ser B, GO, AGM
0.331%, 11/01/13 (D)(E)	5,900	5,897

		87,428

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Indiana — 4.9%
Fort Wayne, Industrial Economic Development Authority, St. Francis University Project, RB
0.070%, 09/05/13 (A)(B)	$1,600	$1,600
Indiana State, Development Finance Authority, Children’s Museum Project, RB
0.070%, 09/04/13 (A)	20,800	20,800
Indiana State, Development Finance Authority, Depauw University Project, Ser A, RB
0.060%, 09/05/13 (A)(B)	2,395	2,395
Indiana State, Development Financial Authority, Ohio Valley Electric Corporation Project, RB
0.080%, 09/05/13	10,000	10,000
Indiana State, Educational Facilities Finance Authority, Lutheran Child Project, RB
0.080%, 09/05/13 (A)(B)	4,045	4,045
Indiana State, Finance Authority, Indiana University Health Systems Project, Ser C, RB
0.050%, 09/04/13 (A)(B)	7,355	7,355

		46,195

Iowa — 0.5%
Mason City, Industrial Development Authority, Supervalu Project, RB
0.080%, 09/04/13 (A)(B)	4,900	4,900

Kentucky — 4.5%
Daviess County, Wendell Fosters Campus Project, RB
0.080%, 09/05/13 (A)(B)	1,780	1,780
Hopkinsville Industrial Building Revenue, Riken Elastomers Co. Project, RB
0.090%, 09/05/13 (A)(B)	5,000	5,000
Kenton County, School District Finance, RB Pre-Refunded @ 100
5.000%, 06/01/14 (C)	11,160	11,554
Kentucky State, Economic Development Finance Authority, Baptist Health Care Systems Project, Ser B4, RB
0.050%, 09/05/13 (A)(B)	9,655	9,655
Kentucky State, Economic Development Finance Authority, Catholic Health Project, Ser A, RB
3.750%, 05/01/14	1,320	1,350
Kentucky State, Property & Building Commission, Project No. 79, RB, NATL-RE Pre-Refunded @ 100
5.125%, 10/01/13 (C)	3,800	3,815

SEI Tax Exempt Trust / Annual Report / August 31, 2013	25

SCHEDULE OF INVESTMENTS

Institutional Tax Free Fund (Continued)

August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Kentucky State, Rural Water Finance, Ser D-1, RB
1.000%, 09/01/14	$3,260	$3,283
Louisville/Jefferson County, Metropolitan Government, Louisville Presbyterian Project, RB
0.080%, 09/05/13 (A)(B)	3,500	3,500
Warren County, Higher Education Authority, WKU State Student Student Life Foundation, RB
0.080%, 09/05/13 (A)(B)	1,990	1,990

		41,927

Louisiana — 1.2%
Calcasieu Parish, Public Trust Authority, Delta Equine Center Project, RB
0.060%, 09/05/13 (A)(B)	900	900
St. James Parish, Industrial Development Authority, Nustar Logistics Project, RB
0.060%, 09/04/13 (A)(B)	10,000	10,000

		10,900

Maryland — 0.8%
Frederick County, RB
0.060%, 09/03/13 (A)(B)	2,400	2,400
Maryland State, Department of Transportation, RB Pre-Refunded @ 100
5.000%, 05/01/14 (C)	2,900	2,992
Maryland State, Transportation Authority, RB, AGM Pre-Refunded @ 100
5.000%, 07/01/14 (C)	1,735	1,803

		7,195

Massachusetts — 1.6%
Bellingham, BAN
1.000%, 06/26/14	1,102	1,109
Marlborough, BAN
1.000%, 06/20/14	3,550	3,572
Massachusetts State, Development Finance Agency, Bancroft School Issue, RB
0.060%, 09/05/13 (A)(B)	6,755	6,755
Massachusetts State, Development Finance Agency, Marine Biological Lab Project, RB
0.070%, 09/05/13 (A)(B)	1,150	1,150
Massachusetts State, Development Finance Agency, Seven Hills Foundation Project, Ser A, RB
0.060%, 09/05/13 (A)(B)	1,350	1,350
Weston, BAN
1.250%, 02/03/14	1,500	1,507

		15,443

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Michigan — 5.8%
L’Anse Creuse, Public Schools, School Building & Site Project, GO
0.100%, 09/01/13 (A)	$27,415	$27,415
Michigan State, Housing Development Authority, Parks of Taylor Apartment Project, Ser A, RB, FNMA
0.050%, 09/05/13 (A)	2,700	2,700
Michigan State, Strategic Fund, Kalamazoo Christian School Project, RB
0.080%, 09/05/13 (A)(B)	3,300	3,300
Orchard View Schools, School Building & Site Project, GO NATL-RE Pre-Refunded @ 100
5.000%, 11/01/13 (C)	3,100	3,125
Parchment, School District, Ser 2836, GO, FSA
0.140%, 09/07/13 (A)	3,300	3,300
St. Joseph, Hospital Finance Authority, Lakeland Hospital Project, RB, FSA
0.110%, 09/05/13 (A)	12,800	12,800
Utica, Community Schools, GO Pre-Refunded @ 100
5.000%, 11/01/13 (C)	1,800	1,814

		54,454

Minnesota — 3.2%
Blaine, Industrial Development Authority, Supervalu Project, RB
0.080%, 09/04/13 (A)(B)	5,500	5,500
East Grand Forks, Independent School District No. 595, TRAN
1.250%, 08/28/14	2,700	2,725
Eden Prairie, Independent School District No. 272, Ser A, GO
3.000%, 02/01/14	3,500	3,540
Goodhue, Independent School District No. 253, TRAN
1.000%, 09/17/14	1,300	1,307
Minnanoka, North Suburban Hospital District, Health Care Project, RB
0.070%, 09/04/13 (A)(B)	375	375
Minneapolis, Revenue Authority, Minnehaha Academy Project, RB
0.060%, 09/01/13 (A)(B)	6,166	6,166
Minnesota State, Higher Education Facilities Authority, Concordia University at St. Paul, Ser 6Q, RB
0.070%, 09/01/13 (A)(B)	5,000	5,000
Rocori, Independent School District No. 750, TRAN
1.250%, 09/29/14	1,355	1,368

26	SEI Tax Exempt Trust / Annual Report / August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Woodbury, Private Schools Facilities Authority, Saint Ambrose Project, RB
0.210%, 09/04/13 (A)(B)	$3,500	$3,500

		29,481

Mississippi — 0.7%
Mississippi State, Business Finance, Gulf Opportunity Zone Revenue, Tindale Corp. Project, RB
0.060%, 09/03/13 (A)(B)	6,600	6,600

Missouri — 0.6%
Kansas City, Industrial Development Authority, Ewing Marion Kaufman Foundation, RB
0.070%, 09/01/13 (A)	6,000	6,000
St. Louis County, Industrial Development Authority, Schnuck Markets Kirkwood Project, RB
0.080%, 09/05/13 (A)(B)	100	100

		6,100

Nebraska — 2.2%
Central Plains, Energy Project No. 2, RB
0.060%, 09/05/13 (A)	17,435	17,435
Norfolk, Industrial Development Revenue Authority, Supervalu Project, RB
0.080%, 09/04/13 (A)(B)	2,800	2,800

		20,235

Nevada — 1.2%
City of Reno, Ser Senior Lien, RB
0.060%, 09/01/13 (A)(B)	10,800	10,800

New Hampshire — 2.1%
New Hampshire State, Health & Education Facilities Authority, Bishop Guertin High School Project, RB
0.070%, 09/05/13 (A)(B)	2,400	2,400
New Hampshire State, Health & Education Facilities Authority, Southern New Hampshire University Project, RB
0.050%, 09/05/13 (A)(B)	17,100	17,100

		19,500

New Jersey — 0.5%
Sussex County, BAN
1.000%, 06/27/14	4,750	4,781

New Mexico — 0.1%
New Mexico State, Ser B, RB
5.000%, 07/01/14	1,000	1,040

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New York — 6.6%
Cheektowaga, BAN
0.500%, 07/17/14	$3,900	$3,909
Forest City, New Rochelle Certificate Trust, RB
0.110%, 09/05/13 (A)(B)	1,490	1,490
Nassau County, Interim Finance Authority, Ser D-1, RB
0.050%, 09/04/13 (A)	14,000	14,000
New York City, Housing Development Authority, Ser H-2, RB
0.200%, 10/01/13 (A)	3,400	3,400
New York City, Municipal Water Finance Authority, Ser B2, RB
0.040%, 09/05/13 (A)	1,200	1,200
New York City, Transitional Finance Authority, Future Tax Secured Revenue, RB
0.050%, 09/05/13 (A)(B)	6,400	6,400
New York State, Housing Finance Agency, RB, FNMA
0.050%, 09/04/13 (A)	1,800	1,800
New York State, Liberty Development, World Trade Center Project, RB
0.230%, 09/05/13 (A)	18,000	18,000
Niagara Area, Development Authority, Niagara University Project, RB
0.070%, 09/04/13 (A)(B)	2,705	2,705
Putnam County, Industrial Development Agency, United Cerebral Palsy Project, Ser A, RB
0.060%, 09/05/13 (A)(B)	2,700	2,700
Tonawanda, TRAN
1.000%, 09/04/14	2,740	2,760
West Seneca, BAN
1.000%, 08/01/14	3,565	3,589

		61,953

North Carolina — 2.2%
Mecklenburg County, Ser C, GO
4.000%, 12/01/13	5,200	5,250
North Carolina State, Medical Care Commission, Cape Fear Valley Health Systems Project, RB
0.050%, 09/04/13 (A)(B)	10,000	10,000
North Carolina State, Medical Care Commission, Sisters of Mercy Services Project, RB
0.060%, 09/05/13 (A)(B)	120	120
North Carolina State, Medical Care Commission, Wayne Memorial Hospital Project, RB
0.050%, 09/05/13 (A)(B)	5,000	5,000

		20,370

SEI Tax Exempt Trust / Annual Report / August 31, 2013	27

SCHEDULE OF INVESTMENTS

Institutional Tax Free Fund (Continued)

August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Ohio — 1.6%
East Liverpool, Hospital Revenue Authority, East Liverpool City Hospital Project, RB
0.060%, 09/05/13 (A)(B)	$5,765	$5,765
Hamilton County, Economic Development Authority, Cincinnati Symphony Orchestra Project, RB
0.080%, 09/05/13 (A)(B)	2,185	2,185
Hamilton County, Economic Development Authority, Saint Xavier School Project, RB
0.060%, 09/06/13 (A)(B)	2,300	2,300
Lucas County, TRAN
1.000%, 07/16/14	1,977	1,989
Ohio State University, Ser B, RB
0.060%, 09/04/13 (A)	95	95
Ohio State, Ser 2010-1, RB
5.000%, 06/15/14	1,000	1,038
Summit County, Port Authority, Barberton YMCA Project, RB
0.080%, 09/04/13 (A)(B)	1,760	1,760

		15,132

Oregon — 1.0%
Oregon Coast, Community College District, GO Pre-Refunded @ 100
5.000%, 06/15/14 (C)	1,250	1,296
Oregon State, Veterans Welfare Services Authority, GO
0.060%, 09/04/13 (A)	7,800	7,800

		9,096

Pennsylvania — 5.8%
Allegheny County, Industrial Development Authority, Sacred Heart High School Project, RB
0.070%, 09/05/13 (A)(B)	800	800
BB&T Municipal Trust, Ser 2061, RB, FSA
0.080%, 09/05/13 (A)	7,225	7,225
Hazleton, Industrial Development Authority, MMI Preparatory School Project, RB
0.070%, 09/05/13 (A)(B)	1,510	1,510
New Castle Area, Hospital Authority, Jameson Memorial Hospital Project, RB
0.060%, 09/05/13 (A)(B)	18,310	18,310
Northampton County, Higher Education Authority, Lehigh University Project, Ser A, RB
0.050%, 09/05/13 (A)	3,785	3,785

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Pennsylvania State, Higher Educational Facilities Authority, Association of Independent Colleges Project, Ser I-5, RB
0.070%, 09/05/13 (A)(B)	$3,000	$3,000
RBC Municipal Products Trust, Ser E-16, RB
0.060%, 09/05/13 (A)(B)	9,600	9,600
RBC Municipal Products Trust, Ser E-31, RB
0.060%, 09/05/13 (A)(B)	4,000	4,000
University of Pittsburgh, RB
2.000%, 07/11/14	4,550	4,621
West Cornwall Township, Municipal Authority, Senior Living Facility, Lebanon Valley, Ser Senior Living, RB
0.060%, 09/05/13 (A)(B)	1,775	1,775

		54,626

Puerto Rico — 1.6%
BB&T Municipal Trust, Ser 2034, RB
0.090%, 09/05/13 (A)(B)	6,060	6,060
RBC Municipal Products Trust, Ser E-46, RB
0.160%, 09/06/13 (A)(B)	9,400	9,400

		15,460

South Carolina — 2.2%
Florence, School District One, GO
3.000%, 03/01/14	1,490	1,511
Georgetown County, School District, Ser B, GO
5.000%, 03/01/14	1,800	1,843
Horry County, School District, GO
5.000%, 03/01/14	1,800	1,843
JPMorgan Chase PUTTERs/DRIVERs Trust, Ser 4132, RB, AGM
0.110%, 09/05/13 (A)	3,635	3,635
Piedmont, Municipal Power Agency, Ser C, RB
0.050%, 09/05/13 (A)(B)	9,300	9,300
South Carolina State, Jobs-Economic Development Authority, RB
0.060%, 09/02/13 (A)(B)	2,810	2,810

		20,942

South Dakota — 1.1%
South Dakota State, Housing Development Authority, Homeownership Meeting Project, Ser A, RB
0.040%, 09/05/13 (A)	6,600	6,600

28	SEI Tax Exempt Trust / Annual Report / August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Watertown, Industrial Development Revenue Authority, Supervalu Project, RB
0.080%, 09/04/13 (A)(B)	$3,900	$3,900

		10,500

Tennessee — 0.6%
Blount County, Public Building Authority, Local Government Public Improvement Project, RB
0.060%, 09/04/13 (A)(B)	5,190	5,190

Texas — 5.9%
Eclipse Funding Trust, Ser 2006- 0071, GO
0.060%, 09/05/13 (A)(B)	3,900	3,900
Fort Bend, Independent School District, Ser A, GO, Pre-Refunded @ 100
5.250%, 08/15/14 (C)	2,615	2,738
Harris County, Cultural Education Facilities Finance, Memorial Hospital Hermann Health Care Project, RB
0.060%, 09/04/13 (A)	10,000	10,000
Houston, Utility System Revenue Authority, RB
0.050%, 09/05/13 (A)(B)	6,800	6,800
Houston, Utility System Revenue Authority, Ser E, RB
5.000%, 11/15/13	3,000	3,030
McKinney, Independent School District, Floaters, Ser 26TP, GO, PSF-GTD
0.070%, 09/05/13 (A)	9,935	9,935
Plemons-Stinnett-Phillips, Consolidated School District, GO PSF-GTD
1.000%, 02/15/14	2,060	2,067
Red River, Education Financing Revenue Authority, Texas Christian University Project, RB
0.050%, 09/04/13 (A)	14,400	14,400
Travis County, Housing Finance Authority, Travis Station Apartments Project, Ser A, RB, FNMA
0.050%, 09/04/13 (A)	2,175	2,175

		55,045

Utah — 1.2%
Lehi City, Electric Utility Revenue Authority, RB
0.110%, 09/05/13 (A)(B)	4,315	4,315
Weber County IHC Health Services, Ser A, RB
0.050%, 09/01/13 (A)	6,900	6,900

		11,215

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Washington — 3.7%
Everett, GO
0.060%, 09/05/13 (A)(B)	$9,800	$9,800
Everett, Public Facilities District Authority, RB
0.060%, 09/01/13 (A)(B)	16,415	16,415
King County, Housing Authority, Landmark Apartments Project, RB
0.060%, 09/05/13 (A)(B)	8,600	8,600

		34,815

West Virginia — 0.9%
Cabell County, Building Commission, Pressley Ridge Schools Project, RB
0.150%, 09/05/13 (A)(B)	905	905
Charleston, Building Commission Parking Facilities Authority, Charleston Town Center Parking Project, Ser A, RB
0.180%, 09/05/13 (A)(B)	4,060	4,060
Parkersburg, Industrial Development Authority, B-H Association Project, RB
0.090%, 09/05/13 (A)(B)	3,500	3,500

		8,465

Wisconsin — 0.9%
Wisconsin State, Health & Educational Facilities Authority, Franciscan Sisters Project, Ser B, RB
0.060%, 09/05/13 (A)(B)	6,090	6,090
Wisconsin State, Health & Educational Facilities Authority, Meriter Hospital Project, Ser C, RB
0.060%, 09/01/13 (A)(B)	1,200	1,200
Wisconsin State, Public Power Authority, PUTTERs, Ser 1232, RB, AMBAC
0.090%, 09/05/13 (A)	1,100	1,100

		8,390

Wyoming — 0.9%
Sweetwater County, Pollution Control Authority, Pacificorp Project, Ser A, RB
0.040%, 09/04/13 (A)(B)	3,500	3,500
Sweetwater County, Pollution Control Authority, Pacificorp Project, Ser B, RB
0.070%, 09/04/13 (A)(B)	1,505	1,505
Wyoming, Student Loan, Ser Senior A-3, RB
0.060%, 09/04/13 (A)(B)	3,750	3,750

		8,755

Multi-State — 0.8%
BB&T Municipal Trust, Ser 1010, RB
0.110%, 09/05/13 (A)(B)	2,530	2,530

SEI Tax Exempt Trust / Annual Report / August 31, 2013	29

SCHEDULE OF INVESTMENTS

Institutional Tax Free Fund (Concluded)

August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)
BB&T Municipal Trust, Ser 1039, RB
0.160%, 09/05/13 (A)(B)	$4,075	$4,075
BB&T Municipal Trust, Ser 1037, RB
0.230%, 09/05/13 (A)(B)	110	110
BB&T Municipal Trust, Ser 2036, RB
0.070%, 09/05/13 (A)	700	700

		7,415

Total Municipal Bonds (Cost $936,273) ($ Thousands)		936,273

Total Investments — 100.2% (Cost $936,273) ($ Thousands)		$936,273

Percentages are based on Net Assets of $933,977 ($ Thousands).

(A)	Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on August 31, 2013. The demand and interest rate reset feature gives this security a shorter effective maturity date.

(B)	Securities are held in connection with a letter of credit issued by a major bank.

(C)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

(D)	Security is escrowed to maturity.

(E)	Zero coupon security. The rate shown on the schedule of investments represents the security’s effective yield at the time of purchase.

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

BAN — Bond Anticipation Note

COP — Certificate of Participation

FGIC — Financial Guaranty Insurance Company

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

FSA — Financial Security Assistance

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

PSF-GTD — Texas Public School Fund Guarantee

RB — Revenue Bond

RE — Reinsurance provided by the aforementioned guarantor.

Ser — Series

TA — Tax Allocation

TRAN — Tax and Revenue Anticipation Note

As of August 31, 2013, all of the Fund’s investments are Level 2.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

30	SEI Tax Exempt Trust / Annual Report / August 31, 2013

SCHEDULE OF INVESTMENTS

Intermediate-Term Municipal Fund

August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 98.4%

Alabama — 0.4%
Alabama State, 21st Century Authority, Ser A, RB
5.000%, 06/01/18	$95	$104
5.000%, 06/01/20	720	784
Birmingham, Water Works Board of Revenue Authority, Water Works Project, RB
5.000%, 01/01/21	1,000	1,117
University of Alabama, Ser A, RB Callable 07/01/22 @ 100
5.000%, 07/01/23	2,160	2,414

		4,419

Alaska — 1.1%
Alaska State, Housing Finance Authority, Ser B, RB, NATL Callable 06/01/15 @ 100
5.000%, 12/01/20	5,000	5,286
Alaska State, Industrial Development & Export Authority, Ser A, RB Callable 04/01/20 @ 100
5.250%, 04/01/23	3,510	3,857
Valdez, Marine Terminal Revenue, BP Pipeline Project, RB
5.000%, 01/01/21	1,050	1,173
Valdez, Marine Terminal Revenue, BP Pipeline Project, Ser B, RB
5.000%, 01/01/21	1,705	1,914

		12,230

Arizona — 3.0%
Arizona State, Agricultural Improvement & Power District, Salt River Project, Ser A, RB Callable 01/01/19 @ 100
5.000%, 01/01/25	2,295	2,471

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Arizona State, Agricultural Improvement & Power District, Salt River Project, Ser A, RB Callable 12/01/21 @ 100
5.000%, 12/01/27	$2,500	$2,687
Arizona State, Department of Transportation, Highway Fund Revenue Authority, Sub-Ser A, RB
5.000%, 07/01/20	2,500	2,898
Arizona State, Health Facilities Authority, Banner Health Project, Ser A, RB Callable 01/01/17 @ 100
5.000%, 01/01/18	4,500	4,946
Arizona State, Transportation Board, Maricopa County Region Area Road Project, RB
5.000%, 07/01/16	1,525	1,704
Maricopa County, Pollution Control Authority, Public Service, Ser B, RB
5.200%, 06/01/43 (A)	3,690	3,898
Phoenix, Civic Improvement Authority, Junior Lien, RB, NATL Callable 07/01/17 @ 100
5.000%, 07/01/20	2,000	2,190
Phoenix, Civic Improvement Authority, Junior Lien, Ser A, RB Callable 07/01/20 @ 100
5.000%, 07/01/26	3,500	3,656
Phoenix, Civic Improvement Authority, RB
5.000%, 07/01/18	2,000	2,291
Pima County, Industrial Development Authority, American Charter School Foundation Project, Ser A, RB
5.125%, 07/01/15	475	478
Pima County, Sewer System Authority, RB, AGM Callable 07/01/20 @ 100
5.000%, 07/01/23	2,000	2,207
Salt Verde Financial, RB
5.250%, 12/01/24	1,330	1,392
Yavapai County, Industrial Development Authority, Yavapai Regional Medical Center Project, Ser A, RB Callable 08/01/23 @ 100
5.250%, 08/01/33	1,000	954

		31,772

Arkansas — 0.3%
Arkansas State, University of Central Arkansas, Auxiliary Project, Ser C, RB, AMBAC
6.125%, 04/01/26	1,535	1,751

SEI Tax Exempt Trust / Annual Report / August 31, 2013	31

SCHEDULE OF INVESTMENTS

Intermediate-Term Municipal Fund (Continued)

August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Arkansas State, University of Central Arkansas, Student Fee Project, Ser B, RB, AMBAC
6.125%, 04/01/26	$1,535	$1,751

		3,502

California — 14.8%
Alameda Corridor, Transportation Authority, Ser A, RB
5.000%, 10/01/20	1,725	1,962
Bay Area, Toll Authority, RB
5.000%, 04/01/22	2,500	2,886
California State, Communities Development Authority, John Muir Project, Ser A, RB Callable 09/03/13 @ 100
0.020%, 08/15/36 (A)(B)	1,500	1,500
California State, Communities Development Authority, Kaiser Permanente Project, Ser A, RB
5.000%, 04/01/19	3,410	3,908
California State, Department of Water Resources & Power, Ser L, RB
5.000%, 05/01/19	4,000	4,652
California State, Economic Recovery, Ser A, GO Callable 07/01/19 @ 100
5.250%, 07/01/21	1,745	2,009
5.000%, 07/01/20	5,000	5,770
California State, GO Callable 10/01/19 @ 100
5.250%, 10/01/21	4,130	4,689
California State, GO Callable 09/01/18 @ 100
5.000%, 09/01/28	3,100	3,235
California State, GO Callable 09/01/21 @ 100
5.250%, 09/01/28	1,750	1,870
California State, GO Callable 04/01/14 @ 100
6.250%, 10/01/19	480	482
California State, GO Callable 04/01/19 @ 100
5.500%, 04/01/21	5,000	5,703
California State, GO
5.000%, 10/01/18	3,000	3,476
5.000%, 02/01/20	2,000	2,310
5.000%, 09/01/22	625	712
California State, GO Callable 04/01/23 @ 100
5.000%, 10/01/27	3,425	3,633
California State, GO Callable 09/01/22 @ 100
5.000%, 09/01/23	2,500	2,801

Description	Face Amount ($ Thousands)	Value ($ Thousands)
California State, Health Facilities Financing Authority, St. Joseph Health System Project, Ser A, RB Callable 07/01/23 @ 100
5.000%, 07/01/26	$5,000	$5,241
California State, Health Facilities Financing Authority, St. Joseph Health System Project, Ser C, RB
5.000%, 07/01/43 (A)	2,500	2,807
California State, Public Works Board, Judicial Council Project, Ser A, RB Callable 03/01/23 @ 100
5.000%, 03/01/26	1,000	1,052
California State, Public Works Board, Judicial Council Project, Ser D, RB Callable 12/01/21 @ 100
5.250%, 12/01/25	4,185	4,534
California State, Ser A, GO
5.000%, 07/01/19	1,375	1,614
California State, Systemwide University Revenue Authority, Ser A, RB Callable 11/01/21 @ 100
5.000%, 11/01/22	5,000	5,672
Golden State, Tobacco Securitization Project, Ser A, RB Callable 06/01/23 @ 100
5.000%, 06/01/29	915	918
Golden State, Tobacco Securitization Project, Ser A, RB, AMBAC Callable 06/01/18 @ 100
4.600%, 06/01/23	3,500	3,671
Golden State, Tobacco Securitization Project, Ser A-1, RB Callable 06/01/17 @ 100
4.500%, 06/01/27	7,355	6,179
Imperial, Irrigation & Electric District, RB Callable 11/01/18 @ 100
5.250%, 11/01/19	1,000	1,140
5.250%, 11/01/20	1,000	1,111
Lammersville, School District No. 2002, Mountain House Project, SAB Callable 09/01/16 @ 100
5.125%, 09/01/35	1,000	894
Los Angeles County, Disney Concert Hall Parking Project, COP
5.000%, 09/01/21	375	420
5.000%, 03/01/22	625	693
5.000%, 09/01/22	570	631
Los Angeles County, Metropolitan Transportation Authority, RB
5.000%, 07/01/17	3,000	3,437
Los Angeles, Department of Water & Power, Ser A, RB
5.000%, 07/01/20	2,500	2,917

32	SEI Tax Exempt Trust / Annual Report / August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Los Angeles, Department of Water Resources & Power, Ser A, RB
5.000%, 07/01/21	$1,650	$1,921
Los Angeles, Department of Water Resources & Power, Ser B, RB Callable 07/01/20 @ 100
5.000%, 07/01/25	2,500	2,697
Los Angeles, Harbor Department of Revenue, Ser A, AMT, RB
5.000%, 08/01/21	1,180	1,331
Los Angeles, Wastewater System Revenue, Ser A, RB Callable 06/01/20 @ 100
5.000%, 06/01/22	2,025	2,281
Los Angeles, Wastewater System Revenue, Sub-Ser A, RB
5.000%, 06/01/20	2,675	3,120
North Natomas, Community Facilities District No. 4, Ser E, RB
5.000%, 09/01/20	1,335	1,432
Northern California, Power Agency, Hydroelectric Project No. 1, RB Callable 07/01/22 @ 100
5.000%, 07/01/28	1,845	1,922
Orange County, Transportation Authority, RB Callable 08/15/23 @ 100
5.000%, 08/15/25	1,000	1,077
Rancho Santiago, Community College District, GO Callable 09/01/23 @ 100
5.000%, 09/01/24	2,500	2,776
Roseville Westpark, Community Facilities District No. 1, SAB Callable 03/01/14 @ 103
5.200%, 09/01/26	1,000	955
Sacramento County, Airport Systems Project, Ser D, RB Callable 07/01/18 @ 100
5.500%, 07/01/28	1,345	1,453
Sacramento Water Authority, RB Callable 09/01/23 @ 100
5.000%, 09/01/26	1,395	1,522
San Diego County, Water Authority, Ser B, RB Callable 05/01/21 @ 100
5.000%, 05/01/28	2,500	2,635
San Diego, Public Facilities Financing Authority, Ser A, RB Callable 05/15/19 @ 100
5.000%, 05/15/25	5,000	5,315
San Francisco City & County, Airports Commission, San Francisco International Airport Project, AMT, RB
5.250%, 05/01/18	3,500	3,998

Description	Face Amount ($ Thousands)	Value ($ Thousands)
San Francisco City & County, Public Utilities Commission, Ser B, RB Callable 11/01/19 @ 100
5.000%, 11/01/26	$2,500	$2,690
San Francisco City & County, Public Utilities Commission, Ser D, RB Callable 11/01/21 @ 100
5.000%, 11/01/27	3,685	3,926
Sonoma-Marin, Area Rail Transit District, Ser A, RB
5.000%, 03/01/19	1,000	1,151
Southern California, Public Power Authority, Canyon Power Project, Ser A, RB Callable 01/01/20 @ 100
5.000%, 07/01/22	3,050	3,391
Stockton, Unified School District, GO, AGM
5.000%, 07/01/22	1,220	1,313
Tuolumne, Wind Project Authority, Tuolumne Project, Ser A, RB Callable 01/01/19 @ 100
5.250%, 01/01/23	2,245	2,452
University of California, Ser AF, RB Callable 05/15/23 @ 100
5.000%, 05/15/24	6,000	6,797
University of California, Ser Q, RB Callable 05/15/17 @ 101
5.250%, 05/15/23	4,000	4,439
Upland, San Antonio Community Hospital Project, COP Callable 01/01/21 @ 100
6.000%, 01/01/26	3,265	3,630

		158,753

Colorado — 1.7%
Colorado State, Health Facilities Authority, Boulder Community Hospital Project, RB
5.000%, 10/01/16	3,000	3,250
Denver City and County, Airport Revenue Authority, Ser A, AMT, RB
5.500%, 11/15/19	2,500	2,863
Denver City and County, Airport Revenue Authority, Sub-Ser A, AMT, RB Callable 11/15/23 @ 100
5.500%, 11/15/27	10,000	10,395
Denver City and County, Airport Revenue Authority, Sub-Ser B, RB Callable 11/15/23 @ 100
5.250%, 11/15/26	2,000	2,128

		18,636

SEI Tax Exempt Trust / Annual Report / August 31, 2013	33

SCHEDULE OF INVESTMENTS

Intermediate-Term Municipal Fund (Continued)

August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Connecticut — 0.6%
Connecticut State, Health & Educational Facility Authority, Yale University Project, Ser A1, RB Callable 07/01/18 @ 100
5.000%, 07/01/25	$3,500	$3,885
Connecticut State, Special Tax Revenue, RB Callable 01/01/23 @ 100
5.000%, 01/01/30	2,500	2,608

		6,493

Delaware — 0.5%
Delaware State, Transportation Authority, RB
5.000%, 07/01/18	2,500	2,888
Delaware State, Transportation Authority, Ser A, RB
5.000%, 07/01/17	2,000	2,281

		5,169

District of Columbia — 0.3%
Metropolitan Washington, Airports Authority, Ser A, AMT, RB Callable 10/01/23 @ 100
5.000%, 10/01/27	2,705	2,767

Florida — 6.2%
Broward County, Airport System Revenue Authority, Ser L, RB, AMBAC Callable 10/01/14 @ 100
5.000%, 10/01/16	2,080	2,170
Broward County, Port Facilities Revenue Authority, Ser B, AMT, RB
5.000%, 09/01/21	2,500	2,703
Broward County, School Board, Ser B, COP, AGM
5.250%, 07/01/16	5,000	5,519
Citizens Property Insurance, Coastal Account, Ser Senior A1, RB
5.000%, 06/01/19	2,000	2,207
Citizens Property Insurance, Secured High Risk Account, Ser A1, RB
6.000%, 06/01/16	5,000	5,627
5.500%, 06/01/17	2,000	2,261
5.250%, 06/01/17	2,815	3,152
5.000%, 06/01/21	5,000	5,395

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Florida State, Department of Transportation, Right of Way Project, Ser A, GO
5.000%, 07/01/20	$1,500	$1,741
Florida State, Higher Educational Facilities Financial Authority, University of Tampa Project, Ser A, RB
5.000%, 04/01/17	1,250	1,314
Florida State, Hurricane Catastrophe Fund, Ser A, RB
5.000%, 07/01/16	2,250	2,496
Florida State, Municipal Power Agency, All Requirements Power Project, Ser A, RB Callable 10/01/19 @ 100
5.250%, 10/01/21	3,475	3,777
Florida State, Municipal Power Agency, All Requirements Power Project, Ser A, RB Callable 10/01/18 @ 100
5.250%, 10/01/21	5,500	5,984
Gulf Breeze, Miami Beach Local Government Project, Ser E, RB, FGIC
5.000%, 12/01/20	1,465	1,479
Hillsborough County, Revenue Capacity Assessment Authority, SAB, NATL-RE FGIC
5.000%, 03/01/16	3,375	3,566
Hillsborough County, School Board Authority, COP, NATL
5.000%, 07/01/16	1,290	1,433
Jacksonville, Aviation Authority, AMT, RB, AMBAC
5.000%, 10/01/15	2,910	3,142
Lakeland, Energy System Revenue Authority, Ser B, RB, AGM
5.000%, 10/01/18	2,500	2,864
Miami-Dade County, Educational Facilities Authority, University of Miami Project, Ser A, RB, AMBAC Pre-Refunded @ 100
5.000%, 04/01/14 (C)	2,500	2,568
Miami-Dade County, Educational Facilities Authority, University of Miami Project, Ser B, RB, AMBAC
5.000%, 04/01/17	2,000	2,231
Miami-Dade County, Water & Sewer Authority, Ser B, RB, AGM
5.250%, 10/01/19	3,000	3,466
Tampa, Solid Waste Systems Authority, AMT, RB, AGM
5.000%, 10/01/15	1,500	1,617

		66,712

34	SEI Tax Exempt Trust / Annual Report / August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Georgia — 3.0%
Atlanta, Water & Wastewater Revenue Authority, Ser A, RB Callable 11/01/19 @ 100
6.000%, 11/01/21	$5,000	$5,834
6.000%, 11/01/25	1,950	2,232
Atlanta, Water & Wastewater Revenue, Ser B, RB Callable 11/01/23 @ 100
5.250%, 11/01/28	3,000	3,199
Burke County, Industrial Development Authority, Oglethorpe Power Corp. Project, Ser A, RB, AGM
0.324%, 01/01/24 (A)	3,075	2,766
Georgia State, Private Colleges & Universities Authority, Emory University Project, Ser A, RB
5.000%, 09/01/16	2,500	2,807
Georgia State, Private Colleges & Universities Authority, Mercer University Project, Ser A, RB Callable 10/01/21 @ 100
5.250%, 10/01/27	880	882
Georgia State, Ser A, GO
5.000%, 07/01/22	3,130	3,668
Georgia State, Ser I, GO
5.000%, 07/01/21	4,115	4,813
Gwinnett County, School District, School District Project, GO Pre-Refunded @ 100
5.000%, 02/01/18 (C)	3,080	3,541
Marietta, Development Authority, Life University Project, RB Callable 06/15/18 @ 100
6.250%, 06/15/20	940	944
Richmond County, Board of Education, GO
5.000%, 10/01/17	1,600	1,842

		32,528

Guam — 0.1%
Territory of Guam, Section 30, Ser A, RB Callable 12/01/19 @ 100
5.375%, 12/01/24	750	770

Hawaii — 0.6%
Hawaii State, Department of Budget & Finance, Queens Health System Project, Ser B, RB, AMBAC
0.260%, 07/01/24 (A)	2,325	2,158

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Honolulu City & County, Board of Water Supply, Ser B, AMT, RB, NATL
5.000%, 07/01/15	$1,000	$1,076
Honolulu City & County, Wastewater Authority, Second Bond Resolution, Ser A, RB Callable 07/01/19 @ 100
5.000%, 07/01/21	2,500	2,793

		6,027

Idaho — 0.3%
Boise State University, Revenue Authority, General Project, Ser A, RB
4.000%, 04/01/21	575	612
4.000%, 04/01/22	485	511
Idaho State, Building Authority, Lewis-Clark State College Project, Ser F, RB
5.000%, 09/01/23	1,000	1,120
Idaho State, Building Authority, Northern Idaho College Project, Ser G, RB
5.000%, 09/01/23	60	67
Idaho State, Housing & Finance Association, Single-Family Mortgage Project, Ser C, AMT, RB Callable 10/04/13 @ 100
5.600%, 01/01/21	60	60
Nez Perce County, Industrial Pollution Control, Potlatch Corp. Project, RB Callable 10/04/13 @ 100
6.000%, 10/01/24	425	425

		2,795

Illinois — 6.5%
Chicago, Airport Authority, O’Hare International Airport Project, Third Lien, Ser B, RB
5.000%, 01/01/17	2,500	2,777
Chicago, O’Hare International Airport Revenue, RB Callable 01/01/23 @ 100
5.500%, 01/01/27	2,000	2,063
Chicago, Ser A, GO, AGM Callable 01/01/15 @ 100
5.000%, 01/01/17	2,500	2,578
Chicago, Ser B, GO, AGM Callable 07/01/15 @ 100
5.000%, 01/01/26	1,720	1,694

SEI Tax Exempt Trust / Annual Report / August 31, 2013	35

SCHEDULE OF INVESTMENTS

Intermediate-Term Municipal Fund (Continued)

August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Illinois State, Finance Authority, Advocate Health Care Network Project, RB Callable 06/01/23 @ 100
5.000%, 06/01/26	$6,410	$6,717
Illinois State, Finance Authority, Palos Hospital Project, Ser C, RB
5.000%, 05/15/16	2,000	2,202
Illinois State, Finance Authority, University of Chicago Project, Ser A, RB Callable 10/01/21 @ 100
5.000%, 10/01/30	1,000	1,056
Illinois State, GO Callable 07/01/23 @ 100
5.500%, 07/01/27	5,575	5,732
Illinois State, Railsplitter Tobacco Settlement Authority, RB Callable 06/01/21 @ 100
5.500%, 06/01/23	12,325	13,399
Illinois State, Railsplitter Tobacco Settlement Authority, RB Callable 06/01/16 @ 100
6.250%, 06/01/24	3,500	3,753
Illinois State, Railsplitter Tobacco Settlement Authority, RB
5.250%, 06/01/20	2,695	2,996
5.000%, 06/01/15	2,975	3,177
Illinois State, Regional Transportation Authority, Ser A, RB, NATL-RE FGIC
5.500%, 07/01/23	2,095	2,401
Illinois State, Regional Transportation Authority, Ser B, RB, NATL
5.500%, 06/01/20	2,710	3,128
Illinois State, Ser A, GO
5.000%, 04/01/21	5,600	5,877
Illinois State, Toll Highway Authority, Ser A1, RB Callable 01/01/20 @ 100
5.000%, 01/01/25	2,250	2,364
Illinois State, Toll Highway Authority, Ser B, RB
5.000%, 12/01/18	2,500	2,873
Illinois State, Unemployment Compensation Trust Fund, Ser B, RB Callable 06/15/15 @ 100
5.000%, 06/15/19	3,250	3,487
Northern Illinois University, RB, AGM
5.000%, 04/01/17	1,285	1,409

		69,683

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Indiana — 1.2%
Indiana State, Educational Facilities Finance Authority, Butler University Project, Ser S, RB Callable 02/01/22 @ 100
5.000%, 02/01/29	$1,000	$983
Indiana State, Finance Authority, Revolving Funding Program, Ser A, RB
5.000%, 02/01/16	3,000	3,301
Indiana University, Student Fee Project, Ser S, RB Callable 08/01/18 @ 100
5.000%, 08/01/19	2,000	2,316
Indianapolis, Airport Authority, Industrial Public Improvement Project, Ser F, AMT, RB, AMBAC
5.000%, 01/01/15	2,000	2,111
Indianapolis, Gas Utility Authority, Second Lien, Ser A, RB, AGM Callable 08/15/20 @ 100
5.000%, 08/15/23	3,315	3,583
Whiting, Environmental Facilities Revenue, BP Products North America Project, RB
5.000%, 01/01/16	525	572

		12,866

Iowa — 0.4%
Iowa State, Finance Authority, Pollution Control Facilities, Interstate Power Project, RB, FGIC
5.000%, 07/01/14	2,250	2,332
Iowa State, Finance Authority, State Revolving Fund, RB Callable 08/01/21 @ 100
5.000%, 08/01/24	1,500	1,684

		4,016

Kansas — 0.8%
Kansas State, Department of Transportation, Ser C, RB
5.000%, 09/01/20	2,500	2,927
Kansas State, Development Finance Authority, Adventist Health Sunbelt Project, RB Callable 05/15/22 @ 100
5.000%, 11/15/29	4,000	4,059
Wyandotte County, Kansas City Unified Government, Ser B, RB
6.070%, 06/01/21 (D)	2,715	1,763

		8,749

36	SEI Tax Exempt Trust / Annual Report / August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Kentucky — 0.2%
Kentucky State, Economic Development Finance Authority, Baptist Health Care System Project, RB Callable 09/03/13 @ 100
0.040%, 08/15/38 (A)(B)	$1,880	$1,880

Louisiana — 1.9%
Ernest N Morial-New Orleans, Exhibit Hall Authority, RB Callable 07/15/22 @ 100
5.000%, 07/15/26	1,000	1,038
5.000%, 07/15/27	1,750	1,793
Louisiana State, Citizens Property Insurance, Ser C2, RB, AGM Callable 06/01/18 @ 100
6.750%, 06/01/26	3,600	4,038
Louisiana State, Stadium & Exposition District, Ser A, RB
5.000%, 07/01/19	1,000	1,129
5.000%, 07/01/22	1,000	1,100
Tobacco Settlement Financing, Ser A, RB Callable 05/15/18 @ 100
5.500%, 05/15/28	8,500	8,848
Tobacco Settlement Financing, Ser A, RB Callable 05/15/20 @ 100
5.500%, 05/15/30	2,000	2,033

		19,979

Maryland — 1.9%
Maryland State, Economic Development Authority, Marine Terminals Project, RB Callable 09/01/20 @ 100
5.750%, 09/01/25	1,990	2,062
Maryland State, Economic Development Authority, Potomac Project, RB Callable 03/01/19 @ 100
6.200%, 09/01/22	1,335	1,520
Maryland State, Economic Development Authority, Transportation Facilities Project, Ser A, RB Callable 06/01/20 @ 100
5.375%, 06/01/25	2,820	2,924
Maryland State, GO
5.000%, 03/01/18	3,500	4,045

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Maryland State, Health & Higher Educational Facilities Authority, Johns Hopkins Health Systems Project, RB Callable 07/01/22 @ 100
5.000%, 07/01/30	$1,165	$1,188
Maryland State, Transportation Authority, RAN
5.250%, 03/01/17	4,250	4,849
Montgomery County, Ser A, GO Callable 07/01/19 @ 100
5.000%, 07/01/23	3,750	4,211

		20,799

Massachusetts — 4.2%
Massachusetts Bay, Transportation Authority, Ser B, RB
5.250%, 07/01/21	2,750	3,226
Massachusetts State, College Building Authority, Ser B, RB Callable 05/01/22 @ 100
5.000%, 05/01/29	1,000	1,058
Massachusetts State, College Building Authority, Ser C, RB
4.000%, 05/01/18	3,075	3,418
Massachusetts State, Development Finance Agency, Partners Health Care Project, Ser L, RB Callable 07/01/21 @ 100
5.000%, 07/01/26	2,000	2,143
Massachusetts State, Development Finance Agency, Tufts Medical Center Project, Ser I, RB
5.125%, 01/01/20	2,765	2,982
Massachusetts State, Educational Financing Authority, Ser K, AMT, RB
5.000%, 07/01/22	5,000	5,140
Massachusetts State, Federal Highway Project, Ser A, GAN, AGM
5.000%, 12/15/14	5,000	5,302
Massachusetts State, Health & Educational Facilities Authority, Massachusetts Institute of Technology Project, Ser M, RB
5.250%, 07/01/29	1,500	1,724
Massachusetts State, Port Authority, Ser B, RB Callable 07/01/22 @ 100
5.000%, 07/01/26	1,500	1,634

SEI Tax Exempt Trust / Annual Report / August 31, 2013	37

SCHEDULE OF INVESTMENTS

Intermediate-Term Municipal Fund (Continued)

August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Massachusetts State, School Building Authority, Ser B, RB Callable 08/15/22 @ 100
5.000%, 08/15/28	$3,110	$3,320
5.000%, 08/15/30	5,000	5,254
Massachusetts State, Ser C, GO, AGM
5.500%, 12/01/17	3,000	3,520
Massachusetts State, Water Pollution Abatement Authority, Ser 1, RB
5.000%, 08/01/15	2,770	3,010
Massachusetts State, Water Pollution Abatement Trust, Sub-Ser 17A, RB
5.000%, 02/01/21	3,215	3,753

		45,484

Michigan — 3.1%
Detroit, Sewer Disposal Revenue Authority, Senior Lien, Ser C1, RB Callable 07/01/19 @ 100
6.500%, 07/01/24	4,000	4,114
Detroit, Water Supply System Revenue Authority, Senior Lien, Ser A, RB Callable 07/01/21 @ 100
5.250%, 07/01/27	1,385	1,290
Kent County, Hospital Finance Authority, Spectrum Health System Project, Ser A, RB
5.000%, 11/15/17	1,200	1,356
Michigan State, Finance Authority, School District Project, RB
5.000%, 06/01/17	1,000	1,082
Michigan State, Finance Authority, Ser C, RB
4.375%, 08/20/14	2,500	2,512
Michigan State, Finance Authority, Unemployment Obligation Project, RB Callable 01/01/18 @ 100
5.000%, 01/01/22	1,250	1,376
Michigan State, Finance Authority, Unemployment Obligation Project, RB
5.000%, 07/01/18	3,400	3,929
Michigan State, Finance Authority, Unemployment Obligation Project, RB Callable 07/01/18 @ 100
5.000%, 07/01/21	7,000	7,841
Michigan State, Ser A, GO
5.000%, 11/01/19	2,000	2,313

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Michigan State, Strategic Fund, Dow Chemical Project, Ser B2, RB
6.250%, 06/01/14	$3,000	$3,107
Wayne County, Airport Authority, Detroit Metropolitan Airport Project, Ser A, AMT, RB
5.000%, 12/01/16	2,500	2,790
Wayne County, Airport Authority, Detroit Metropolitan Airport Project, Ser Junior Lien, AMT, RB, NATL-RE FGIC Callable 12/01/17 @ 100
5.000%, 12/01/22	1,500	1,575

		33,285

Minnesota — 1.9%
Minneapolis, Health Care Authority, Fairview Health Services Project, Ser A, RB Callable 11/15/18 @ 100
6.375%, 11/15/23	3,250	3,693
Minnesota State, Municipal Power Agency, RB Callable 10/01/15 @ 100
5.250%, 10/01/21	1,000	1,063
Minnesota State, Various Purposes, Ser A, GO
5.000%, 08/01/20	2,000	2,344
Rochester, Mayo Clinic Project, Ser A, RB
4.000%, 11/15/30 (A)	1,575	1,733
Rochester, Mayo Clinic Project, Ser C, RB
4.500%, 11/15/38 (A)	1,535	1,681
Rochester, Waste Water Project, Ser A, GO
5.000%, 02/01/22	1,500	1,740
St. Louis Park, Health Care Authority, Nicollet Health Services Project, Ser C, RB
5.500%, 07/01/17	4,240	4,782
University of Minnesota, Ser A, RB
5.000%, 12/01/17	2,520	2,884

		19,920

Missouri — 1.4%
Kansas City, Airport Revenue, Ser A, AMT, RB Callable 09/01/21 @ 100
5.000%, 09/01/23	8,015	8,469
Missouri State, Highway & Transportation Commission, Second Lien, RB Callable 05/01/17 @ 100
5.250%, 05/01/19	2,200	2,496
5.250%, 05/01/23	1,290	1,452

38	SEI Tax Exempt Trust / Annual Report / August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)
St. Louis, Airport Authority, Lambert International Airport Project, Ser A1, RB Callable 07/01/19 @ 100
6.125%, 07/01/24	$2,515	$2,812

		15,229

Nebraska — 0.7%
Nebraska State, Public Power District, Ser A, RB Callable 01/01/22 @ 100
5.000%, 01/01/29	2,000	2,096
Nebraska State, Public Power District, Ser C, RB Callable 01/01/18 @ 100
5.000%, 01/01/25	1,500	1,628
Omaha, Public Power District, Ser B, RB Callable 02/01/21 @ 100
5.000%, 02/01/27	4,015	4,299

		8,023

Nevada — 0.4%
Clark County, Airport Authority, Sub Lien, Ser C, RB, AGM Callable 07/01/19 @ 100
5.000%, 07/01/23	2,800	3,064
Henderson, Local Improvement District No. T-18, SAB Callable 03/01/14 @ 101
5.300%, 09/01/35	1,975	1,421

		4,485

New Jersey — 3.8%
New Jersey State, Economic Development Authority, Continental Airlines Project, AMT, RB
4.875%, 09/15/19	1,085	1,015
New Jersey State, Economic Development Authority, MSU Student Housing Project, RB Callable 06/01/20 @ 100
5.375%, 06/01/25	1,450	1,516
New Jersey State, Economic Development Authority, RB
5.000%, 06/15/20	3,755	4,052
New Jersey State, Economic Development Authority, School Facilities Construction Project, Ser EE, RB
5.000%, 09/01/18	3,500	3,950

Description	Face Amount ($ Thousands)	Value ($ Thousands)
New Jersey State, Economic Development Authority, School Facilities Construction Project, Ser I, RB
5.500%, 09/01/15	$3,110	$3,404
New Jersey State, Health Care Facilities Financing Authority, Barnabas Health Project, Ser A, RB Callable 07/01/22 @ 100
5.000%, 07/01/23	855	888
5.000%, 07/01/25	315	322
New Jersey State, Ser N, GO, NATL-RE FGIC
5.500%, 07/15/18	5,000	5,888
New Jersey State, Ser Q, GO
5.000%, 08/15/19	3,380	3,915
New Jersey State, Tobacco Settlement Authority, Ser 1A, RB Callable 06/01/17 @ 100
4.500%, 06/01/23	1,440	1,297
New Jersey State, Transportation Trust Fund Authority, Ser B, RB Callable 06/15/21 @ 100
5.500%, 06/15/31	3,270	3,426
New Jersey State, Turnpike Authority, Ser B, RB
5.000%, 01/01/21	4,000	4,494
Rutgers University, Ser J, RB Callable 05/01/23 @ 100
5.000%, 05/01/29	6,000	6,324

		40,491

New Mexico — 0.4%
New Mexico State, Severance Tax, Ser A, RB
5.000%, 07/01/15	4,270	4,622

New York — 10.0%
Brooklyn, Local Development Authority, Barclays Center Project, RB Callable 01/15/20 @ 100
6.500%, 07/15/30	3,500	3,829
Metropolitan New York, Transportation Authority, Ser C, RB Callable 11/15/18 @ 100
6.500%, 11/15/28	2,860	3,338
Metropolitan New York, Transportation Authority, Ser D, RB
5.000%, 11/15/16	2,000	2,242

SEI Tax Exempt Trust / Annual Report / August 31, 2013	39

SCHEDULE OF INVESTMENTS

Intermediate-Term Municipal Fund (Continued)

August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Metropolitan Transportation Authority, Ser B-1, RB Callable 11/15/23 @ 100
5.000%, 11/15/29	$4,140	$4,370
Metropolitan Transportation Authority, Ser C, RB Callable 05/15/18 @ 100
5.000%, 11/15/27	1,850	1,938
New York & New Jersey, Port Authority, 146th Street Construction Project, AMT, RB, AGM Callable 12/01/16 @ 100
5.000%, 12/01/17	5,000	5,558
New York & New Jersey, Port Authority, JFK International Air Terminal Project, RB Callable 12/01/15 @ 100
6.500%, 12/01/28	3,500	3,727
New York City, Educational Construction Fund, Ser A, RB Callable 04/01/21 @ 100
6.500%, 04/01/22	2,325	2,782
New York City, Health & Hospital Authority, Ser A, RB
5.000%, 02/15/19	2,750	3,065
New York City, Industrial Development Agency, Ser A, AMT, RB
5.000%, 07/01/22	315	312
New York City, Industrial Development Agency, Terminal One Group Association Project, AMT, RB
5.500%, 01/01/14	2,000	2,030
New York City, Municipal Water Finance Authority, Ser B, RB, AMBAC Callable 12/15/14 @ 100
5.000%, 06/15/21	785	827
New York City, Municipal Water Finance Authority, Ser B, RB, AMBAC Pre-Refunded @ 100
5.000%, 12/15/14 (C)	600	637
New York City, Ser A7, GO Callable 10/01/13 @ 100
0.060%, 08/01/21 (A)(B)	1,000	1,000
New York City, Ser B, GO
5.000%, 08/01/17	2,000	2,279
New York City, Ser D, GO
5.000%, 08/01/16	3,250	3,626

Description	Face Amount ($ Thousands)	Value ($ Thousands)
New York City, Ser E, GO Callable 08/01/19 @ 100
5.000%, 08/01/21	$3,125	$3,497
5.000%, 08/01/22	2,000	2,218
New York City, Ser F, GO Callable 02/01/22 @ 100
5.000%, 08/01/28	2,500	2,640
New York City, Ser K, GO Callable 08/01/15 @ 100
5.000%, 08/01/21	1,830	1,933
New York City, Ser K, GO Pre-Refunded @ 100
5.000%, 08/01/15 (C)	3,170	3,445
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Ser A1, RB
5.000%, 11/01/20	1,250	1,452
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Ser B, RB Callable 02/01/21 @ 100
5.000%, 02/01/23	2,500	2,795
5.000%, 02/01/24	2,250	2,479
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Sub-Ser, RB Callable 05/01/17 @ 100
5.000%, 11/01/18	1,890	2,121
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Sub-Ser, RB Pre-Refunded @ 100
5.000%, 05/01/17 (C)	925	1,056
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Sub-Ser I, RB Callable 05/01/23 @ 100
5.000%, 05/01/28	2,500	2,678
New York City, Trust for Cultural Resources, Whitney Museum Project, RB Callable 01/01/21 @ 100
5.000%, 07/01/21	1,320	1,479
New York State, Dormitory Authority, Department of Health Project, Ser A, RB
5.000%, 07/01/18	2,530	2,887
New York State, Dormitory Authority, Memorial Sloan-Kettering Project, Ser 1, RB Callable 01/01/22 @ 100
5.000%, 07/01/23	610	687

40	SEI Tax Exempt Trust / Annual Report / August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)
New York State, Dormitory Authority, Memorial Sloan-Kettering Project, Ser 1, RB
5.000%, 07/01/21	$250	$285
New York State, Dormitory Authority, North Shore Jewish Project, Ser A, RB Callable 05/01/21 @ 100
5.000%, 05/01/23	2,135	2,315
New York State, Dormitory Authority, Orange Regional Medical Center Project, RB Callable 12/01/18 @ 100
6.500%, 12/01/21	2,500	2,568
New York State, Dormitory Authority, State University Project, RB Callable 05/15/22 @ 100
5.000%, 05/15/23	970	1,094
New York State, Environmental Facilities Authority, Revolving Funds, Ser A, RB Callable 06/15/22 @ 100
5.000%, 06/15/24	3,000	3,378
New York State, Environmental Facilities Authority, Revolving Funds, Ser B, RB Callable 06/15/18 @ 100
5.000%, 06/15/21	1,580	1,799
New York State, Local Government Assistance, Sub-Ser A, RB
5.000%, 04/01/17	2,000	2,275
5.000%, 04/01/18	5,000	5,756
New York State, Tobacco Settlement Authority, RB Callable 09/19/13 @ 100
5.500%, 06/01/20	1,615	1,620
New York State, Urban Development Authority, Personal Income Tax, Ser A1, RB
5.000%, 12/15/16	2,000	2,268
New York State, Urban Development, Ser A-1, RB
5.000%, 03/15/20	1,875	2,164
Onondaga, Civic Development Authority, St. Joseph’s Hospital Health Center Project, RB
5.000%, 07/01/16	1,645	1,726
Triborough, Bridge & Tunnel Authority, Bridge & Tunnel Project, Ser A, RB Callable 01/01/22 @ 100
5.000%, 01/01/23	2,500	2,817
Triborough, Bridge & Tunnel Authority, Ser B3, RB Callable 11/15/15 @ 100
5.000%, 11/15/38 (A)	2,250	2,453

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Troy, Capital Resource, Rensselaer Polytechnic Project, Ser B, RB
5.000%, 09/01/19	$1,500	$1,695

		107,140

North Carolina — 1.3%
North Carolina State, Capital Improvement Project, Ser C, RB Callable 05/01/21 @ 100
5.000%, 05/01/30	1,335	1,398
North Carolina State, Medical Care Commission, First Mortgage-Presbyterian Homes Project, RB Callable 10/01/16 @ 100
5.500%, 10/01/31	2,360	2,246
North Carolina State, Ser A, GO Callable 05/01/20 @ 100
5.000%, 05/01/22	1,125	1,313
North Carolina State, Ser C, GO
5.000%, 05/01/22	5,000	5,865
University of North Carolina at Chapel Hill, RB Callable 12/01/17 @ 100
5.000%, 12/01/31	1,650	1,783
Wake County, Ser D, GO
4.000%, 02/01/17	1,000	1,097

		13,702

Ohio — 2.8%
Hancock County, Blanchard Valley Regional Health Center Project, RB
5.250%, 12/01/20	2,000	2,238
Kent State University, General Revenue Receipts, Ser B, RB, AGM Callable 05/01/19 @ 100
5.000%, 05/01/21	2,500	2,766
Montgomery County, Miami Valley Hospital Project, Ser A, RB Callable 11/15/20 @ 100
5.750%, 11/15/22	2,500	2,801
Muskingum County, Genesis Health Care System Project, RB Callable 02/15/23 @ 100
5.000%, 02/15/33	1,850	1,555
Ohio State, Air Quality Development Authority, First Energy Generation Project, Ser A, RB
5.700%, 08/01/20	2,805	3,112
Ohio State, Air Quality Development Authority, Pollution Control First Energy Project, Ser A, RB
5.700%, 02/01/14	1,665	1,689

SEI Tax Exempt Trust / Annual Report / August 31, 2013	41

SCHEDULE OF INVESTMENTS

Intermediate-Term Municipal Fund (Continued)

August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Ohio State, Air Quality Development Authority, Pollution Control First Energy Project, Ser C, RB
5.625%, 06/01/18	$1,580	$1,740
Ohio State, Conservation Projects, Ser A, GO
5.000%, 09/01/15	1,985	2,162
Ohio State, Higher Educational Facilities Commission, Case Western Reserve University Project, RB
6.250%, 10/01/18	1,000	1,201
Ohio State, Higher Educational Facilities Commission, Cleveland Clinic Health Project, Ser A, RB Callable 01/01/18 @ 100
5.250%, 01/01/19	3,710	4,159
Ohio State, Turnpike Commission, RB Callable 02/15/23 @ 100
5.250%, 02/15/29	2,500	2,621
Ohio State, Water Development Authority, Water Quality Project, Ser A, RB Callable 12/01/19 @ 100
5.000%, 12/01/22	3,595	4,107

		30,151

Oregon — 0.7%
Oregon State, Department of Administrative Services, Ser A, RB Callable 04/01/19 @ 100
5.250%, 04/01/26	3,000	3,363
Oregon State, Property Tax, Ser J, GO Callable 05/01/21 @ 100
5.000%, 05/01/25	2,210	2,450
5.000%, 05/01/26	1,545	1,694

		7,507

Pennsylvania — 5.2%
Allegheny County, Industrial Development Authority, Environmental Improvement Project, RB
6.500%, 05/01/17	1,385	1,454
Allegheny County, Port Authority, RB Callable 03/01/21 @ 100
5.000%, 03/01/25	2,200	2,328
Allentown, Neighborhood Improvement Zone Development Authority, Ser A, RB Callable 05/01/22 @ 100
5.000%, 05/01/26	1,375	1,394

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Berks County, Municipal Authority, Reading Hospital & Medical Center Project, RB Callable 11/01/19 @ 100
5.250%, 11/01/24	$2,935	$3,145
Butler County, Hospital Authority, Butler Health Systems Project, RB Callable 07/01/19 @ 100
7.125%, 07/01/29	1,500	1,752
Delaware Valley, Regional Finance Authority, RB
5.750%, 07/01/17	3,000	3,343
Lancaster County, Higher Education Authority, Franklin & Marshall College Project, RB Callable 04/15/16 @ 100
5.000%, 04/15/24	1,025	1,075
Lancaster County, Hospital Authority, Lancaster General Hospital Project, Ser B, RB Callable 03/15/17 @ 100
5.000%, 03/15/21	2,510	2,646
Monroeville, Finance Authority, RB
5.000%, 02/15/20	1,000	1,123
Pennsylvania State, Economic Development Financing Authority, Albert Einstein Health Care Project, Ser A, RB Callable 10/15/19 @ 100
6.250%, 10/15/23	1,800	1,915
Pennsylvania State, Economic Development Financing Authority, Unemployment Compensation Project, RB Callable 07/01/17 @ 100
5.000%, 01/01/22	3,935	4,367
Pennsylvania State, Economic Development Financing Authority, Unemployment Compensation Project, RB Callable 01/01/18 @ 100
5.000%, 07/01/21	2,960	3,296
Pennsylvania State, GO
5.000%, 07/01/20	1,500	1,739
Pennsylvania State, GO, AGM
5.375%, 07/01/17	4,200	4,846
Pennsylvania State, Higher Educational Facilities Authority, Drexel University Project, Ser A, RB Callable 05/01/21 @ 100
5.250%, 05/01/24	2,680	2,925

42	SEI Tax Exempt Trust / Annual Report / August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Pennsylvania State, Higher Educational Facilities Authority, University of Pennsylvania Project, Ser A, RB
5.000%, 09/01/19	$3,120	$3,621
Pennsylvania State, Intergovernmental Cooperative Authority, Philadelphia Funding Program, SAB
5.000%, 06/15/18	5,000	5,714
Pennsylvania State, Turnpike Commission, Ser A, RB
5.000%, 12/01/17	1,000	1,122
Philadelphia, School District, Ser E, GO
5.000%, 09/01/18	1,785	1,984
Philadelphia, Water & Sewer Authority, Ser A, RB
5.000%, 06/15/15	3,650	3,936
University of Pittsburgh, University Capital Project, Ser B, RB Callable 03/15/19 @ 100
5.500%, 09/15/22	2,000	2,290

		56,015

Puerto Rico — 2.5%
Puerto Rico Commonwealth, Electric Power Authority, Ser TT, RB Callable 07/01/17 @ 100
5.000%, 07/01/18	2,500	2,506
5.000%, 07/01/25	2,625	2,177
Puerto Rico Commonwealth, Highway & Transportation Authority, Ser M, RB Callable 07/01/17 @ 100
5.000%, 07/01/21	4,120	3,829
Puerto Rico Commonwealth, Housing Finance Authority, Capital Funding for Modernization, Sub-Ser, RB
5.500%, 12/01/15	4,370	4,719
Puerto Rico Commonwealth, Public Improvement Project, Ser A, GO Pre-Refunded @ 100
5.250%, 07/01/16 (C)	1,235	1,391
Puerto Rico Commonwealth, Sales Tax Financing, Ser A, RB Callable 08/01/19 @ 100
5.500%, 08/01/23	6,500	6,631
Puerto Rico Commonwealth, Sales Tax Financing, Ser A, RB Callable 02/01/14 @ 100
6.125%, 08/01/29	1,455	1,460

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Puerto Rico Commonwealth, Sales Tax Financing, Ser A, RB Pre-Refunded @ 100
6.125%, 02/01/14 (C)	$45	$46
Puerto Rico Commonwealth, Sales Tax Financing, Ser C, RB Callable 08/01/20 @ 100
6.500%, 08/01/35	3,140	3,068
Puerto Rico Commonwealth, Sales Tax Financing, Ser C, RB Callable 08/01/21 @ 100
5.000%, 08/01/22	910	967

		26,794

Rhode Island — 0.5%
Rhode Island State, Health & Educational Building Authority, Brown University Project, RB
5.000%, 09/01/22	5,000	5,774

South Carolina — 0.4%
Charleston, Educational Excellence Finance, Charleston County School Project, RB Callable 12/01/23 @ 100
5.000%, 12/01/27	2,500	2,680
Piedmont, Municipal Power Agency, Ser A, RB, FGIC
6.500%, 01/01/16	800	891
6.500%, 01/01/16 (E)	1,020	1,156

		4,727

Tennessee — 0.9%
Memphis, Electric Systems Revenue Authority, Sub-Ser, RB
5.000%, 12/01/17	1,730	1,983
Memphis-Shelby County, Airport Authority, Ser D, RB Callable 07/01/21 @ 100
5.000%, 07/01/24	1,890	2,048
Nashville & Davidson County, Metropolitan Government, GO
5.000%, 07/01/18	1,830	2,103
5.000%, 07/01/20	1,100	1,275
Nashville & Davidson County, Metropolitan Government, Ser A, GO
5.000%, 01/01/22	2,250	2,581

		9,990

Texas — 8.3%
Aldine, Independent School District, School Building Project, GO Callable 02/15/18 @ 100
5.000%, 02/15/22	3,805	4,201

SEI Tax Exempt Trust / Annual Report / August 31, 2013	43

SCHEDULE OF INVESTMENTS

Intermediate-Term Municipal Fund (Continued)

August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Austin, Water & Wastewater System Revenue, Ser A, RB Callable 05/15/23 @ 100
5.000%, 11/15/29	$2,000	$2,113
Brownsville, Utilities System Revenue, Ser A, RB Callable 09/01/23 @ 100
5.000%, 09/01/24	5,000	5,417
Central Texas, Regional Mobility Authority, Ser A, RB Callable 01/01/23 @ 100
5.000%, 01/01/33	770	692
Central Texas, Regional Mobility Authority, Sub-Ser, RB Callable 01/01/23 @ 100
5.000%, 01/01/33	2,350	1,972
Conroe, Independent School District, GO, Callable 02/15/20 @ 100
5.000%, 02/15/26	2,085	2,303
Corpus Christi, Utility Systems Authority, Refinance & Improvement Project, RB, AGM Callable 07/15/16 @ 100
4.500%, 07/15/23	2,000	2,096
Dallas, Convention Center Hotel Project, Ser A, RB Callable 01/01/19 @ 100
5.250%, 01/01/23	3,495	3,708
Dallas-Fort Worth, International Airport Facilities Improvement Authority, Ser A, RB Callable 11/01/16 @ 100
5.000%, 11/01/23	300	319
Harris County, Metropolitan Transit Authority, Ser A, RB Callable 11/01/21 @ 100
5.000%, 11/01/27	2,500	2,676
5.000%, 11/01/29	3,160	3,320
Houston, Hotel Occupancy Tax & Special Revenue Authority, Convention & Entertainment Project, Ser B, RB, AMBAC
5.210%, 09/01/15 (D)	5,500	5,302
Houston, Public Improvement Project, Ser A, GO Callable 03/01/18 @ 100
5.250%, 03/01/28	4,915	5,350
Houston, Utility System Revenue Authority, First Lien, Ser D, RB Callable 11/15/21 @ 100
5.000%, 11/15/29	3,000	3,161

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Houston, Utility System Revenue Authority, Ser B, RB Callable 11/15/23 @ 100
5.000%, 11/15/28	$2,610	$2,793
Lower Colorado, River Authority, Transmission Services Project, RB Callable 05/15/18 @ 100
5.000%, 05/15/21	2,000	2,208
North Central Texas, Health Facility Development Authority, Children’s Medical Center Dallas Project, RB
5.000%, 08/15/17	1,315	1,472
North East, Independent School District, School Building Project, Ser A, GO Callable 08/01/17 @ 100
5.000%, 08/01/23	5,000	5,547
North Texas, Thruway Authority, First Tier, Ser A, RB Callable 01/01/18 @ 100
6.000%, 01/01/24	245	273
North Texas, Thruway Authority, First Tier, Ser E3, RB
5.750%, 01/01/38 (A)	3,085	3,406
San Antonio, Public Service Board, RB
5.250%, 02/01/24	6,000	6,909
Texas A&M University, Permanent University Fund, RB Callable 10/04/13 @ 100
5.250%, 07/01/16	2,250	2,257
Texas State, College Student Loan Program, Ser B, AMT, GO
5.000%, 08/01/18	3,135	3,596
Texas State, College Student Loan Program, AMT, GO
5.500%, 08/01/19	2,500	2,918
Texas State, Municipal Power Agency, RB, NATL
4.079%, 09/01/16 (D)(E)	25	24
Texas State, Private Activity Bond, Surface Transportation, Senior Lien, RB Callable 06/30/20 @ 100
7.500%, 06/30/33	1,750	1,962
Texas State, Private Activity Bond, Surface Transportation, Ser Senior Lien, RB Callable 12/31/19 @ 100
7.500%, 12/31/31	2,220	2,469
Texas State, Transportation Commission Authority, First Tier, Ser A, RB Callable 04/01/16 @ 100
5.000%, 04/01/17	3,000	3,317

44	SEI Tax Exempt Trust / Annual Report / August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Texas State, Transportation Commission Authority, Mobility Fund, Ser A, GO Callable 04/01/17 @ 100
5.000%, 04/01/22	$1,600	$1,758
University of Houston, Ser A, RB
5.000%, 02/15/21	3,500	4,019
West Travis County, Public Utility Agency, RB Callable 08/15/21 @ 100
5.000%, 08/15/22	1,000	1,084

		88,642

Utah — 0.3%
Utah State, Intermountain, Power Agency, Sub-Ser A, RB
5.000%, 07/01/16	2,680	2,979

Virginia — 1.0%
Chesterfield County, Economic Development Authority, Virginia Electric & Power Project, Ser A, RB Callable 05/01/19 @ 100
5.000%, 05/01/23	975	1,047
Fairfax County, Public Improvement Project, Ser A, GO
5.000%, 04/01/18	1,630	1,882
5.000%, 10/01/19	1,220	1,435
Virginia State, College Building Authority, 21st Century College & Equipment Program, RB
5.000%, 02/01/17	2,000	2,254
Virginia State, College Building Authority, 21st Century College & Equipment Program, Ser A, RB Callable 02/01/21 @ 100
5.000%, 02/01/22	2,000	2,268
Virginia State, Ser B, GO Callable 06/01/18 @ 100
5.000%, 06/01/22	2,000	2,233

		11,119

Washington — 2.4%
Energy Northwest, Electric Revenue Authority, Ser A, RB
5.000%, 07/01/17	2,500	2,851
King County, Sewer Revenue, Ser A, RB Callable 01/01/23 @ 100
5.000%, 01/01/29	4,200	4,467
Port of Seattle, Ser A, RB Callable 08/01/22 @ 100
5.000%, 08/01/28	2,500	2,591

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Port of Seattle, AMT, GO Callable 06/01/21 @ 100
5.250%, 12/01/21	$1,000	$1,136
Seattle, Municipal Light & Power Revenue Authority, Improvement Project, Ser A, RB Callable 02/01/21 @ 100
5.000%, 02/01/22	2,685	3,035
Washington State, Northwest Energy & Electric Authority, Columbia Generating Station, Ser A, RB
5.000%, 07/01/20	5,000	5,779
Washington State, Northwest Energy & Electric Authority, Project No. 1, Ser C, RB
5.000%, 07/01/15	2,250	2,434
Washington State, Ser R-C, GO
5.000%, 07/01/19	3,000	3,478

		25,771

Wisconsin — 0.3%
Wisconsin State, Public Finance Authority, AFCO Investors II Portfolio Project, AMT, RB Callable 10/01/22 @ 100
5.000%, 10/01/23	1,375	1,242
Wisconsin State, Public Finance Authority, Airport Facilities Project, AMT, RB
5.000%, 07/01/22	1,665	1,669

		2,911

Wyoming — 0.1%
Wyoming State, Community Development Housing Authority, Ser 6, AMT, RB
5.500%, 12/01/17	1,225	1,272

Total Municipal Bonds (Cost $1,044,302) ($ Thousands)		1,056,578

TAX EXEMPT CORPORATE BOND — 0.5%

California — 0.5%
San Manuel, Entertainment Authority Callable 12/01/13 @ 102
4.500%, 12/01/16	4,800	4,909

Total Tax Exempt Corporate Bond (Cost $4,756) ($ Thousands)		4,909

SEI Tax Exempt Trust / Annual Report / August 31, 2013	45

SCHEDULE OF INVESTMENTS

Intermediate-Term Municipal Fund (Concluded)

August 31, 2013

Description	Shares ($ Thousands)	Value ($ Thousands)

CASH EQUIVALENT — 0.4%
SEI Tax Exempt Trust, Institutional Tax Free Fund, Cl A
0.020% †(F)	4,602,356	$4,602

Total Cash Equivalent (Cost $4,602) ($ Thousands)		4,602

Total Investments — 99.3% (Cost $1,053,660) ($ Thousands)		$1,066,089

Percentages are based on Net Assets of $1,073,555 ($ Thousands).

†	Investment in Affiliated Security (see Note 2).

(A)	Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on August 31, 2013. The demand and interest rate reset feature gives this security a shorter effective maturity date.

(B)	Securities are held in connection with a letter of credit issued by a major bank.

(C)	Pre-Refunded Securities—The maturity date shown is the pre-refunded date.

(D)	Zero coupon security. The rate shown on the Schedule of Investments represents the security’s effective yield at the time of purchase.

(E)	Security is escrowed to maturity.

(F)	Rate shown is the 7-day effective yield as of August 31, 2013.

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

AMT — Alternative Minimum Tax (subject to)

Cl — Class

COP — Certificate of Participation

FGIC — Financial Guaranty Insurance Company

GAN — Grant Anticipation Note

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

RAN — Revenue Anticipation Note

RB — Revenue Bond

RE — Reinsurance provided by the aforementioned guarantor.

SAB — Special Assessment Bond

Ser — Series

The following is a list of the inputs used as of August 31, 2013, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$1,056,578	$—	$1,056,578
Tax Exempt Corporate Bond	—	4,909	—	4,909
Cash Equivalent	4,602	—	—	4,602

Total Investments in Securities	$4,602	$1,061,487	$—	$1,066,089

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

46	SEI Tax Exempt Trust / Annual Report / August 31, 2013

SCHEDULE OF INVESTMENTS

Short Duration Municipal Fund

August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 100.5%

Alabama — 2.1%
Alabama State, 21st Century Authority, Tobacco Settlement, Ser A, RB
3.000%, 06/01/14	$1,500	$1,518
Alabama State, Docks Department, Ser A, AMT, RB, NATL-RE
5.000%, 10/01/13	1,000	1,004
Alabama State, Special Care Facilities Financing Authority, Ser A1, RB
1.500%, 10/01/27 (A)	4,785	4,808
Alabama State, Special Care Facilities Financing Authority, Ser A2, RB
1.500%, 10/01/27 (A)	1,010	1,015
Chatom, Industrial Development Board Revenue Authority, Powersouth Energy Cooperative Project, Ser A, RB Callable 11/15/13 @ 100
0.550%, 11/15/38 (A)	2,000	2,000
Chatom, Industrial Development Board Revenue Authority, RB Callable 02/01/14 @ 100
0.600%, 08/01/37 (A)	5,000	5,000
Courtland Industrial Development Board, Ser A, RB
5.000%, 11/01/13	1,750	1,762
Mobile, Airport Authority, RB
5.500%, 10/01/15	1,215	1,263
Mobile, Industrial Development Board, Pollution Control Authority, Barry Plant Project, RB
0.580%, 07/15/34 (A)	1,500	1,500
Pell City, Special Care Facilities Financing Authority, RB
4.000%, 12/01/14	1,675	1,740

		21,610

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Arizona — 0.9%
Arizona State, School Facilities Board, RB, AMBAC
4.000%, 07/01/15	$1,250	$1,316
Arizona State, Sports & Tourism Authority, Professional Baseball Training Project, RB
5.000%, 07/01/15	1,000	1,068
4.000%, 07/01/14	1,000	1,026
Navajo County, Pollution Control Authority, Ser B, RB
5.500%, 06/01/34 (A)	1,000	1,032
Navajo County, Pollution Control Authority, Ser C, RB
5.500%, 06/01/34 (A)	1,150	1,187
Pima County, Industrial Development Authority, Charter Schools Project, RB
3.000%, 07/01/14	200	202
3.000%, 07/01/15	300	303
Scottsdale, Industrial Development Authority, Scottsdale Hospital Project, Ser F, RB, AGM
0.700%, 09/01/45 (A)	1,000	1,000
University Medical Center, Hospital Revenue Authority, RB
5.250%, 07/01/14	1,000	1,033
Yavapai County, Industrial Development Authority, Northern Arizona Health Care Systems Project, RB
3.000%, 10/01/13	750	751

		8,918

Arkansas — 0.1%
Fort Smith, Sales & Use Tax, Ser 2008, RB
3.875%, 09/01/13	350	350
North Little Rock, Electric System Revenue Authority, Ser A, RB, NATL
6.500%, 07/01/15 (B)	595	623

		973

California — 5.3%
California State, Communities Development Authority, Ser E, RB, AGM
0.710%, 07/01/40 (A)	2,000	2,000
California State, Educational Facilities Authority, Loyola Marymount University Project, RB
4.000%, 10/01/13	1,330	1,334

SEI Tax Exempt Trust / Annual Report / August 31, 2013	47

SCHEDULE OF INVESTMENTS

Short Duration Municipal Fund (Continued)

August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)
California State, Municipal Finance Authority, Republic Services Project, RB
0.850%, 09/01/21 (A)	$7,500	$7,500
California State, Municipal Finance Authority, Ser A, RB
0.700%, 02/01/39 (A)	3,000	2,997
California State, Pollution Control Financing Authority, RB Callable 09/03/13 @ 100
0.040%, 03/01/41 (A)	2,900	2,900
California State, Pollution Control Financing Authority, Ser B, RB
0.700%, 08/01/24 (A)	2,000	2,000
California State, Pollution Control Financing Authority, Waste Management Project, AMT, RB
0.850%, 11/01/38 (A)	3,000	2,990
California State, Ser A, GO Callable 11/01/14 @ 100
0.740%, 05/01/33 (A)	2,000	2,002
College of the Sequoias, Tulare Area Improvement District No. 3, GO
3.000%, 09/01/13	3,945	3,945
1.700%, 09/01/13 (C)	1,000	1,000
Deutsche Bank SPEARs/LIFERs Trust, Ser DBE-675, GO
0.210%, 08/01/48 (A)	3,690	3,690
Golden Empire Schools, Financing Authority, Kern High School Project, RB
0.360%, 05/01/14 (A)	3,000	2,999
Imperial, Community College District, GO
4.000%, 08/01/14 (C)	6,345	6,299
Inglewood, Public Financing Authority, RB
5.000%, 08/01/15	1,645	1,688
4.000%, 08/01/14	1,050	1,057
Inland Valley, Development Agency, Ser C, TA
4.500%, 03/01/41 (A)	1,000	1,045
Kern County, Capital Improvement Projects, Ser A, COP
5.000%, 11/01/13	1,605	1,617
Los Angeles, Regional Airports Improvement Authority, LAX International Airport Project, RB
0.440%, 12/01/15 (A)(D)	2,500	2,500
San Pablo, Joint Powers Financing Authority, TA, AMBAC
3.500%, 12/01/13	1,175	1,182
South San Francisco, Unified School District, Ser D, GO
1.607%, 05/15/17 (C)	2,550	2,408

		53,153

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Colorado — 2.3%
Colorado Springs, Utilities System Revenue Authority, Ser B, RB Callable 09/03/13 @ 100
0.270%, 11/01/36 (A)	$4,000	$4,000
Colorado, Highway Authority, Highway Project
1.857%, 09/01/13	3,000	3,000
Denver City & County, Airport System Revenue Authority, Ser C, RB
4.000%, 11/15/14	7,400	7,719
3.000%, 11/15/14	2,650	2,733
Regional Transportation District, Ser A, COP
5.000%, 06/01/16	3,500	3,854
3.000%, 06/01/16	1,600	1,676

		22,982

Connecticut — 0.2%
Connecticut State, Housing Finance Authority, Ser A, RB
1.250%, 05/15/16	1,000	999
0.950%, 05/15/15	1,000	1,000

		1,999

District of Columbia — 0.8%
District of Columbia, Hospital Revenue Authority, RB
0.310%, 07/15/17 (A)	4,025	4,025
District of Columbia, Income Tax Revenue Authority, Ser B, RB Callable 06/01/15 @ 100
0.660%, 12/01/15 (A)	2,860	2,874
District of Columbia, Income Tax Revenue Authority, Ser B, RB Callable 10/04/13 @ 100
0.360%, 12/01/13 (A)	1,000	1,000

		7,899

Florida — 5.9%
Atlantic Beach, Fleet Landing Project, Ser A, RB
3.000%, 11/15/15	350	353
2.000%, 11/15/14	225	225
1.100%, 11/15/13	100	100
Citizens Property Insurance, RB, AGM
1.710%, 06/01/14 (A)	1,500	1,514
Florida State, Municipal Loan Council, Design Building Finance Project, RB
1.750%, 08/15/16	8,670	8,700

48	SEI Tax Exempt Trust / Annual Report / August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Florida State, Municipal Loan Council, RB
4.000%, 05/01/17	$1,000	$1,071
Gulf Breeze, Local Government Loan, Ser FG&H, RB Pre-Refunded @ 100
1.000%, 12/01/20 (A)(E)	4,000	4,001
Hillsborough County, Industrial Development Authority, General Hospital Project, RB
4.000%, 10/01/15	745	788
Hillsborough County, Industrial Development Authority, General Hospital Project, Ser A, RB
5.000%, 10/01/13	1,500	1,505
Hillsborough County, Industrial Development Authority, RB
5.150%, 09/01/25 (A)	1,850	1,850
Lake County, School Board, Ser B, COP, AMBAC Callable 06/01/16 @ 100
5.000%, 06/01/19	3,000	3,165
Manatee County, School District, COP, NATL
5.000%, 07/01/14	1,650	1,708
Martin County, Improvement Revenue Authority, RB, AMBAC
5.250%, 10/01/14	1,285	1,335
Miami-Dade County, Capital Asset Acquisition, Ser E, RB
4.250%, 04/01/14	1,455	1,485
Miami-Dade County, Public Improvement Project, RB, AGM
5.000%, 10/01/14	3,250	3,403
4.000%, 10/01/15	3,390	3,591
Miami-Dade County, School Board, Ser A, COP Callable 05/01/16 @ 100
5.000%, 08/01/21 (A)	3,500	3,813
Miami-Dade County, Transit System Sales Surtax Revenue, Ser 3279X, RB, XLCA Callable 07/01/16 @ 100
0.660%, 07/01/31 (A)	4,950	4,950
Okeechobee County, Waste Disposal Authority, Waste Management Landfil Project, RB
2.250%, 07/01/39 (A)	3,750	3,691
Orange County, School Board, Ser A, COP
5.000%, 08/01/14	7,500	7,813
Osceola County, GO, AGM
4.000%, 10/01/14	1,090	1,125

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Palm Beach County, Health Facilities Authority, Jupiter Medical Center Project, RB
4.000%, 11/01/14	$1,200	$1,236
2.000%, 11/01/13	550	551
Saint Petersburg, Health Facilities Authority, Ser B, RB, AMBAC
0.550%, 11/15/34 (A)	1,100	1,100

		59,073

Georgia — 4.7%
Atlanta, Airport Revenue Authority, Ser A, RB
5.000%, 01/01/15	1,000	1,059
Atlanta, Development Authority, Piedmont/Ellis LLC Project, RB
5.000%, 09/01/15	1,280	1,385
Bartow County, Development Authority, Bowen Power Plant Project, RB
2.375%, 09/01/29 (A)	7,700	7,684
Bulloch County, Development Authority, Georgia Southern University Housing Foundation Project, RB, AGM
4.000%, 07/01/18	595	635
Floyd County, Development Authority, Georgia Power Company Project, RB
0.850%, 07/01/22 (A)	5,000	4,935
Fulton County, Development Authority, Robert Woodruff Project, Ser B, RB
5.000%, 03/15/16	13,255	14,443
Fulton County, Development Authority, Robert Woodruff Project, Ser B, RB Callable 03/15/19 @ 100
5.250%, 03/15/24	3,200	3,399
Georgia State, Municipal Electric Authority, Ser B, RB
5.000%, 01/01/18	3,000	3,379
Georgia State, Private Colleges & Universities Authority, Mercer University Project, Ser A, RB
4.000%, 10/01/14	1,170	1,197
Georgia State, Ser G, GO Callable 09/09/13 @ 100
0.460%, 12/01/26 (A)	3,000	3,000
Main Street Natural Gas, Ser B, RB
5.000%, 03/15/14	1,000	1,021
5.000%, 03/15/15	935	983

SEI Tax Exempt Trust / Annual Report / August 31, 2013	49

SCHEDULE OF INVESTMENTS

Short Duration Municipal Fund (Continued)

August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Medical Center, Hospital Authority, Columbus Regional Health Care, RB, AGM
5.000%, 08/01/15	$1,500	$1,604
Monroe County, Development Authority, Gulf Power Project, RB
1.700%, 06/01/49 (A)	2,500	2,411

		47,135

Hawaii — 0.1%
Hawaii State, Housing Finance & Development, Kuhio Park Terrace Project, Ser B, RB, FHLMC
1.250%, 10/01/13	1,000	1,000

Illinois — 8.5%
Barclays Capital Municipal Trust Receipts, Ser 26W, GO, FGIC Callable 01/01/17 @ 100
0.620%, 01/01/37 (A)	9,990	9,990
Chicago, Board of Education, Ser A, GO, AMBAC
1.234%, 12/01/14 (C)	2,500	2,429
Chicago, Board of Education, Ser A2, GO Callable 12/01/16 @ 100
0.810%, 03/01/35 (A)	3,000	2,986
Chicago, Board of Education, Ser B, GO, AMBAC
5.000%, 12/01/14	1,000	1,053
Chicago, Board of Education, Ser C1, GO Callable 09/01/15 @ 100
1.010%, 03/01/32 (A)	2,000	2,008
Chicago, Ser A, GO, AGM Callable 01/01/15 @ 100	.
5.000%, 01/01/16	2,000	2,077
Chicago, Transit Authority, Ser A, RB, AMBAC
5.250%, 06/01/16	815	887
Cook County, Ser B, GO, NATL-RE Callable 11/15/13 @ 100
5.250%, 11/15/15	300	302
Cook County, Township High School District No. 201 J Sterling Morton, Ser B, GO, AGM
3.582%, 12/01/16 (C)	295	263
Cook County, Township High School District No. 201 J Sterling Morton, Ser C, GO, AGM
3.887%, 12/01/17 (C)	3,250	2,729
3.327%, 12/01/15 (C)	495	459

Cook County, Township High School District No. 201 J Sterling Morton, Ser C, GO, AMBAC
3.150%, 12/01/14 (C)	5,500	5,347

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Illinois State, Finance Authority, Delnor Hospital Project, RB, AGM
5.000%, 05/15/14	$275	$284
Illinois State, Finance Authority, Hospital Sisters Services Project, Ser C, RB
5.000%, 08/15/15	2,145	2,318
3.000%, 08/15/14	2,840	2,908
Illinois State, Finance Authority, Resurrection Health Care Project, RB, AGM
5.000%, 05/15/15	3,700	3,906
Illinois State, GO
5.000%, 01/01/14	3,375	3,421
4.000%, 07/01/15	2,000	2,102
Illinois State, Housing Development Authority, Phoenix Towers Apartments Project, RB Callable 11/01/13 @ 100
0.650%, 05/01/14	3,000	3,001
Illinois State, Ser B, GO Callable 09/03/13 @ 100
2.000%, 10/01/33 (A)	6,000	6,000
Illinois State, Toll Highway Authority, Highway Project, Ser B, RB, AGM Callable 09/05/13 @ 100
0.600%, 01/01/17 (A)	4,000	4,000
Illinois State, Toll Highway Authority, RB, AGM Callable 09/03/13 @ 100
0.450%, 01/01/31 (A)	4,000	4,000
Illinois State, Unemployment Compensation Trust Fund, Unemployment Insurance Project, Ser A, RB
3.000%, 12/15/13	1,750	1,764
Illinois State, Unemployment Compensation Trust Fund, Unemployment Insurance Project, Ser B, RB Callable 06/15/14 @ 100
4.000%, 06/15/20	5,000	5,099
Kane & Kendall Counties, Community College District No. 516, Ser E, GO, NATL-RE FGIC Callable 12/15/13 @ 55
4.985%, 12/15/25 (C)	3,750	2,044
Kane, Kendall & Will Counties, Community Unit School District No. 308, GO, NATL-RE FGIC
0.822%, 10/01/13 (C)	1,785	1,784
McHenry & Kane Counties, Community Consolidated School District No. 158, GO, NATL
3.056%, 01/01/14 (C)	4,910	4,873

50	SEI Tax Exempt Trust / Annual Report / August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)
McHenry & Lake Counties, Community High School District No. 156, Ser A, GO
2.000%, 02/01/16	$2,655	$2,704
Metropolitan Pier & Exposition Authority, Ser A, RB, NATL
0.701%, 12/15/13 (C)	400	399
Sterling, GO
2.000%, 11/01/13	1,000	1,002
University of Illinois, Ser B, COP, AGM
5.000%, 10/01/16	1,350	1,500
Village of Romeoville, GO, AGM Callable 12/30/14 @ 100
4.000%, 12/30/15	500	521
Village of Rosemont, Ser A, GO, NATL-RE FGIC
0.722%, 12/01/13 (C)	865	864
Western Illinois University, Auxiliary Facilities Systems Project, RB
4.000%, 04/01/15	600	623

		85,647

Indiana — 4.3%
Indiana State, Finance Authority, Community Foundation of Northwest Indiana, RB
4.000%, 03/01/15	500	522
Indiana State, Finance Authority, Lease Appropriation Project, RB Callable 03/15/14 @ 100
0.550%, 02/01/35 (A)	4,000	4,008
Indiana State, Finance Authority, Republic Services Project, Ser B, RB
0.600%, 05/01/28 (A)	6,000	6,000
Indiana State, Health Facility Financing Authority, Ascension Health Project, Ser A4, RB
1.500%, 10/01/27 (A)	5,195	5,192
Indianapolis, Thermal Energy System Revenue, RB, AGM
5.000%, 10/01/15	1,000	1,078
Indianapolis, Thermal Energy System Revenue, Ser B, RB
0.730%, 10/01/34 (A)	11,270	11,271
Posey County, Midwest Fertilizer Corp. Project, RB
0.750%, 07/01/46 (A)	10,000	10,000
Rockport, Michigan Power Co. Project, Ser B, RB
6.250%, 06/01/25 (A)	3,000	3,115

Description	Face Amount ($ Thousands)	Value ($ Thousands)
St. Joseph County, Airport Authority, St. Joseph Airport Project, AMT, GO
3.500%, 07/01/15	$345	$359
St. Joseph County, Redevelopment District, TA
3.000%, 01/15/14	1,990	2,001

		43,546

Iowa — 0.2%
Iowa State, Finance Authority, Pollution Control Facilities, Interstate Power Project, RB, FGIC
5.000%, 07/01/14	500	519
Iowa State, Higher Education Loan Authority, University of Dubuque Project, Ser A, RB
3.000%, 05/15/14	1,250	1,266

		1,785

Kansas — 0.5%
Kansas State, Independent College Finance Authority, Ottawa University Project, Ser C, RB
4.250%, 05/01/14	1,000	1,004
Olath, Health Facilities Revenue Authority, Ser B, RB Callable 03/01/16 @ 100
2.000%, 09/01/37 (A)	4,000	4,011

		5,015

Kentucky — 0.3%
Lexington-Fayette Urban County, Richmond Place Project, RB
0.650%, 04/01/15 (A)(D)	3,005	3,005

Louisiana — 2.6%
East Baton Rouge, Sewerage Commission Revenue Authority, Ser A, RB Callable 02/01/14 @ 100
0.927%, 02/01/46 (A)	1,000	1,002
Jefferson Parish, School Board, Sales & Use Tax, RB
2.000%, 03/01/14	1,000	1,009
Louisiana State, Municipal Gas Purchasing & Distributing Authority, Ser 1411Q, RB
0.110%, 08/01/16 (A)(D)	5,900	5,900
Louisiana State, Offshore Terminal Authority, Ser B1, RB
1.875%, 10/01/40 (A)	1,000	1,001

SEI Tax Exempt Trust / Annual Report / August 31, 2013	51

SCHEDULE OF INVESTMENTS

Short Duration Municipal Fund (Continued)

August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Morehouse Parish, Pollution Control Authority, International Paper Company Project, Ser A, RB
5.250%, 11/15/13	$1,000	$1,008
Saint Tammany Parish, Hospital Service District No. 1, Tammany Parish Hospital Project, RB
3.000%, 07/01/14	2,450	2,488
St. James Parish, Nucor Steel LLC Project, Ser B1, RB Callable 09/03/13 @ 100
0.360%, 11/01/40 (A)	13,400	13,400

		25,808

Maine — 0.0%
Portland, General Airport Revenue, RB
3.000%, 07/01/15	175	178
2.000%, 07/01/14	300	302

		480

Maryland — 0.6%
Maryland State, Health & Higher Educational Facilities Authority, RB Callable 07/01/17 @ 100
0.310%, 07/01/39 (A)	5,465	5,465
Maryland State, Housing & Community Development Administration, Ser B, RB
1.010%, 03/01/36 (A)	1,000	1,003

		6,468

Massachusetts — 1.3%
Massachusetts State, Health & Educational Facilities Authority, Northeastern University Project, Ser T3, RB
2.700%, 10/01/37 (A)	7,500	7,568
Massachusetts State, Health & Educational Facilities Authority, Partners Health Care Project, Ser G-2, RB, AGM
0.650%, 07/01/42 (A)	4,000	4,000
Massachusetts State, Ser A, GO Callable 08/01/15 @ 100
0.540%, 02/01/16 (A)	2,000	1,996

		13,564

Michigan — 4.9%
Brighton Area, School District, Ser II, GO, AMBAC
1.103%, 05/01/15 (C)	9,500	9,341

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Chelsea, School District, GO
4.000%, 05/01/17	$1,425	$1,528
Detroit, School District, School Building & Site Improvement Project, Ser A, GO
4.000%, 05/01/14	2,250	2,282
Detroit, Sewage Disposal System Revenue, Second Lien, Ser B, RB, NATL-RE FGIC
5.000%, 07/01/15	490	489
Howell, Public Schools, GO
4.000%, 05/01/16	1,120	1,199
Lakewood, Public Schools, PUTTERs, Ser 2624Z, GO, AGM
0.060%, 05/01/29 (A)	500	500
Livonia, Public Schools School District, School Building & Site Project, Ser I, GO, AGM
2.000%, 05/01/15	1,000	1,017
Michigan State, Building Authority, Facilities Program Project, Ser II, RB, AMBAC Callable 10/15/15 @ 100
5.000%, 10/15/17	6,550	7,103
Michigan State, Finance Authority, Oakwood Hospital Obligation Group Project, RB
3.000%, 11/01/13	1,000	1,004
Michigan State, Finance Authority, Ser C, RB
4.375%, 08/20/14	500	502
Michigan State, Finance Authority, Unemployment Obligations Project, RB Callable 07/01/14 @ 100
5.000%, 07/01/23	5,000	5,159
Michigan State, Hospital Finance Authority, RB
2.625%, 11/15/47 (A)	610	622
Michigan State, Hospital Finance Authority, Sub-Ser, RB
4.000%, 11/01/27 (A)	1,960	2,090
Michigan State, Public Power Agency, Combustion Turbine No. 1 Project, Ser A, RB, AGM
5.000%, 01/01/14	1,210	1,228
Michigan State, Strategic Fund, Dow Chemical Project, RB
6.250%, 06/01/14	1,845	1,911
Michigan State, Strategic Fund, Dow Chemical Project, Ser B2, RB
6.250%, 06/01/14	3,000	3,107

52	SEI Tax Exempt Trust / Annual Report / August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Taylor, Tax Increment Finance Authority, Ser A, TA, AGM
2.000%, 05/01/14	$400	$403
2.000%, 05/01/15	1,580	1,597
Wayne County, Airport Authority, Metropolitan Detroit Airport Project, Ser D, RB
3.000%, 12/01/13	1,665	1,676
Wayne County, Stadium Authority, RB
3.000%, 10/01/13	1,500	1,502
West Ottawa, Public Schools, Ser B, GO
3.000%, 05/01/14	2,580	2,621
3.000%, 05/01/15	2,450	2,540

		49,421

Minnesota — 0.6%
Minneapolis & St Paul, Metropolitan Airports Commission, Ser A, RB
1.849%, 01/01/17	1,000	987
Minnesota State, Public Facilities Authority, Ser C, RB
5.000%, 03/01/14	4,250	4,351
Northeast Metropolitan, Intermediate School District No. 916, Ser A, COP
2.000%, 02/01/16	610	620

		5,958

Mississippi — 0.5%
Mississippi State, Hospital Equipment & Facilities Authority, Baptist Health System Project, Ser A, RB
5.000%, 08/15/16	2,000	2,201
Prentiss County, Industrial Development Authority, Eastern Heidelberg Project, Ser A, RB Callable 09/03/13 @ 100
0.500%, 10/01/17 (A)(D)	2,500	2,500

		4,701

Missouri — 1.5%
Kansas City, Industrial Development Authority, Downtown Redevelopment District Project, Ser A, RB
3.000%, 09/01/14	1,200	1,227
Kansas City, Industrial Development Authority, NNSA National Security Project, RB
4.000%, 09/01/13	1,150	1,150
Missouri State, Development Finance Board, Independence Electric System Project, RB
2.000%, 06/01/14	350	353

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Missouri State, Health & Educational Facilities Authority, Drury University Project, Ser A, RB
2.000%, 04/25/14	$1,500	$1,512
Missouri State, Housing Development Commission, Shepard Apartments Project, Ser 3, RB
3.000%, 03/01/15	2,000	2,064
Northwest Missouri State University, RB
1.250%, 06/01/16	1,425	1,418
1.000%, 06/01/15	1,755	1,755
Platte County, Industrial Development Authority, I-29 & Tiffany Springs Parkway Project, RB
2.000%, 11/01/14	5,430	5,456

		14,935

Nebraska — 0.1%
Douglas County, Hospital Authority No. 2, Nebraska Medical Center Project, RB
5.000%, 11/15/13	1,030	1,039

Nevada — 1.4%
Deutsche Bank SPEARs/LIFERs Trust, Ser DB-663, GO, AMBAC Callable 06/15/17 @ 100
0.260%, 06/15/22 (A)	13,000	13,000
City of Reno, GO
3.000%, 06/01/15	1,495	1,545

		14,545

New Hampshire — 0.2%
New Hampshire State, Health & Education Facilities Authority, Dartmouth Hitchcock Project, RB
4.500%, 08/01/14	1,835	1,889

New Jersey — 11.7%
Allamuchy Township, TRAN
1.000%, 07/09/14	4,380	4,387
Borough of East Rutherford, TRAN
1.500%, 03/20/14	1,200	1,201
Borough of Freehold, TRAN
1.500%, 12/18/13	1,000	1,002
Borough of Paulsboro, Ser B, TRAN
1.000%, 07/09/14	2,185	2,188
Borough of Riverdale, BAN
1.400%, 09/27/13	2,650	2,650
Borough of Roselle, TRAN
1.000%, 03/13/14	4,060	4,065
1.000%, 05/06/14	6,334	6,343

SEI Tax Exempt Trust / Annual Report / August 31, 2013	53

SCHEDULE OF INVESTMENTS

Short Duration Municipal Fund (Continued)

August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Brick Township, Ser G, TRAN
1.250%, 12/20/13	$7,465	$7,480
Camden County, Improvement Authority, GO
3.000%, 09/01/14	910	935
Camden County, Improvement Authority, Ser A, RB
4.000%, 09/01/13	475	475
Camden, TRAN
1.250%, 03/31/14	2,000	2,002
Hudson County, GO
4.000%, 07/15/16	1,145	1,236
Kearny, TRAN
1.500%, 12/20/13	1,000	1,002
Linden, TRAN
1.250%, 05/06/14	2,000	2,007
Long Branch, BAN
1.500%, 02/14/14	1,210	1,213
Lyndhurst Township, TRAN
1.750%, 03/20/14	2,733	2,744
1.500%, 09/20/13	8,000	8,002
1.500%, 02/14/14	1,430	1,433
Montclair Township, TRAN
1.000%, 03/07/14	2,039	2,043
New Jersey State, Economic Development Authority, Ser E, RB Callable 08/01/15 @ 100
1.760%, 02/01/16 (A)	2,355	2,406
New Jersey State, Educational Facilities Authority, Rider University Project, Ser A, RB
5.000%, 07/01/14	1,000	1,031
New Jersey State, Educational Facilities Authority, Seton Hall University Project, RB
5.000%, 07/01/14	1,460	1,510
New Jersey State, Higher Education Student Assistance Authority, Ser 1A, RB Callable 12/01/19 @ 100
4.875%, 12/01/24	15,710	16,173
New Jersey State, Higher Education Student Assistance Authority, Ser 1A, RB
5.000%, 12/01/14	3,500	3,692
New Jersey State, Housing & Mortgage Finance Agency, Ser B, RB
1.500%, 05/01/15	1,500	1,500
1.250%, 05/01/14	4,675	4,679
New Jersey State, Sports & Exposition Authority, Ser B, RB
5.000%, 09/01/13 (B)	10	10
5.000%, 09/01/13	990	990

Description	Face Amount ($ Thousands)	Value ($ Thousands)
New Jersey State, Tobacco Settlement Financing Authority, RB Callable 06/01/17 @ 100
0.860%, 06/01/29 (A)	$12,000	$12,000
New Jersey Transit, Ser A, COP, AMBAC
5.500%, 09/15/15	1,875	2,033
5.250%, 09/15/14	1,300	1,362
Newark, Ser A, TRAN Callable 12/01/13 @ 100
1.500%, 02/20/14	6,000	6,008
Newark, Ser B, TRAN
1.500%, 06/26/14	2,667	2,679
Newark, Ser C, TRAN
1.500%, 06/26/14	2,650	2,662
Newark, Ser D, TRAN
2.000%, 12/11/13	5,000	5,009
Passaic County, GO
3.000%, 08/15/15	1,220	1,274

		117,426

New Mexico — 0.4%
Farmington, Pollution Control Revenue Authority, Southern California Edison Project, Ser A, RB
2.875%, 04/01/29 (A)	3,110	3,200
Taos County, Education Improvement Authority, RB
2.000%, 04/01/15	1,000	1,010

		4,210

New York — 9.1%
Binghamton, Ser A, TRAN
1.250%, 01/31/14	2,500	2,509
Hannibal, Central School District, GO, AGM
2.000%, 06/15/14	500	506
Metropolitan New York, Transportation Authority, Ser A, RB Callable 11/15/13 @ 100
0.250%, 11/15/41 (A)	2,500	2,495
Metropolitan New York, Transportation Authority, Ser B, RB Callable 05/01/14 @ 100
0.740%, 11/01/34 (A)	1,250	1,251
Metropolitan New York, Transportation Authority, Sub-Ser, RB Callable 05/01/15 @ 100
0.652%, 11/01/32 (A)	1,000	1,000
Monroe County, GO
5.000%, 03/01/14	1,500	1,532

54	SEI Tax Exempt Trust / Annual Report / August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Nassau County, Local Economic Assistance, South Nassau Communities Project, RB
4.000%, 07/01/15	$965	$1,013
Nassau County, Ser A, TRAN
2.000%, 02/05/14	1,120	1,128
Nassau County, Ser B, TRAN
2.000%, 09/30/13	1,500	1,502
New York City, Housing Development Authority, RB
1.150%, 11/01/17	3,000	2,925
New York City, Housing Development Authority, Ser B1B, RB Callable 12/01/14 @ 100
1.100%, 11/01/16	6,905	6,901
New York City, Housing Development Authority, Ser D2A, RB
1.150%, 11/01/15	3,000	3,000
New York City, Housing Development Authority, Ser F, RB Callable 11/01/14 @ 100
0.950%, 05/01/16	12,200	12,094
New York City, Ser C4, GO, AGM
0.710%, 10/01/27 (A)	350	350
New York State, Dormitory Authority, Ser B, RB
6.000%, 07/01/14	145	147
New York State, Energy Research & Development Authority, Keyspan Generation Project, Ser A, RB, AMBAC
0.500%, 10/01/28 (A)	825	825
New York State, Energy Research & Development Authority, RB, AMBAC
0.450%, 10/01/13 (A)	1,200	1,200
New York State, Housing Finance Agency, Affordable Housing Project, Ser 4, RB
0.900%, 11/01/13	3,810	3,812
New York State, Housing Finance Agency, Affordable Housing Project, Ser E, RB
1.050%, 05/01/16	1,000	991
New York State, Housing Finance Agency, Affordable Housing Project, Ser F, RB
0.950%, 05/01/16	3,000	2,995
New York State, Local Government Assistance Authority, Ser E, RB
6.000%, 04/01/14	1,100	1,137
New York, Sub-Ser J-8-R, GO Callable 10/01/15 @ 100
0.440%, 08/01/21 (A)	4,000	3,992

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Niagara Falls City, School District, TRAN
2.000%, 06/26/14	$12,200	$12,309
Oyster Bay, Ser A, GO
4.000%, 02/15/14	715	725
Oyster Bay, Ser A, TRAN
1.500%, 03/07/14	2,000	2,011
Phelps-Clifton Springs, Central School District, GO
3.000%, 06/15/14	300	306
Rockland County, Ser A, TRAN
2.250%, 03/14/14	2,000	2,010
Romulus, Central School District, TRAN
1.000%, 07/25/14	5,385	5,399
Suffolk County, Ser III, TAN
2.000%, 09/12/13	1,500	1,501
Suffolk County, TRAN
2.000%, 03/27/14	3,000	3,027
Utica, School District, GO
2.000%, 07/01/14	800	808
Village of Freeport, Ser C, TRAN
1.500%, 05/07/14	2,000	2,011
Wallkill, Ser B, TRAN
1.500%, 08/06/14	2,213	2,227
Westchester County, Health Care Revenue Authority, Senior Lien, Ser B, RB
5.000%, 11/01/14	1,500	1,565
Westmere, Fire District, TRAN
1.250%, 02/20/14	2,870	2,877
Yonkers, Ser D, GO
3.000%, 08/15/14	1,870	1,910

		91,991

North Carolina — 0.5%
North Carolina State, Capital Facilities Finance Agency, Ser A, RB
0.650%, 07/01/34 (A)	5,000	5,000

Ohio — 5.7%
American Municipal Power, Electric Systems Improvement, Bowling Green Project, RB
1.125%, 11/20/13	1,545	1,545
American Municipal Power, RB
1.250%, 06/26/14	2,495	2,498
Cleveland, Airport System Revenue Authority, Housing Revenue Authority, Ser A, RB
3.000%, 01/01/14	1,500	1,510
Cleveland, Airport System Revenue Authority, Ser A, RB, AMBAC
5.000%, 01/01/15	1,600	1,683

SEI Tax Exempt Trust / Annual Report / August 31, 2013	55

SCHEDULE OF INVESTMENTS

Short Duration Municipal Fund (Continued)

August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Cuyahoga County, Helen S Brown Apartments Project, RB
0.600%, 07/15/14	$4,700	$4,702
Deutsche Bank SPEARs/LIFERs Trust, Ser 619, RB
0.310%, 06/01/24 (A)	29,040	29,040
Lorain County, Port Authority, Kendal at Oberlin Project, RB
3.000%, 11/15/16	625	634
3.000%, 11/15/17	555	561
2.000%, 11/15/15	500	498
Ohio State, Higher Educational Facility Commission, Case Western Reserve University Project, RB
6.250%, 07/01/14	1,850	1,880
Ohio State, Solid Waste Revenue Authority, Republic Services Project, RB
0.600%, 11/01/35 (A)	4,000	4,000
Ohio State, Solid Waste Revenue Authority, Republic Services Project, AMT, RB
4.250%, 04/01/33 (A)	3,000	3,054
Ohio State, Water Development Authority, Waste Management Project, RB
2.250%, 07/01/21 (A)	3,450	3,396
Warren County, Otterbein Homes Project, Ser A, RB
3.000%, 07/01/14	2,340	2,375

		57,376

Oklahoma — 1.0%
Canadian County, Educational Facilities Authority, Mustang Public Schools Project, RB
3.500%, 09/01/17	1,065	1,130
McClain County, Economic Development Authority, Economic Development Project, RB
4.000%, 09/01/13	1,000	1,000
Muskogee, Industrial Trust, Muskogee Public Schools Project, RB
3.000%, 09/01/15	780	808
Tulsa County, Independent School District No. 1, Ser B, GO
1.000%, 11/01/13	5,350	5,357
Tulsa County, Industrial Education Authority, Broken Arrow Public Schools Project, RB
4.000%, 09/01/14	1,000	1,035
3.000%, 09/01/13	1,000	1,000

		10,330

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Oregon — 0.2%
Medford, Hospital Facilities Authority, Rogue Valley Manor Project, RB
2.000%, 10/01/14	$990	$994
Oregon State, Health & Science University, Ser A, RB
4.000%, 07/01/14	1,000	1,029

		2,023

Pennsylvania — 6.7%
Chester County, Industrial Development Authority, University Project, RB Callable 08/01/14 @ 100
1.600%, 02/01/15	7,900	7,939
Delaware County, Authority, Elwyn Project, RB
4.000%, 06/01/15	1,185	1,224
Downingtown Area, School District, GO Callable 09/03/13 @ 100
0.310%, 05/01/15 (A)	1,710	1,708
Erie, School District, TRAN
1.000%, 06/30/14	10,000	10,014
Fort Leboeuf, School District, GO
4.000%, 01/01/15	1,175	1,223
JPMorgan Chase PUTTERs, Ser 4015, RB
0.260%, 12/01/19 (A)	5,335	5,335
Lake Lehman, School District, GO
0.552%, 04/01/14 (C)	1,000	996
Lycoming County, Authority, Susquehanna Health System Project, Ser A, RB
5.000%, 07/01/15	1,000	1,060
Pennsylvania State, Department of General Services, COP, AGM
4.000%, 05/01/16	1,000	1,064
3.000%, 11/01/14	1,585	1,625
3.000%, 05/01/15	1,250	1,289
3.000%, 11/01/15	1,680	1,743
Pennsylvania State, Economic Development Financing Authority, Forum Place Project, RB
3.000%, 03/01/14	400	405
Pennsylvania State, Economic Development Financing Authority, Unemployment Compensation Revenue Project, RB Callable 07/01/16 @ 100
5.000%, 07/01/22	5,000	5,447

56	SEI Tax Exempt Trust / Annual Report / August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Pennsylvania State, Economic Development Financing Authority, Waste Management Project, RB
1.750%, 12/01/33 (A)	$3,000	$3,000
Pennsylvania State, Higher Educational Facilities Authority, AICUP Financing Program Mount Aloysius, RB
0.650%, 11/01/41 (A)	2,425	2,425
Pennsylvania State, Higher Educational Facilities Authority, Independent College Association, Ser I4, RB Callable 05/01/14 @ 100
0.450%, 11/01/31 (A)	1,000	1,000
Pennsylvania State, Public School Building Authority, Philadelphia School District Project, RB
5.000%, 04/01/15	1,000	1,062
5.000%, 04/01/16	2,000	2,174
5.000%, 04/01/17	1,500	1,647
Pennsylvania State, Turnpike Commission, Sub-Ser B, RB
5.000%, 06/01/14	1,000	1,034
Philadelphia, Authority for Industrial Development, American College of Physicians Project, RB
4.000%, 06/15/15	1,370	1,415
3.000%, 06/15/14	1,255	1,271
Philadelphia, Municipal Authority, Ser B, RB, AGM Callable 11/15/13 @ 100
5.250%, 11/15/16	1,955	1,971
Philadelphia, Redevelopment Authority, Transformation Initiative Project, RB
5.000%, 04/15/14	1,000	1,025
Philadelphia, School District, Ser C, GO
5.000%, 09/01/15	2,300	2,472
Pittsburgh & Allegheny County, Sports & Exhibition Authority, RB, AGM
4.000%, 02/01/14	3,050	3,087
Southcentral, General Authority, Hanover Hospital Project, RB
4.000%, 12/01/14	250	257
4.000%, 12/01/15	1,160	1,199
Tioga County, Industrial Development Authority, Mansfield Project, Ser C1, RB
3.000%, 03/01/14	1,000	1,008

		67,119

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Puerto Rico — 0.5%
Deutsche Bank SPEARs/LIFERs Trust, Ser DBE-1183, RB Callable 08/01/19 @ 100
0.400%, 08/01/43 (A)	$3,500	$3,500
Puerto Rico Commonwealth, Housing Finance Authority, Sub-Ser, RB
5.000%, 12/01/13	1,300	1,313

		4,813

Rhode Island — 0.2%
Providence, Housing Authority, Cathedral Square II Apartments Project, RB, GNMA Callable 01/01/14 @ 100
1.000%, 03/01/16	2,500	2,487

South Carolina — 0.4%
Jasper County, Jasper County School Project, RB Callable 10/04/13 @ 100
1.250%, 02/07/14	2,000	2,000
South Carolina State, Housing Finance & Development Authority, Parker at Cone Project, RB Callable 11/01/14 @ 100
0.800%, 05/01/15	2,250	2,246

		4,246

South Dakota — 0.2%
South Dakota State, Health & Educational Facilities Authority, Regional Health Project, RB
5.000%, 09/01/13	1,000	1,000
5.000%, 09/01/14	1,000	1,042

		2,042

Tennessee — 0.6%
Cleveland, Health & Educational Facilities Board, North Cleveland Towers Project, AMT, RB Callable 03/01/14 @ 100
0.700%, 03/01/16 (A)	3,000	3,000
Sullivan County, Health Educational & Housing Facilities Board, Wellmont Health Systems Project, RB, Radian
5.000%, 09/01/13	195	195
Tennessee State, Energy Acquisition, Ser A, RB
5.000%, 09/01/13	500	500
5.000%, 09/01/14	505	525
5.000%, 09/01/15	1,510	1,604

		5,824

SEI Tax Exempt Trust / Annual Report / August 31, 2013	57

SCHEDULE OF INVESTMENTS

Short Duration Municipal Fund (Continued)

August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Texas — 8.2%
Austin, Sub-Ser, SAB
2.516%, 12/01/15 (C)	$1,315	$1,252
2.516%, 12/01/15 (C)	5,590	5,322
2.820%, 12/01/16 (C)	3,000	2,765
Brazos, River Authority, Houston Industries Project, Ser D, RB, NATL-RE
4.900%, 10/01/15	500	530
Central Texas, Regional Mobility Authority, Ser B, RB Callable 07/01/15 @ 100
3.000%, 01/01/45 (A)	500	497
Dallas-Fort Worth, International Airport, Ser D, RB
5.000%, 11/01/16	1,000	1,121
5.000%, 11/01/17	2,000	2,279
Deutsche Bank SPEARs/LIFERs Trust, Ser DB-1149, RB Callable 08/15/23 @ 100
0.310%, 08/15/43 (A)	7,985	7,985
Dickinson, Independent School District, GO, PSF-GTD
1.500%, 08/01/37 (A)	2,400	2,430
Grand Parkway, Transportation Authority, Sub-Ser C, RB
2.000%, 10/01/17 (A)	23,500	23,656
Gulf Coast, Waste Disposal Authority, Bayport Area System Project, RB, AGM
4.000%, 10/01/16	400	434
3.000%, 10/01/15	250	261
Harris County, Cultural Education Facilities Finance, Baylor College of Medicine Project, Ser D, RB
4.000%, 11/15/13	1,000	1,007
Houston, Independent School District, GO,
2.500%, 06/01/30 (A)	5,600	5,774
Houston, Utility System Revenue Authority, Ser A, RB Callable 12/01/14 @ 100
0.610%, 05/15/34 (A)	1,100	1,102
North East, Independent School District, Ser A, GO
1.000%, 08/01/43 (A)	2,000	2,008
San Antonio, Public Service Board, RB
2.000%, 12/01/27 (A)	7,500	7,630
Texas State, Municipal Gas Acquisition & Supply I, Senior Lien, RB
5.000%, 12/15/16	1,655	1,801

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Texas State, Municipal Gas Acquisition & Supply II, RB
0.530%, 09/15/17 (A)	$845	$840
Texas State, Transportation Commission, Ser B, RB Callable 02/15/15 @ 100
1.250%, 08/15/42 (A)	2,000	2,000
Texas State, Transportation Commission, Ser B, RB Callable 09/03/13 @ 100
0.400%, 04/01/26 (A)	4,000	4,000
Trinity, Higher Educational Facilities Authority, St. Thomas University Project, RB
3.000%, 10/01/17	580	580
2.000%, 10/01/13	535	535
2.000%, 10/01/15	355	353
2.000%, 10/01/16	575	564
Waco, Educational Finance Authority, Baylor University Project, Ser A, RB Callable 09/03/13 @ 100
0.250%, 02/01/32 (A)	6,000	6,000

		82,726

Utah — 0.2%
Unified Fire Service Area, TRAN
1.500%, 12/20/13	2,000	2,005

Virginia — 2.5%
Caroline County, Industrial Development Authority, RB Callable 10/04/13 @ 100
4.000%, 08/01/16	1,820	1,822
Clarke County, Industrial Development Authority, Winchester Medical Center Project, RB, AGM Callable 09/03/13 @ 100
0.310%, 01/01/30 (A)	3,000	3,000
Henrico County, Economic Development Authority, Bon Secours Health Systems Project, RB
4.000%, 11/01/16	1,250	1,340
Virginia State, Small Business Financing Authority, Hampton Roads Project, RB Pre-Refunded @ 102
9.000%, 07/01/14 (E)	17,000	18,480

		24,642

58	SEI Tax Exempt Trust / Annual Report / August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Washington — 1.8%
Port of Seattle, AMT, RB
4.000%, 06/01/16	$500	$533
Vancouver, Downtown Redevelopment Authority, Conference Center Project, Ser A, RB, ACA Pre-Refunded @ 100
6.000%, 01/01/14 (E)	10,000	10,184
Washington State, Economic Development Finance Authority, Waste Management Project, RB
2.000%, 06/01/20 (A)	7,500	7,591

		18,308

Wisconsin — 0.7%
Wisconsin State, Health & Educational Facilities Authority, Aurora Health Care Project, Ser A, RB
4.000%, 07/15/15	460	483
Wisconsin State, Health & Educational Facilities Authority, Gunderson Lutheran Project, Ser A, RB
5.000%, 10/15/14	1,250	1,310
Wisconsin State, Health & Educational Facilities Authority, Hospital Sisters Services Project, RB
4.000%, 08/15/14	1,250	1,291
4.000%, 08/15/15	1,200	1,271
Wisconsin State, Health & Educational Facilities Authority, Howard Young Health Care Project, RB
4.000%, 08/15/14	875	893
4.000%, 08/15/15	600	622
Wisconsin State, Health & Educational Facilities Authority, Southwest Health Center Project, Ser A, RB Pre-Refunded @ 100
6.125%, 04/01/14 (E)	875	904

		6,774

Total Municipal Bonds (Cost $1,013,688) ($ Thousands)		1,011,890

Description	Face Amount ($ Thousands)	Value ($ Thousands)

CASH EQUIVALENT — 0.1%
SEI Tax Exempt Trust, Institutional Tax Free Fund, Cl A
0.020% †(F)	$1,436,807	$1,437

Total Cash Equivalent (Cost $1,437) ($ Thousands)		1,437

Total Investments — 100.6% (Cost $1,015,125) ($ Thousands)		$1,013,327

Percentages are based on Net Assets of $1,006,702 ($ Thousands).

†	Investment in Affiliated Security (see Note 2).

(A)	Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on August 31, 2013. The demand and interest rate reset feature gives this security a shorter effective maturity date.

(B)	Security is escrowed to maturity.

(C)	Zero coupon security. The rate shown on the schedule of investments represents the security’s effective yield at the time of purchase.

(D)	Securities are held in connection with a letter of credit issued by a major bank.

(E)	Pre-Refunded Securities —The maturity date shown is the pre-refunded date.

(F)	Rate shown is the 7-day effective yield as of August 31, 2013.

ACA — American Capital Access

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

AMT — Alternative Minimum Tax (subject to)

BAN — Bond Anticipation Note

Cl — Class

COP — Certificate of Participation

FGIC — Financial Guaranty Insurance Company

FHLMC — Federal Home Loan Mortgage Corporation

GNMA — Government National Mortgage Association

GO — General Obligation

LLC — Limited Liability Company

NATL — National Public Finance Guarantee Corporation

PSF-GTD — Texas Public School Fund Guarantee

Radian — Radian Asset Assurance

RB — Revenue Bond

RE — Reinsurance provided by the aforementioned guarantor.

SAB — Special Assessment Bond

Ser — Series

TA — Tax Allocation

TAN — Tax Anticipation Note

TRAN — Tax and Revenue Anticipation Note

XLCA — XL Capital Assurance

The following is a summary of the inputs used as of August 31, 2013, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$1,011,890	$—	$1,011,890
Cash Equivalent	1,437	—	—	1,437

Total Investments in Securities	$1,437	$1,011,890	$—	$1,013,327

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

SEI Tax Exempt Trust / Annual Report / August 31, 2013	59

SCHEDULE OF INVESTMENTS

California Municipal Bond Fund

August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 96.4%

California — 95.8%
ABAG, Finance Authority for Nonprofit, Casa de las Campanas Project, RB Callable 09/01/20 @ 100
5.250%, 09/01/24	$3,060	$3,240
Alameda Corridor, Transportation Authority, Ser A, RB
5.000%, 10/01/23	2,160	2,406
California State University, Systemwide Project, Ser A, RB
5.000%, 11/01/17	2,000	2,299
California State University, Systemwide Project, Ser A, RB Callable 05/01/19 @ 100
5.250%, 11/01/21	2,000	2,236
California State University, Systemwide Project, Ser A, RB, AGM
5.000%, 11/01/16	1,235	1,395
California State, Communities Development Authority, Health Facilities-Adventist Health Project, Ser A, RB
5.000%, 03/01/15	1,385	1,469
California State, Communities Development Authority, Kaiser Permanente Project, Ser A, RB
5.000%, 04/01/19	3,000	3,438
California State, Communities Development Authority, Redlands Community Hospital Project, Ser A, RB, Radian
5.000%, 04/01/14	1,000	1,017
California State, Department of Water Resources & Power, Ser L, RB
5.000%, 05/01/19	2,000	2,326

Description	Face Amount ($ Thousands)	Value ($ Thousands)

California State, Department of Water Resources, Power Supply Project, Ser H, RB Callable 05/01/18 @ 100
5.000%, 05/01/22	$3,000	$3,356
California State, Department of Water Resources, Ser L, RB
5.000%, 05/01/16	1,000	1,114
California State, Eastern Municipal Water & Sewer District, Ser A, RB
5.000%, 07/01/18	700	810
California State, Economic Recovery Ser A, GO
5.000%, 07/01/16	2,775	3,107
5.000%, 07/01/18	1,175	1,366

California State, Educational Facilities Authority, Pepperdine University Project, RB
5.000%, 09/01/20	225	255
5.000%, 09/01/21	325	370
5.000%, 09/01/22	800	908
California State, Educational Facilities Authority, Pepperdine University Project, RB Callable 09/01/22 @ 100
5.000%, 09/01/25	785	867
California State, Educational Facilities Authority, Santa Clara University Project, RB, AMBAC
5.250%, 09/01/19	1,250	1,446
California State, Educational Facilities Authority, Occidental College Project, Ser A, RB
4.000%, 10/01/20	505	545
4.000%, 10/01/21	500	532
California State, GO Callable 11/01/20 @ 100
5.000%, 11/01/24	1,650	1,788
California State, GO Callable 09/01/22 @ 100
5.000%, 09/01/25	5,400	5,868
California State, GO
5.250%, 02/01/18	2,000	2,317
California State, GO Callable 03/01/16 @ 100
5.000%, 03/01/20	5,000	5,395
California State, GO Callable 09/01/21 @ 100
5.250%, 09/01/23	5,000	5,654
California State, Health Facilities Financing Authority, Chinese Hospital Association Project, RB Callable 06/01/22 @ 100
5.000%, 06/01/25	400	421
5.000%, 06/01/26	350	360

60	SEI Tax Exempt Trust / Annual Report / August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)

California State, Health Facilities Financing Authority, Episcopal Home Project, Ser B, RB
5.100%, 02/01/19 (A)	$1,040	$1,148
California State, Health Facilities Financing Authority, Ser A, RB
5.000%, 03/01/22	1,200	1,328
California State, Health Facilities Financing Authority, Sutter Health Project, Ser A, RB Callable 08/15/18 @ 100
5.250%, 08/15/22	3,600	4,029
California State, Municipal Finance Authority, Pilgrim Place Claremont Project, Ser A, RB Callable 05/15/19 @ 100
5.500%, 05/15/21	1,295	1,393
California State, Municipal Finance Authority, Pilgrim Place Claremont Project, Ser A, RB
5.000%, 05/15/19	1,500	1,643
California State, Public Works Board, Department of General Services Project, Ser A, RB, AGM Callable 04/01/16 @ 100
5.000%, 04/01/17	1,560	1,708
Callable 10/01/19 @ 100
5.250%, 10/01/22	5,000	5,591
California State, Various Purposes, GO Callable 03/01/20 @ 100
5.000%, 03/01/22	1,000	1,105
California State, Various Purposes, GO
5.250%, 10/01/22	3,000	3,478
5.000%, 03/01/15	7,000	7,480
Contra Costa, Transportation Authority, Ser B, RB Callable 03/01/20 @ 100
5.000%, 03/01/22	1,750	1,980
5.000%, 03/01/23	1,265	1,422
Contra Costa, Water District, Ser R, RB
5.000%, 10/01/18	500	579
Golden West Schools, Financing Authority, Placentia-Yorba Linda University Project, RB, AMBAC
5.500%, 08/01/21	1,500	1,738
Imperial, Irrigation District & Electric Authority, RB
5.000%, 11/01/15	1,000	1,092
Imperial, Irrigation District & Electric Authority, Ser A, RB
5.000%, 11/01/19	1,020	1,174

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Kern, High School District, GO Callable 08/01/23 @ 100
5.000%, 08/01/24	$2,000	$2,203
Kern, High School District, GO Callable 08/01/22 @ 100
5.000%, 08/01/26	1,000	1,054
Long Beach, Bond Finance Authority, Aquarium Pacific Project, RB Callable 11/01/21 @ 100
5.000%, 11/01/26	1,000	1,038
Long Beach, Community College District, Ser B, GO Callable 08/01/22 @ 100
5.000%, 08/01/25	2,000	2,207
Long Beach, Harbor Revenue Authority, Ser B, RB
5.000%, 05/15/20	2,000	2,313
Long Beach, Unified School District, Election 2008, Ser A, GO Callable 08/01/19 @ 100
5.250%, 08/01/21	2,000	2,277
Los Angeles County, Metropolitan Transportation Authority, RB
5.000%, 07/01/20	4,500	5,266
Los Angeles County, Metropolitan Transportation Authority, Ser D, RB
5.000%, 07/01/18	1,500	1,732
Los Angeles, Community College District, Election 2001, Ser A, GO, AGM Callable 08/01/15 @ 100
5.000%, 08/01/20	1,500	1,616
Los Angeles, Department of Airports, Los Angeles International Airport Project, Ser C, RB
5.000%, 05/15/17	1,200	1,355
Los Angeles, Department of Water & Power, Power System Project, Ser B, RB
5.000%, 07/01/20	2,200	2,567
Los Angeles, Department of Water & Power, Ser C, RB Callable 07/01/22 @ 100
5.000%, 07/01/23	750	862
Los Angeles, Wastewater System Revenue, Ser B, RB Callable 06/01/22 @ 100
5.000%, 06/01/24	2,500	2,804
Manteca, Water Revenue Authority, RB Callable 07/01/22 @ 100
5.000%, 07/01/24	1,500	1,654
North Orange County, Community College District, GO, NATL Pre-Refunded @ 100
5.000%, 08/01/15 (B)	1,770	1,923

SEI Tax Exempt Trust / Annual Report / August 31, 2013	61

SCHEDULE OF INVESTMENTS

California Municipal Bond Fund (Continued)

August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Orange County, Transportation Authority, Expresslanes Project, RB
5.000%, 08/15/18	$300	$344
Palo Alto, Unified School District, GO, AGM Callable 08/01/15 @ 100
5.000%, 08/01/16	1,195	1,291
San Diego County, Regional Transportation Commission, Ser A, RB Callable 04/01/22 @ 100
5.000%, 04/01/24	2,000	2,247
San Diego County, Regional Transportation Commission, Ser A, RB
5.000%, 04/01/22	1,500	1,729
San Diego County, Water Authority, Ser A, RB Callable 05/01/21 @ 100
5.000%, 05/01/23	5,000	5,628
San Diego County, Water Authority, Ser A, RB
5.000%, 05/01/21	1,395	1,618
San Diego, Community College District, GO
5.000%, 08/01/20	1,625	1,910
San Diego, Public Facilities Financing Authority, Ser B, RB Callable 05/15/19 @ 100
5.000%, 05/15/22	3,660	4,048
5.000%, 05/15/24	1,000	1,074
San Diego, Redevelopment Agency, Centre City Redevelopment Project, Ser A, TA, XLCA
5.000%, 09/01/13	1,300	1,300
San Francisco Bay Area, Toll Authority, RB Callable 04/01/22 @ 100
5.000%, 04/01/25	2,000	2,197
5.000%, 04/01/26	1,425	1,544
San Francisco Bay Area, Toll Authority, Ser F, RB Pre-Refunded @ 100
5.000%, 04/01/17 (B)	2,000	2,278
San Francisco Bay Area, Water Supply & Conservation Agency, Ser A, RB
5.000%, 10/01/22	2,000	2,326
San Francisco City & County, Public Utilities Commission, Ser A, RB Callable 05/01/20 @ 100
5.000%, 11/01/20	1,075	1,239

Description	Face Amount ($ Thousands)	Value ($ Thousands)

San Francisco City & County, Public Utilities Commission, Ser B, RB Callable 10/01/22 @ 100
5.000%, 10/01/26	$2,000	$2,178
San Francisco City & County, Public Utilities Commission, Ser D, RB Callable 11/01/21 @ 100
5.000%, 11/01/22	1,000	1,142
San Francisco City & County, Ser A, COP
5.000%, 10/01/18	2,000	2,257
San Francisco City & County, Ser R1, GO
5.000%, 06/15/18	810	937
Santa Clara County, Fremont Union High School District, GO, NATL- RE FGIC Callable 09/01/15 @ 100
5.000%, 09/01/20	2,000	2,137
Santa Clara Valley, Transportation Authority, Ser A, RB Callable 06/01/21 @ 100
5.000%, 06/01/23	1,000	1,121
Santa Monica-Malibu, Unified School District, GO Callable 08/01/23 @ 100
5.000%, 08/01/24	1,055	1,202
Sonoma County, Junior College District, GO
5.000%, 08/01/21	2,100	2,432
Sonoma-Marin, Area Rail Transit District, Ser A, RB
5.000%, 03/01/20	750	865
Sonoma-Marin, Area Rail Transit District, Ser A, RB Callable 03/01/22 @ 100
5.000%, 03/01/23	725	806
South San Francisco, Unified School District, RB, NATL
5.000%, 09/15/17	1,070	1,222
Southern California, Metropolitan Water District, Ser B, RB
5.000%, 07/01/19	1,000	1,169
Southern California, Metropolitan Water District, Ser B-3, RB, NATL Pre-Refunded @ 100
5.000%, 10/01/14 (B)	4,160	4,374
Southern California, Metropolitan Water District, Ser C, RB
5.000%, 07/01/21	2,245	2,615
Southern California, Public Power Authority, Power Project, Ser A, RB, AGM
5.000%, 01/01/15	1,750	1,854

62	SEI Tax Exempt Trust / Annual Report / August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Turlock, Public Financing Authority, RB Callable 05/01/18 @ 100
4.000%, 05/01/23	$2,105	$2,036
University of California, Regents Medical Center Project, Ser A, RB, NATL Callable 05/15/15 @ 101
5.000%, 05/15/16	1,000	1,082
University of California, Ser E, RB
5.000%, 05/15/18	3,000	3,459
University of California, Ser K, RB, NATL Callable 05/15/15 @ 101
5.000%, 05/15/20	5,790	6,234
Upland, Community Redevelopment Agency, TA, AGM
4.000%, 09/01/18	1,000	1,079
Val Verde, Unified School District, COP, FGIC Pre-Refunded @ 100
5.250%, 01/01/15 (B)	1,500	1,595
Ventura County, Community College District, GO
5.000%, 08/01/16	500	558
Whittier, Union High School District, GO, NATL Callable 08/01/15 @ 100
5.000%, 08/01/20	1,485	1,573

		198,764

Puerto Rico — 0.6%
Puerto Rico Commonwealth, Highway & Transportation Authority, Ser K, RB Pre-Refunded @ 100
5.000%, 07/01/15 (B)	1,210	1,311

Total Municipal Bonds (Cost $198,034) ($ Thousands)		200,075

TAX EXEMPT CORPORATE BOND — 1.0%

California — 1.0%
San Manuel, Entertainment Authority Callable 12/01/13 @ 102
4.500%, 12/01/16	2,000	2,045

Total Tax Exempt Corporate Bond (Cost $2,000) ($ Thousands)		2,045

Description	Shares	Value ($ Thousands)

CASH EQUIVALENT — 1.2%
SEI Tax Exempt Trust, Institutional Tax Free Fund, Cl A 0.020% †(C)	2,545,802	$2,546

Total Cash Equivalent (Cost $2,546) ($ Thousands)		2,546

Total Investments — 98.6% (Cost $202,580) ($ Thousands)		$204,666

Percentages are based on Net Assets of $207,529 ($ Thousands).

†	Investment in Affiliated Security (see Note 2).

(A)	Security is escrowed to maturity.

(B)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

(C)	Rate shown is the 7-day effective yield as of August 31, 2013.

ABAG — Association of Bay Area Governments

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

Cl — Class

COP — Certificate of Participation

FGIC — Financial Guaranty Insurance Company

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

Radian — Radian Asset Assurance

RB — Revenue Bond

RE — Reinsurance provided by the aforementioned guarantor.

Ser — Series

TA — Tax Allocation

XLCA — XL Capital Assurance

The following is a summary of the inputs used as of August 31, 2013, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$200,075	$—	$200,075
Tax Exempt Corporate Bond	—	2,045	—	2,045
Cash Equivalent	2,546	—	—	2,546

Total Investments in Securities	$2,546	$202,120	$—	$204,666

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

SEI Tax Exempt Trust / Annual Report / August 31, 2013	63

SCHEDULE OF INVESTMENTS

Massachusetts Municipal Bond Fund

August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 98.5%

Guam — 0.7%
Territory of Guam, Ser A, RB
5.000%, 01/01/18	$250	$277

Massachusetts — 94.6%
Beverly, Municipal Purpose Loan, GO Callable 01/15/20 @ 100
5.000%, 01/15/22	500	561
Boston, Ser A, GO
5.000%, 03/01/23	1,000	1,169
Cambridge, GO
5.000%, 01/01/20	300	350
Fall River, GO, AGM Callable 10/04/13 @ 101
5.250%, 02/01/15	95	96
Massachusetts Bay, Transportation Authority, General Transportation System Project, Ser A, RB, FGIC
7.000%, 03/01/21	430	512
Massachusetts Bay, Transportation Authority, RB
5.875%, 03/01/15	95	100
Massachusetts Bay, Transportation Authority, Ser A, RB
5.250%, 07/01/30	500	539
5.000%, 07/01/22	500	578
Massachusetts Bay, Transportation Authority, Ser B, RB
5.250%, 07/01/21	1,000	1,173
Massachusetts Bay, Transportation Authority, Ser C, RB
5.500%, 07/01/18	485	572
5.250%, 07/01/21	800	939
Massachusetts Bay, Transportation Authority, Ser D, RB
5.000%, 07/01/17 (A)	200	229
Massachusetts State, Clean Energy Cooperative, Municipal Lighting Plant Cooperative, RB
5.000%, 07/01/23	500	563
Massachusetts State, College Building Authority, Ser A, RB
5.000%, 05/01/22	1,000	1,143

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Massachusetts State, College Building Authority, Ser B, RB Callable 05/01/20 @ 100
5.000%, 05/01/22	$540	$621
Massachusetts State, Development Finance Agency, Babson College Project, Ser A, RB, NATL
5.000%, 10/01/17	500	554
Massachusetts State, Development Finance Agency, Boston College Project, Ser P, RB Callable 07/01/17 @ 100
5.000%, 07/01/19	250	279
Massachusetts State, Development Finance Agency, Boston College Project, Ser R1, RB
5.000%, 07/01/17	485	550
Massachusetts State, Development Finance Agency, Boston College Project, Ser S, RB Callable 07/01/23 @ 100
5.000%, 07/01/24	1,000	1,127
Massachusetts State, Development Finance Agency, Brandeis University Project, Ser O1, RB Callable 10/01/19 @ 100
5.000%, 10/01/22	500	543
Massachusetts State, Development Finance Agency, College Holy Cross Project, Ser B, RB, AMBAC Callable 09/01/17 @ 100
5.000%, 09/01/18	250	283
Massachusetts State, Development Finance Agency, Massachusetts College of Pharmacy Allied Health Project, RB
4.000%, 07/01/18	150	164
Massachusetts State, Development Finance Agency, Partners Health Care System Project, Ser K6, RB
5.000%, 07/01/16	500	555
Massachusetts State, Development Finance Agency, Partners Health Care Systems Project, Ser L, RB
5.000%, 07/01/20	500	570
Massachusetts State, Development Finance Agency, Phillips Academy Project, RB
5.000%, 09/01/18	250	292
Massachusetts State, Development Finance Agency, Tufts Medical Center Project, Ser I, RB
5.000%, 01/01/19	300	323

64	SEI Tax Exempt Trust / Annual Report / August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Massachusetts State, Development Finance Agency, Visual & Performing Arts Project, RB
5.750%, 08/01/14	$500	$525
Massachusetts State, Development Finance Agency, Whitehead Institute for Biomedical Research Project, RB
5.000%, 06/01/18	500	577
Massachusetts State, Educational Financing Authority, Ser A, RB
5.500%, 01/01/17	500	560
Massachusetts State, Educational Financing Authority, Ser J, AMT, RB
5.000%, 07/01/20	500	523
Massachusetts State, Educational Financing Authority, Ser K AMT, RB
5.000%, 07/01/22	500	514
Massachusetts State, Health & Educational Facilities Authority, Eye & Ear Infirmary Project, Ser C, RB
5.000%, 07/01/18	500	537
Massachusetts State, Health & Educational Facilities Authority, Harvard University Project, Ser A, RB Callable 11/15/18 @ 100
5.250%, 11/15/21	500	577
Massachusetts State, Health & Educational Facilities Authority, Harvard University Project, Ser A, RB Callable 12/15/19 @ 100
5.000%, 12/15/24	500	559
Massachusetts State, Health & Educational Facilities Authority, Lahey Clinic Medical Center Project, Ser C, RB, NATL-RE FGIC
5.000%, 08/15/15	1,070	1,156
Massachusetts State, Health & Educational Facilities Authority, Massachusetts Institute of Technology Project, Ser K, RB
5.500%, 07/01/22	250	304
Massachusetts State, Health & Educational Facilities Authority, Massachusetts Institute of Technology Project, Ser M, RB
5.250%, 07/01/29	500	575
Massachusetts State, Health & Educational Facilities Authority, Northeastern University Project, Ser A, RB
5.000%, 10/01/17	500	565

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Massachusetts State, Health & Educational Facilities Authority, Partners Health Care System Project, Ser G, RB Callable 07/01/17 @ 100
5.000%, 07/01/18	$200	$224
Massachusetts State, Health & Educational Facilities Authority, Partners Health Care Project, RB
5.000%, 07/01/19	250	286
Massachusetts State, Health & Educational Facilities Authority, Suffolk University Project, Ser A, RB Callable 07/01/19 @ 100
6.000%, 07/01/24	500	540
Massachusetts State, Port Authority, Bosfuel Project, AMT, RB, NATL-RE FGIC
5.000%, 07/01/16	750	821
Massachusetts State, Port Authority, Ser B, RB Callable 07/01/20 @ 100
5.000%, 07/01/21	500	577
Massachusetts State, School Building Authority, School Building Project, Ser A, RB, AMBAC
5.000%, 08/15/17	500	572
Massachusetts State, School Building Authority, Ser A, RB
5.000%, 05/15/17	500	569
5.000%, 08/15/21	1,000	1,158
5.000%, 05/15/23	1,000	1,155
Massachusetts State, School Building Authority, Ser A, RB Callable 08/15/22 @ 100
5.000%, 08/15/23	1,000	1,137
Massachusetts State, School Building Authority, Ser B, RB
5.000%, 10/15/21	210	243
Massachusetts State, Ser A, GO, AGM
5.250%, 08/01/20	500	590
Massachusetts State, Ser B, GO
5.250%, 08/01/22	500	589
5.250%, 08/01/23	250	294
5.000%, 08/01/23	500	578
Massachusetts State, Ser B, GO, AGM
5.250%, 09/01/21	500	590
Massachusetts State, Ser B, GO, NATL
5.250%, 08/01/22	1,000	1,177
Massachusetts State, Ser C, GO, NATL
5.500%, 12/01/20	750	899
Massachusetts State, Ser D, GO
5.500%, 10/01/16	200	228
5.500%, 11/01/19	1,150	1,375

SEI Tax Exempt Trust / Annual Report / August 31, 2013	65

SCHEDULE OF INVESTMENTS

Massachusetts Municipal Bond Fund (Concluded)

August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Massachusetts State, Water Pollution Abatement Trust, MWRA Program, Ser A, RB
6.000%, 08/01/19	$500	$613
Massachusetts State, Water Pollution Abatement Trust, Pool Program, Ser A, RB
5.250%, 08/01/19	450	533
Massachusetts State, Water Pollution Abatement Trust, State Revolving Fund, Ser 14, RB
5.000%, 08/01/19	1,000	1,169
Massachusetts State, Water Resources Authority, Ser B, RB, AGM
5.250%, 08/01/23	500	587
Massachusetts State, Water Resources Authority, Ser J, RB, AGM
5.250%, 08/01/18	500	584
Metropolitan Boston, Transit Parking Authority, RB Callable 07/01/21 @ 100
5.000%, 07/01/22	500	563
University of Massachusetts, Building Authority, Ser 1, RB
5.000%, 11/01/20	500	583

		39,591

Puerto Rico — 3.2%
Puerto Rico Commonwealth, Electric Power Authority, Ser LL, RB, NATL
5.500%, 07/01/18	250	256
Puerto Rico Commonwealth, Electric Power Authority, Ser QQ, RB, XLCA
5.500%, 07/01/16	250	263
Puerto Rico Commonwealth, Highway & Transportation Authority, Ser Y, RB, NATL
6.250%, 07/01/14	5	5
6.250%, 07/01/14 (A)	45	47
Puerto Rico Commonwealth, Infrastructure Financing Authority, Special Tax, Ser C, RB, AMBAC
5.500%, 07/01/16	250	258
Puerto Rico Commonwealth, Sales Tax Financing, Ser A, RB Callable 08/01/19 @ 100
5.500%, 08/01/21	500	510

		1,339

Total Municipal Bonds (Cost $40,266) ($ Thousands)		41,207

Description	Face Amount ($ Thousands)	Value ($ Thousands)

CASH EQUIVALENT — 0.7%
SEI Tax Exempt Trust, Institutional Tax Free Fund, Cl A 0.020% †(B)	$289,206	$289

Total Cash Equivalent (Cost $289) ($ Thousands)		289

Total Investments — 99.2% (Cost $40,555) ($ Thousands)		$41,496

Percentages are based on Net Assets of $41,827 ($ Thousands).

†	Investment in Affiliated Security (see Note 2).

(A)	Security is escrowed to maturity.

(B)	Rate shown is the 7-day effective yield as of August 31, 2013.

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

AMT — Alternative Minimum Tax (subject to)

Cl — Class

FGIC — Financial Guaranty Insurance Company

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

RB — Revenue Bond

RE — Reinsurance provided by the aforementioned guarantor.

Ser — Series

XLCA — XL Capital Assurance

The following is a summary of the inputs used as of August 31, 2013, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$41,207	$—	$41,207
Cash Equivalent	289	—	—	289

Total Investments in Securities	$289	$41,207	$—	$41,496

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

66	SEI Tax Exempt Trust / Annual Report / August 31, 2013

SCHEDULE OF INVESTMENTS

New Jersey Municipal Bond Fund

August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 95.3%

New Jersey — 87.6%
Brick Township, General Improvement Project, GO
4.000%, 08/15/19	$1,230	$1,340
Burlington County, Bridge Commission, Governmental Loan Program, RB Callable 10/04/13 @ 100
5.000%, 10/15/13	20	20
Burlington County, Bridge Commission, RB
5.000%, 10/01/20	1,200	1,383
Camden County, Municipal Utilities Authority, County Agreement Project, Ser B, RB, NATL-RE FGIC
5.000%, 07/15/15	1,750	1,896
Freehold, Regional High School District, GO, NATL-RE FGIC
5.000%, 03/01/15	1,280	1,362
Garden State, Preservation Trust, Ser A, RB
5.000%, 11/01/18	985	1,142
4.000%, 11/01/21	2,500	2,706
Garden State, Preservation Trust, Ser C, RB, AGM
5.125%, 11/01/16	1,000	1,129
Gloucester County, Improvement Authority, Ser A, RB
5.000%, 07/15/23	1,000	1,104
4.000%, 09/01/18	460	504
Lacey, Municipal Utilities Authority, RB, AMBAC Callable 12/01/17 @ 100
5.000%, 12/01/19	550	601
Matawan-Aberdeen, Regional School District, GO Callable 09/15/21 @ 100
5.000%, 09/15/23	500	549
Monmouth County, Improvement Authority, Governmental Pooled Loan, RB
5.000%, 01/15/18	700	796
4.000%, 12/01/16	1,640	1,805

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Monmouth County, Improvement Authority, Governmental Pooled Loan, Ser A, RB
5.000%, 08/01/22	$1,065	$1,234
Montgomery Township, Board of Education government Pooled Loan, GO
5.000%, 08/01/18	800	918
New Jersey State, Economic Development Authority, Motor Vehicle Surcharges Project, Ser A, RB, NATL Callable 07/01/14 @ 100
5.250%, 07/01/15	2,000	2,080
New Jersey State, Economic Development Authority, School Facilities Construction Project, Ser DD-1, RB
5.000%, 12/15/17	1,000	1,142
New Jersey State, Economic Development Authority, School Facilities Construction Project, Ser K, RB, AMBAC Callable 12/15/15 @ 100
5.250%, 12/15/16	1,485	1,631
New Jersey State, Educational Facilities Authority, College of New Jersey Project, Ser D, RB, AGM Callable 07/01/18 @ 100
5.000%, 07/01/23	3,195	3,437
New Jersey State, Educational Facilities Authority, Princeton University Project, Ser E, RB
5.000%, 07/01/15	2,500	2,706
New Jersey State, Educational Facilities Authority, Princeton University Project, Ser K, RB
5.250%, 07/01/18	700	821
New Jersey State, Educational Facilities Authority, Ramapo College Project, Ser I, RB, AMBAC Callable 07/01/17 @ 100
5.000%, 07/01/18	1,620	1,781
New Jersey State, Environmental Infrastructure Trust, RB
5.250%, 09/01/21 (A)	25	30
5.250%, 09/01/21	975	1,151
New Jersey State, Environmental Infrastructure Trust, Ser A, RB
5.250%, 09/01/21	1,000	1,177
5.000%, 09/01/20	1,220	1,424
New Jersey State, Environmental Infrastructure Trust, Ser AR, RB
4.000%, 09/01/24	1,000	1,044

SEI Tax Exempt Trust / Annual Report / August 31, 2013	67

SCHEDULE OF INVESTMENTS

New Jersey Municipal Bond Fund (Concluded)

August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New Jersey State, Environmental Infrastructure Trust, Ser B, RB
5.000%, 09/01/18	$2,100	$2,436
New Jersey State, GO
5.250%, 08/01/21	2,000	2,331
New Jersey State, Health Care Facilities Financing Authority, Atlanticare Regional Medical Center Project, RB Callable 07/01/17 @ 100
5.000%, 07/01/21	2,000	2,138
New Jersey State, Health Care Facilities Financing Authority, Barnabas Health Project, Ser A, RB Callable 07/01/22 @ 100
5.000%, 07/01/25	1,000	1,024
New Jersey State, Health Care Facilities Financing Authority, Children’s Specialized Hospital Project, Ser A, RB
5.000%, 07/01/14	260	266
New Jersey State, Health Care Facilities Financing Authority, Children’s Specialized Hospital Project, Ser A, RB Callable 07/01/15 @ 100
5.000%, 07/01/18	200	204
New Jersey State, Health Care Facilities Financing Authority, Kennedy Health Systems Project, RB
5.000%, 07/01/20	2,040	2,263
New Jersey State, Health Care Facilities Financing Authority, South Jersey Hospital Project, RB Callable 07/01/16 @ 100
5.000%, 07/01/17	1,875	2,006
New Jersey State, Institute of Technology, Ser A, RB Callable 07/01/22 @ 100
5.000%, 07/01/25	500	551
5.000%, 07/01/26	400	435
5.000%, 07/01/27	500	538
New Jersey State, Ser H, GO, AGM
5.250%, 07/01/15	1,485	1,613
New Jersey State, Ser Q, GO
5.000%, 08/15/20	1,295	1,495
New Jersey State, Transportation Trust Fund Authority, Transportation Systems Project, Ser A, RB
5.500%, 12/15/21	2,500	2,897
New Jersey State, Transportation Trust Fund Authority, Transportation Systems Project, Ser A, RB, AGM
5.500%, 12/15/16	3,000	3,423

Description	Face Amount ($ Thousands)	Value ($ Thousands)

New Jersey State, Transportation Trust Fund Authority, Transportation Systems Project, Ser A, RB, NATL
5.250%, 12/15/21 (A)	$15	$18
5.250%, 12/15/21	1,600	1,829
New Jersey State, Transportation Trust Fund Authority, Transportation Systems Project, Ser D, RB, AMBAC Pre-Refunded @ 100
5.000%, 06/15/15 (B)	2,115	2,285
New Jersey State, Turnpike Authority, Ser H, RB Callable 01/01/19 @ 100
5.000%, 01/01/20	1,000	1,117
Ocean County, GO
4.000%, 08/01/19	710	787
Passaic County, GO
3.000%, 08/15/16	1,000	1,056
Rutgers University, Ser F, RB Callable 05/01/19 @ 100
5.000%, 05/01/21	1,040	1,170
5.000%, 05/01/22	1,000	1,114
South Jersey, Transportation Authority, Ser A1, RB
4.000%, 11/01/17	1,000	1,085
West Windsor Plainsboro, Regional School District, GO, AGM
5.000%, 09/15/16	1,075	1,203
5.000%, 09/15/17	635	724

		72,921

New York — 4.1%
New York & New Jersey, Port Authority, Ser 148th, RB, AGM Callable 08/15/17 @ 100
5.000%, 08/15/19	3,000	3,382

Pennsylvania — 3.0%
Delaware River, Joint Toll Bridge Commission, Ser A, RB, NATL
5.500%, 07/01/18	1,500	1,714
5.000%, 07/01/16	730	806

		2,520

Puerto Rico — 0.6%
Puerto Rico Commonwealth, Public Improvement Project, Ser A, GO Pre-Refunded @ 100
5.000%, 07/01/14 (B)	470	489

Total Municipal Bonds (Cost $77,365) ($ Thousands)		79,312

68	SEI Tax Exempt Trust / Annual Report / August 31, 2013

Description	Shares ($ Thousands)	Value ($ Thousands)

CASH EQUIVALENT — 3.9%
SEI Tax Exempt Trust, Institutional Tax Free Fund, Cl A 0.020% †(C)	3,214,596	$3,215

Total Cash Equivalent (Cost $3,215) ($ Thousands)		3,215

Total Investments — 99.2% (Cost $80,580) ($ Thousands)		$82,527

Percentages are based on Net Assets of $83,263 ($ Thousands).

†	Investment in Affiliated Security (see Note 2).

(A)	Security is escrowed to maturity.

(B)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

(C)	Rate shown is the 7-day effective yield as of August 31, 2013.

AGM	— Assured Guaranty Municipal

AMBAC	— American Municipal Bond Assurance Corporation

Cl	— Class

FGIC	— Financial Guaranty Insurance Company

GO	— General Obligation

NATL	— National Public Finance Guarantee Corporation

RB	— Revenue Bond

RE	— Reinsurance provided by the aforementioned guarantor.

Ser	— Series

The following is a summary of the inputs used as of August 31, 2013, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$79,312	$—	$79,312
Cash Equivalent	3,215	—	—	3,215

Total Investments in Securities	$3,215	$79,312	$—	$82,527

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

SEI Tax Exempt Trust / Annual Report / August 31, 2013	69

SCHEDULE OF INVESTMENTS

New York Municipal Bond Fund

August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 99.1%

Guam — 1.1%
Territory of Guam, Section 30, Ser A, RB
Callable 12/01/19 @ 100
5.375%, 12/01/24	$500	$513
Territory of Guam, Ser A, RB
5.000%, 01/01/18	730	810

		1,323

New York — 94.1%
Albany, Municipal Water Finance Authority, Ser A, RB
5.000%, 12/01/21	585	672
Babylon, Industrial Development Agency, Covanta Babylon Project, Ser A, RB
5.000%, 01/01/17	1,000	1,061
Erie County, Fiscal Stability Authority, Sales Tax & State Aid Secured, Ser A, RB
5.000%, 05/15/17	850	966
Erie County, Water Authority, RB
5.000%, 12/01/16	1,000	1,124
Hempstead, Local Development Authority, Molloy College Project, RB
Callable 07/01/19 @ 100
5.250%, 07/01/23	1,500	1,616
Long Island, Power Authority, Ser E, RB, NATL
Callable 12/01/16 @ 100
5.000%, 12/01/18	1,000	1,090
Long Island, Power Authority, Ser E, RB, NATL-RE FGIC
Callable 12/01/16 @ 100
5.000%, 12/01/17	500	549
Metropolitan New York, Transportation Authority, Ser A, RB
5.000%, 11/15/21	1,600	1,831
Metropolitan New York, Transportation Authority, Ser A, RB, NATL-RE FGIC
5.500%, 11/15/19	400	467

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Metropolitan New York, Transportation Authority, Ser A, RB, NATL-RE FGIC
Callable 11/15/17 @ 100
5.000%, 11/15/18	$1,000	$1,140
Metropolitan New York, Transportation Authority, Ser A1, RB
5.000%, 11/15/14	500	528
Metropolitan New York, Transportation Authority, Ser B, RB
Callable 11/15/19 @ 100
5.250%, 11/15/20	500	574
Metropolitan New York, Transportation Authority, Ser B-1, RB
Callable 11/15/23 @ 100
5.000%, 11/15/24	1,300	1,456
Metropolitan New York, Transportation Authority, Ser F, RB
Callable 11/15/22 @ 100
5.000%, 11/15/23	1,000	1,096
Metropolitan New York, Transportation Authority, Tax Fund Project, Ser A, RB
Callable 11/15/22 @ 100
5.000%, 11/15/23	1,000	1,125
Monroe County, Industrial Development Authority, Rochester Schools Modernization Project, RB
5.000%, 05/01/19	1,365	1,559
Monroe County, Industrial Development Authority, University of Rochester Project, Ser B, RB
5.000%, 07/01/21	1,035	1,178
Mount Sinai, Union Free School District, GO, AMBAC
6.200%, 02/15/14	500	513
New York & New Jersey, Port Authority, RB
5.000%, 12/01/20	1,000	1,155
New York & New Jersey, Port Authority, Ser 85, RB, AMBAC
5.200%, 09/01/15	1,215	1,327
New York City, Educational Construction Fund, Ser A, RB
Callable 04/01/21 @ 100
6.500%, 04/01/22	1,000	1,197
New York City, Health & Hospital System Authority, Ser A, RB
5.000%, 02/15/18	2,000	2,265
New York City, Housing Development, Capital Funding Program, Ser A, RB, NATL-RE FGIC
Callable 07/01/15 @ 100
5.000%, 07/01/16	1,975	2,099

70	SEI Tax Exempt Trust / Annual Report / August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)
New York City, Housing Development, Ser B1, RB
5.000%, 07/01/20	$1,000	$1,125
New York City, Municipal Water Finance Authority, Ser EE, RB
5.000%, 06/15/17	500	568
New York City, Ser A, GO
5.000%, 08/01/18	1,400	1,611
New York City, Ser A1, GO
5.000%, 10/01/21	1,000	1,145
New York City, Ser A1, GO, AGM
5.000%, 08/01/16	1,000	1,117
New York City, Ser B, GO
5.000%, 08/01/18	2,500	2,877
New York City, Ser D, GO
Callable 02/01/23 @ 100
5.000%, 08/01/23	2,000	2,264
New York City, Ser E, GO
5.000%, 08/01/17	2,000	2,279
5.000%, 08/01/19	1,000	1,154
New York City, Ser F, GO
5.000%, 08/01/21	1,000	1,144
New York City, Ser G, GO, AMBAC
Callable 02/01/16 @ 100
5.000%, 08/01/17	725	793
New York City, Ser G1, GO
5.000%, 04/01/20	1,000	1,150
New York City, Ser H, GO
5.000%, 08/01/18	1,600	1,841
New York City, Ser H, GO, NATL-RE FGIC
Callable 08/01/14 @ 100
5.000%, 08/01/15	750	781
New York City, Ser I, GO
5.000%, 08/01/18	1,000	1,151
New York City, Ser I, GO, NATL
Callable 08/01/14 @ 100
5.000%, 08/01/17	495	514
New York City, Ser I1, GO
Callable 04/01/19 @ 100
5.000%, 04/01/20	1,000	1,125
New York City, Ser J1, GO
Callable 06/01/16 @ 100
5.000%, 06/01/17	300	332
New York City, Transit Authority, Livingston Plaza Project, RB, AGM
5.400%, 01/01/18 (A)	105	114
New York City, Transitional Finance Authority, Building Aid Revenue Project, Ser S1, RB, NATL-RE FGIC
5.000%, 07/15/16	350	391
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Ser A1, RB
5.000%, 11/01/19	1,650	1,921

Description	Face Amount ($ Thousands)	Value ($ Thousands)
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Ser D, RB
5.000%, 11/01/17	$750	$863
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Ser D1, RB
Callable 11/01/21 @ 100
5.000%, 11/01/22	1,000	1,138
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Sub-Ser A1, RB
5.000%, 11/01/18	1,000	1,161
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Sub-Ser E, RB
5.000%, 11/01/19	1,500	1,744
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Sub-Ser F1, RB
5.000%, 05/01/20	1,250	1,442
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Sub-Ser H, RB
5.000%, 11/01/21	1,000	1,155
New York City, Trust for Cultural Resources, Museum of Modern Art Project, Ser 1A, RB
5.000%, 10/01/17	1,000	1,148
New York City, Trust for Cultural Resources, Museum of Modern Art Project, Ser A, RB
5.000%, 04/01/19	500	574
New York State, Dormitory Authority, Columbia University Project, Ser A, RB
5.000%, 10/01/18	1,000	1,163
New York State, Dormitory Authority, Columbia University Project, Ser A, RB
Callable 07/01/16 @ 100
5.000%, 07/01/20	1,000	1,113
New York State, Dormitory Authority, Education Project, Ser B, RB, AMBAC
5.500%, 03/15/24	1,000	1,176
New York State, Dormitory Authority, General Purpose Project, Ser A, RB
5.000%, 12/15/22	1,475	1,689
New York State, Dormitory Authority, Health Quest Systems Project, Ser B, RB, AGM
5.000%, 07/01/16	655	723

SEI Tax Exempt Trust / Annual Report / August 31, 2013	71

SCHEDULE OF INVESTMENTS

New York Municipal Bond Fund (Continued)

August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)
New York State, Dormitory Authority, Hospital Special Surgery Project, RB
Callable 08/15/19 @ 100
5.500%, 02/15/24	$1,150	$1,257
New York State, Dormitory Authority, Interfaith Medical Center Project, RB
5.000%, 02/15/18	1,000	1,128
New York State, Dormitory Authority, Memorial Sloan- Kettering Project, Ser 1, RB
5.000%, 07/01/21	1,000	1,142
New York State, Dormitory Authority, Mental Health Project, RB, AGM
Callable 02/15/15 @ 100
5.000%, 02/15/16	1,500	1,593
New York State, Dormitory Authority, Mental Health Services Facilities Improvement Project, Ser D, RB, AGM
5.250%, 08/15/18	1,000	1,164
New York State, Dormitory Authority, Mental Health Services Facilities Improvement Project, Ser D, RB, NATL-RE FGIC
Callable 02/15/15 @ 100
5.000%, 08/15/19	1,000	1,051
New York State, Dormitory Authority, Mount Sinai School of Medicine Project, RB
Callable 07/01/19 @ 100
5.500%, 07/01/25	1,000	1,066
New York State, Dormitory Authority, Mount Sinai School of Medicine Project, Ser A, RB
5.000%, 07/01/17	1,000	1,117
5.000%, 07/01/18	795	897
New York State, Dormitory Authority, New York University Project, Ser A, RB, NATL
6.000%, 07/01/19	100	120
New York State, Dormitory Authority, New York University Project, Ser B, RB
5.000%, 07/01/16	500	557
New York State, Dormitory Authority, North Shore Long Island Jewish Project, RB
5.000%, 05/01/18	650	732
New York State, Dormitory Authority, NYU Hospital Center Project, Ser A, RB
5.000%, 07/01/20	1,000	1,109

Description	Face Amount ($ Thousands)	Value ($ Thousands)
New York State, Dormitory Authority, School Districts Financing Program, Ser A, RB
5.000%, 10/01/20	$1,000	$1,142
New York State, Dormitory Authority, Ser A, RB
Callable 02/15/19 @ 100
5.250%, 02/15/22	1,000	1,147
New York State, Dormitory Authority, State University Educational Facilities Project, Ser A, RB, AMBAC
5.250%, 05/15/15	1,170	1,222
New York State, Dormitory Authority, State University Project, RB
5.000%, 05/15/18	500	571
New York State, Dormitory Authority, State University Project, Ser A, RB
Callable 07/01/23 @ 100
5.000%, 07/01/24	1,680	1,844
New York State, Dormitory Authority, The New School Project, RB
5.000%, 07/01/16	505	556
New York State, Environmental Facilities Authority, Revolving Funds, RB
5.000%, 08/15/17	1,100	1,260
New York State, Environmental Facilities Authority, Revolving Funds, RB
Callable 06/15/23 @ 100
5.000%, 06/15/24	2,000	2,277
New York State, Environmental Facilities Authority, Revolving Funds, RB
Callable 06/15/21 @ 100
5.000%, 06/15/24	2,500	2,802
New York State, Environmental Facilities Authority, Revolving Funds, Ser A, RB
Callable 06/15/22 @ 100
5.000%, 06/15/24	1,000	1,126
New York State, Environmental Facilities Authority, Revolving Funds, Ser B, RB
5.000%, 02/15/20	1,000	1,162
New York State, Local Government Assistance Authority, Ser E, RB
6.000%, 04/01/14	355	367
New York State, Mortgage Agency, Higher Education Finance Project, RB
Callable 11/01/19 @ 100
5.250%, 11/01/20	155	166

72	SEI Tax Exempt Trust / Annual Report / August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)
New York State, Power Authority, Ser A, RB
5.000%, 11/15/22	$500	$581
New York State, Thruway Authority, Ser A, RB
4.000%, 04/01/16	270	292
New York State, Thruway Authority, Ser B, RB
Callable 10/01/18 @ 100
5.000%, 04/01/20	1,000	1,135
New York State, Thruway Authority, Ser B, RB
5.250%, 04/01/18	1,000	1,155
New York State, Thruway Authority, Ser B, RB, NATL-RE FGIC
Callable 10/01/15 @ 100
5.000%, 04/01/16	2,000	2,182
New York State, Thruway Authority, Ser I, RB
5.000%, 01/01/19	1,200	1,352
New York State, Urban Development Authority, Personal Income Tax Project, RB, AMBAC
5.500%, 03/15/18	1,000	1,173
New York State, Urban Development Authority, Personal Income Tax Project, Ser A, RB
5.000%, 03/15/19	1,460	1,688
New York State, Urban Development Authority, Personal Income Tax Project, Ser A1, RB
5.000%, 12/15/16	250	283
5.000%, 12/15/17	1,000	1,154
New York State, Urban Development Authority, Service Contract, RB, AGM
5.000%, 01/01/15	500	530
New York State, Urban Development Authority, Service Contract, Ser A, RB
5.000%, 01/01/15	500	530
Public Improvement Project, Ser A, GO
5.000%, 03/15/21	765	848
Sales Tax Asset Receivable, Ser A, RB, NATL
Callable 10/15/14 @ 100
5.000%, 10/15/17	1,000	1,050
Triborough, Bridge & Tunnel Authority, RB, NATL
5.500%, 11/15/20	750	885
Triborough, Bridge & Tunnel Authority, Ser A, RB
5.000%, 11/15/18	1,000	1,162

Description	Face Amount ($ Thousands)/ Shares	Value ($ Thousands)
Triborough, Bridge & Tunnel Authority, Ser B, RB
5.000%, 11/15/19	$1,000	$1,168
5.000%, 11/15/23	2,000	2,283
Westchester County, Health Care, Senior Lien, Ser B, RB
5.000%, 11/01/16	1,000	1,082
Westchester County, Ser C, GO
5.000%, 11/01/17	500	578
Yonkers, Ser A, GO, AGM
5.000%, 05/01/17	300	330

		117,090

Puerto Rico — 3.9%
Puerto Rico Commonwealth, Electric Power Authority, Ser QQ, RB, XLCA
5.500%, 07/01/16	500	525
Puerto Rico Commonwealth, Electric Power Authority, Ser UU, RB, NATL
5.000%, 07/01/19	500	490
Puerto Rico Commonwealth, Highway & Transportation Authority, Ser Y, RB, NATL
6.250%, 07/01/14	10	10
Puerto Rico Commonwealth, Housing Finance Authority, Capital Funding Program, RB, HUD
5.000%, 12/01/13	515	520
Puerto Rico Commonwealth, Infrastructure Financing Authority, Special Tax, Ser C, RB, AMBAC
5.500%, 07/01/16	500	517
5.500%, 07/01/18	1,000	1,016
Puerto Rico Commonwealth, Public Buildings Authority, Government Facilities Project, Ser N, RB
5.250%, 07/01/17	565	568
Puerto Rico Commonwealth, Sales Tax Financing, Ser A, RB
Callable 08/01/19 @ 100
5.500%, 08/01/21	1,250	1,275

		4,921

Total Municipal Bonds (Cost $122,001) ($ Thousands)		123,334

CASH EQUIVALENT — 2.5%
SEI Tax Exempt Trust, Institutional Tax Free Fund, Cl A
0.020%† (B)	3,062,124	3,062

Total Cash Equivalent (Cost $3,062) ($ Thousands)		3,062

Total Investments — 101.6% (Cost $125,063) ($ Thousands)		$126,396

SEI Tax Exempt Trust / Annual Report / August 31, 2013	73

SCHEDULE OF INVESTMENTS

New York Municipal Bond Fund (Concluded)

August 31, 2013

Percentages are based on Net Assets of $124,463 ($ Thousands).

†	Investment in Affiliated Security (see Note 2).

(A)	Security is escrowed to maturity.

(B)	Rate shown is the 7-day effective yield as of August 31, 2013.

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

Cl — Class

FGIC — Financial Guaranty Insurance Company

GO — General Obligation

HUD — Housing Urban Development

NATL — National Public Finance Guarantee Corporation

RB — Revenue Bond

RE — Reinsurance provided by the aforementioned guarantor.

Ser — Series

XLCA — XL Capital Assurance

The following is a summary of the inputs used as of August 31, 2013, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$123,334	$—	$123,334
Cash Equivalent	3,062	—	—	3,062

Total Investments in Securities	$3,062	$123,334	$—	$126,396

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

74	SEI Tax Exempt Trust / Annual Report / August 31, 2013

SCHEDULE OF INVESTMENTS

Pennsylvania Municipal Bond Fund

August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 97.0%

Guam — 1.0%
Territory of Guam, Section 30, Ser A, RB Callable 12/01/19 @ 100
5.375%, 12/01/24	$1,000	$1,027

Pennsylvania — 91.3%
Adams County, Industrial Development Authority, Gettysburg College Project, RB
5.000%, 08/15/19	1,000	1,131
Allegheny County, Hospital Development Authority, University of Pittsburgh Medical Center Project, Ser A, RB
5.000%, 05/15/18	1,000	1,141
Allegheny County, Hospital Development Authority, University of Pittsburgh Medical Center Project, Ser B, RB
5.250%, 06/15/15	1,000	1,082
Allegheny County, Industrial Development Authority, Duquesne Light-Pollution Control Project, RB, AMBAC
4.350%, 12/01/13	575	579
Allegheny County, Port Authority, RB
5.000%, 03/01/17	750	831
Allegheny County, Sanitary Authority, RB, AGM Callable 12/01/20 @ 100
5.000%, 06/01/24	1,000	1,078
Allegheny County, Sanitary Authority, RB, AGM
5.000%, 06/01/18	1,000	1,128
5.000%, 12/01/19	500	567
Beaver County, Hospital Authority, Heritage Valley Health Systems Project, RB
5.000%, 05/15/21	1,000	1,103
Bensalem Township, Water & Sewer Authority, RB Callable 10/04/13 @ 100
6.750%, 12/01/14 (A)	15	16

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Berks County, GO, AMBAC
5.850%, 11/15/18	$1,000	$1,120
Bethel Park, Municipal Authority, RB
4.000%, 09/01/16	1,055	1,144
Bethel Park, School District, GO Callable 08/01/19 @ 100
5.000%, 08/01/22	1,000	1,124
Bucks County, GO
5.000%, 12/01/20	1,000	1,170
Bucks County, Water & Sewer Authority, RB, AGM
5.000%, 12/01/20	500	567
Bucks County, Water & Sewer Authority, RB, FSA Callable 06/01/15 @ 100
5.000%, 06/01/16	680	724
Central Bucks, School District, GO Pre-Refunded @ 100
5.000%, 05/15/18 (B)	1,500	1,742
Central Dauphin, School District, GO, NATL Pre-Refunded @ 100
6.000%, 02/01/16 (B)	1,425	1,608
Chester County, Ser C, GO
5.000%, 07/15/19	1,000	1,163
Clairton, Municipal Authority, Ser B, RB
5.000%, 12/01/20	1,035	1,120
Cumberland County, GO
5.000%, 05/01/19	550	637
Delaware County, Higher Education Authority, Haverford College Project, RB Callable 05/15/20 @ 100
5.000%, 11/15/21	775	876
Delaware River, Joint Toll Bridge Commission, Ser A, RB Callable 07/01/22 @ 100
5.000%, 07/01/23	1,000	1,099
5.000%, 07/01/25	1,000	1,074
Franklin County, Industrial Development Authority, Chambersburg Hospital Project, RB
5.000%, 07/01/18	1,000	1,080
Geisinger Authority, Health Systems, Health Systems Project, Ser C, RB Callable 09/03/13 @ 100
0.030%, 06/01/41 (C)	1,000	1,000
Lancaster County, Hospital Authority, Lancaster General Hospital Project, Ser B, RB Callable 03/15/17 @ 100
5.000%, 03/15/20	1,000	1,067
McKeesport, Municipal Authority, RB, AGM
5.000%, 12/15/21	1,290	1,414
Monroeville, Finance Authority, RB Callable 08/15/22 @ 100
5.000%, 02/15/23	1,000	1,103

SEI Tax Exempt Trust / Annual Report / August 31, 2013	75

SCHEDULE OF INVESTMENTS

Pennsylvania Municipal Bond Fund (Continued)

August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Montgomery County, Higher Education & Health Authority, Dickinson College Project, Ser FF1, RB, CIFG
5.000%, 05/01/16	$1,140	$1,247
Montgomery County, Industrial Development Authority, Jefferson Health Systems Project, Ser A, RB
5.000%, 10/01/19	830	941
Montgomery County, Industrial Development Authority, Montenay Project, Ser A, RB, NATL
5.250%, 11/01/14	1,000	1,040
Montgomery County, Ser C, GO Callable 12/15/19 @ 100
5.000%, 12/15/23	1,000	1,111
North Wales, Water Authority, Ser A, RB
5.000%, 11/01/17	1,350	1,534
Northampton/Bucks County, Municipal Authority, RB Callable 10/04/13 @ 100
6.750%, 11/01/13 (A)	5	5
Penn State University, Ser A, RB Callable 03/01/19 @ 100
5.000%, 03/01/22	835	919
Penn State University, Ser B, RB
5.250%, 08/15/21	1,000	1,159
Pennsylvania State, Economic Development Financing Authority, Ser A, RB
5.000%, 07/01/18	1,000	1,153
Pennsylvania State, Economic Development Financing Authority, Unemployment Compensation Revenue Project, RB Callable 07/01/19 @ 100
5.000%, 07/01/20	1,525	1,745
Pennsylvania State, Economic Development Financing Authority, York Water Project, Ser A, AMT, RB, XLCA Callable 04/01/14 @ 100
5.000%, 04/01/16	1,450	1,471
Pennsylvania State, GO Callable 11/15/21 @ 100
5.000%, 11/15/22	1,000	1,144
Pennsylvania State, GO
5.000%, 07/01/19	1,000	1,159
Pennsylvania State, Higher Education Assistance Agency, Capital Acquisition Project, RB Callable 12/15/20 @ 100
5.000%, 12/15/21	1,000	1,110
Pennsylvania State, Higher Educational Facilities Authority, Bryn Mawr College Project, RB
5.000%, 12/01/17	2,500	2,875

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Pennsylvania State, Higher Educational Facilities Authority, Carnegie Mellon University Project, RB Callable 02/01/19 @ 100
5.000%, 08/01/19	$1,000	$1,134
5.000%, 08/01/21	1,000	1,108
Pennsylvania State, Higher Educational Facilities Authority, Ser AJ, RB Callable 06/15/19 @ 100
5.000%, 06/15/20	1,500	1,689
Pennsylvania State, Higher Educational Facilities Authority, Ser AL, RB
5.000%, 06/15/18	1,000	1,138
5.000%, 06/15/20	500	570
Pennsylvania State, Higher Educational Facilities Authority, Temple University Project, RB Callable 04/01/22 @ 100
5.000%, 04/01/23	500	550
Pennsylvania State, Higher Educational Facilities Authority, Thomas Jefferson University Project, RB Callable 03/01/20 @ 100
5.000%, 03/01/23	1,465	1,589
Pennsylvania State, Higher Educational Facilities Authority, University of Pennsylvania Project, Ser A, RB
5.000%, 09/01/19	3,125	3,627
Pennsylvania State, Intergovernmental Cooperative Authority, Philadelphia Funding Program, SAB
5.000%, 06/15/18	1,000	1,143
Pennsylvania State, Ser 1, GO Pre-Refunded @ 100
5.000%, 05/15/18 (B)	1,000	1,162
Pennsylvania State, Ser 3, GO, AGM
5.375%, 07/01/20	1,000	1,184
Pennsylvania State, Turnpike Commission, RB Callable 12/01/21 @ 100
5.000%, 12/01/23	1,000	1,082
Pennsylvania State, Turnpike Commission, Ser A, RB
5.000%, 12/01/22	1,050	1,165
Pennsylvania State, Turnpike Commission, Ser B, RB Callable 12/01/19 @ 100
5.000%, 12/01/20	2,000	2,240
Philadelphia, Airport Revenue Authority, Ser C, AMT, RB
5.000%, 06/15/18	1,000	1,129

76	SEI Tax Exempt Trust / Annual Report / August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Philadelphia, Gas Works Revenue Authority, Ser 10, RB, AGM
5.000%, 07/01/18	$1,325	$1,475
Philadelphia, Gas Works Revenue Authority, Ser 12B, RB, NATL
7.000%, 05/15/20 (A)	675	812
Philadelphia, GO Callable 08/01/16 @ 100
5.000%, 08/01/17	1,000	1,089
Philadelphia, School District, Ser C, GO
5.000%, 09/01/20	1,000	1,100
Philadelphia, Water & Sewer Revenue Authority, Ser A, RB
5.000%, 01/01/23	1,000	1,109
Philadelphia, Water & Sewer Revenue Authority, Ser A, RB Callable 01/01/19 @ 100
5.250%, 01/01/25	1,000	1,075
Philadelphia, Water & Sewer Revenue Authority, Ser C, RB, AGM
5.000%, 08/01/18	400	458
Pittsburgh, Public Schools District, Ser B, GO, AGM
5.000%, 09/01/18	1,740	1,965
Pittsburgh, Ser A, GO, AMBAC
5.500%, 09/01/14	700	713
Plum Boro, School District, Ser A, GO Callable 09/15/23 @ 100
5.000%, 09/15/24	1,000	1,103
Reading Area, Water Authority, RB, AGM Callable 06/01/17 @ 100
5.000%, 12/01/21	2,080	2,185
Southeastern Pennsylvania, Transportation Authority, RB
5.000%, 03/01/18	1,000	1,135
Spring-Ford, Area School District, GO, AGM Callable 09/01/15 @ 100
5.000%, 09/01/21	1,000	1,057
Swarthmore Borough, Authority, Swarthmore College Project, RB
5.000%, 09/15/23	400	461
Trinity Area, School District, GO, AGM
5.000%, 11/01/17	500	565
University of Pennsylvania, Area Joint Authority, RB, AGM
5.000%, 11/01/19	500	568
University of Pittsburgh, University Capital Project, Ser A, RB
5.250%, 09/15/18	1,000	1,167
University of Pittsburgh, University Capital Project, Ser B, RB Callable 03/15/19 @ 100
5.500%, 09/15/22	500	573
University of Pittsburgh, University Capital Project, Ser B, RB Callable 09/15/19 @ 100
5.250%, 09/15/23	1,000	1,126

Description	Face Amount ($ Thousands)/ Shares	Value ($ Thousands)

West Shore, Area Authority, Holy Spirit Hospital of the Sisters of Christian Charity, RB
5.250%, 01/01/21	$1,000	$1,075
West York Area, School District, GO
5.000%, 04/01/22	1,150	1,290
Westmoreland County, Ser A, GO Callable 06/01/23 @ 100
5.000%, 12/01/23	1,000	1,127
Willistown Township, Municipal Sewer Authority, RB Callable 10/04/13 @ 100
6.000%, 01/01/15 (A)	5	5

		91,844

Puerto Rico — 4.7%
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Senior Lien, Ser A, RB
5.000%, 07/01/21	655	586
Puerto Rico Commonwealth, Electric Power Authority, Ser QQ, RB, XLCA
5.500%, 07/01/16	500	525
Puerto Rico Commonwealth, Electric Power Authority, Ser UU, RB, NATL
5.000%, 07/01/19	500	490
Puerto Rico Commonwealth, Highway & Transportation Authority, Ser AA, RB, NATL
5.500%, 07/01/19	180	182
5.500%, 07/01/19 (A)	820	982
Puerto Rico Commonwealth, Highway & Transportation Authority, Ser N, RB
5.500%, 07/01/24	1,000	900
Puerto Rico Commonwealth, Sales Tax Financing, Ser A, RB Callable 08/01/19 @ 100
5.500%, 08/01/21	1,000	1,020

		4,685

Total Municipal Bonds (Cost $96,475) ($ Thousands)		97,556

CASH EQUIVALENT — 2.0%
SEI Tax Exempt Trust, Institutional Tax Free Fund, Cl A 0.020% †(D)	1,986,821	1,987

Total Cash Equivalent (Cost $1,987) ($ Thousands)		1,987

Total Investments — 99.0% (Cost $98,462) ($ Thousands)		$99,543

SEI Tax Exempt Trust / Annual Report / August 31, 2013	77

SCHEDULE OF INVESTMENTS

Pennsylvania Municipal Bond Fund (Concluded)

August 31, 2013

Percentages are based on Net Assets of $100,605 ($ Thousands).

†	Investment in Affiliated Security (see Note 2).

(A)	Security is escrowed to maturity.

(B)	Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

(C)	Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on August 31, 2013. The demand and interest rate reset feature gives this security a shorter effective maturity date.

(D)	Rate shown is the 7-day effective yield as of August 31, 2013.

AGM	— Assured Guaranty Municipal

AMBAC	— American Municipal Bond Assurance Corporation

AMT	— Alternative Minimum Tax (subject to)

CIFG	— CDC IXIS Financial Guaranty

Cl	— Class

FSA	— Financial Security Assistance

GO	— General Obligation

NATL	— National Public Finance Guarantee Corporation

RB	— Revenue Bond

SAB	— Special Assessment Bond

Ser	— Series

XLCA	— XL Capital Assurance

The following is a summary of the inputs used as of August 31, 2013, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$97,556	$—	$97,556
Cash Equivalent	1,987	—	—	1,987

Total Investments in Securities	$1,987	$97,556	$—	$99,543

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

78	SEI Tax Exempt Trust / Annual Report / August 31, 2013

SCHEDULE OF INVESTMENTS

Tax-Advantaged Income Fund

August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)

MUNICIPAL BONDS — 65.6%

Alabama — 0.1%
Montgomery, Medical Clinic Board, Jackson Hospital & Clinic Project, RB Callable 03/01/16 @ 100
5.250%, 03/01/36	$750	$705

Alaska — 0.2%
Alaska State, Industrial Development & Export Authority, Boys & Girls Home Project, RB Callable 12/01/17 @ 100
6.000%, 12/01/36 (A)	200	101
Matanuska-Susitna, Goose Creek Correctional Center Project, RB, AGM Callable 09/01/19 @ 100
6.000%, 09/01/32	1,000	1,081

		1,182

Arizona — 0.9%
Arizona State, Health Facilities Authority, Beatitudes Campus Project, RB Callable 10/01/16 @ 100
5.200%, 10/01/37	1,700	1,385
Arizona State, Health Facilities Authority, Phoenix Children’s Hospital Project, RB Callable 02/01/22 @ 100
5.000%, 02/01/42	2,500	2,233
Mohave County, Industrial Development Authority, Mohave Prison Expansion Project, RB Callable 05/01/19 @ 100
8.000%, 05/01/25	400	464
Pima County, Industrial Development Authority, American Charter Schools Foundation Project, Ser A, RB Callable 07/01/17 @ 100
5.625%, 07/01/38	250	204
Pima County, Industrial Development Authority, Tucson Country Day School Project, RB Callable 06/01/17 @ 100
5.000%, 06/01/37	265	217

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Pima County, Industrial Development Authority, Tucson Electric Power Project, Ser A, RB
4.950%, 10/01/20	$500	$521

		5,024

California — 8.4%
ABAG, Finance Authority for Nonprofit, Sharp Health Care Project, RB Callable 08/01/19 @ 100
6.250%, 08/01/39	400	434
Bay Area, Toll Authority, Ser S-4, RB Callable 04/01/23 @ 100
5.250%, 04/01/48	7,000	7,021
California State, Communities Development Authority, American Baptist Homes West Project, RB
4.250%, 10/01/15	600	626
California State, Communities Development Authority, California Baptist University Project, RB
6.500%, 11/01/21	500	539
California State, Communities Development Authority, Sutter Health Project, Ser B, RB Callable 05/15/18 @ 100
5.250%, 11/15/48	2,000	1,913
California State, Economic Recovery Authority, Ser A, GO Callable 07/01/16 @ 100
5.000%, 07/01/22	1,000	1,097
California State, Health Facilities Financing Authority, Catholic Health Care West Project, Ser A, RB Callable 07/01/19 @ 100
6.000%, 07/01/39	1,000	1,066
California State, Health Facilities Financing Authority, Cedars-Sinai Medical Center Project, RB Callable 08/15/19 @ 100
5.000%, 08/15/34	2,000	1,949
California State, Health Facilities Financing Authority, Children’s Hospital of Orange County, RB Callable 11/01/19 @ 100
6.500%, 11/01/38	1,000	1,113
California State, Health Facilities Financing Authority, Stanford Hospital Clinics Project, Ser A, RB Callable 08/15/22 @ 100
5.000%, 08/15/51	2,000	1,921

SEI Tax Exempt Trust / Annual Report / August 31, 2013	79

SCHEDULE OF INVESTMENTS

Tax-Advantaged Income Fund (Continued)

August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)

California State, Health Facilities Financing Authority, Sutter Health Project, Ser A, RB Callable 08/15/23 @ 100
5.000%, 08/15/52	$6,625	$6,036
California State, Health Facilities Financing Authority, Sutter Health Project, Ser A, RB Callable 11/15/16 @ 100
5.250%, 11/15/46	2,500	2,387
California State, Municipal Finance Authority, Azusa Pacific University Project, Ser B, RB Callable 04/01/21 @ 100
7.750%, 04/01/31	1,375	1,489
California State, Municipal Finance Authority, Biola University Project, RB Callable 04/01/18 @ 100
5.875%, 10/01/34	250	257
California State, Various Purposes, GO Callable 04/01/19 @ 100
6.000%, 04/01/38	2,000	2,201
Chino, Public Financing Authority, SAB Callable 09/01/22 @ 100
5.000%, 09/01/27	1,280	1,235
5.000%, 09/01/30	1,000	955
5.000%, 09/01/34	900	836
Golden State, Tobacco Securitization, Ser A1, RB Callable 06/01/17 @ 100
5.750%, 06/01/47	7,110	5,188
Imperial, Irrigation District, Ser C, RB Callable 11/01/20 @ 100
5.000%, 11/01/36	1,540	1,534
Long Beach, Towne Center Project, SAB Callable 10/01/18 @ 100
5.400%, 10/01/23	650	667
Palomar Pomerado, Health Care Authority, Ser D, COP Callable 11/01/20 @ 100
5.250%, 11/01/21	1,000	991
Poway, School Facilities Improvement Authority, Unified School District Capital Appreciation Project, GO
6.770%, 08/01/38 (B)	5,410	1,154
San Francisco City & County, Airports Commission, San Francisco International Airport Project, Ser 32F, RB, NATL-RE FGIC
5.000%, 05/01/15	1,000	1,073
San Francisco City & County, Successor Redevelopment Agency, Succesor Agency Community Project, RB Callable 08/01/22 @ 100
5.000%, 08/01/30	1,000	963

Description	Face Amount ($ Thousands)	Value ($ Thousands)

South Placer, Wastewater Authority, Santee Cooper Project, Ser D, RB Callable 05/01/14 @ 100
0.890%, 11/01/14 (C)	$1,800	$1,805
Southern California, Waterworks Revenue Authority, Metropolitan Water District Project, Ser A1, RB Callable 09/03/13 @ 100
0.040%, 07/01/23 (C)	600	600
Windsor, Unified School District, Election 2008, Ser D, GO
6.940%, 08/01/35 (B)	1,800	512

		47,562

Colorado — 1.1%
Colorado State, Health Facilities Authority, Valley View Hospital Association Project, RB Callable 05/15/18 @ 100
5.750%, 05/15/36	500	507
Colorado State, Public Energy Authority, RB
6.500%, 11/15/38	2,000	2,142
6.250%, 11/15/28	650	700
Denver, Regional Transportation District, Denver Transportation Partners Project, RB Callable 07/15/20 @ 100
6.000%, 01/15/34	500	510
E-470, Public Highway Authority, Ser C, RB Callable 09/01/20 @ 100
5.375%, 09/01/26	2,500	2,522

		6,381

Connecticut — 0.9%
Connecticut State, Health & Educational Facilities Authority, Hartford Health Care Project, RB, AGM Callable 07/01/21 @ 100
5.000%, 07/01/41	5,000	4,919

Delaware — 0.4%
Delaware State, Economic Development Authority, Newark Charter School Project, RB Callable 03/01/22 @ 100
5.000%, 09/01/42	675	604
4.625%, 09/01/32	1,635	1,459

		2,063

80	SEI Tax Exempt Trust / Annual Report / August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Florida — 3.0%
Alachua County, Health Facilities Authority, Oak Hammock University Project, Ser A, RB Callable 10/01/22 @ 102
8.000%, 10/01/32	$500	$563
8.000%, 10/01/42	1,000	1,116
Broward County, Airport System Revenue, Ser Q-1, RB Callable 10/01/22 @ 100
5.000%, 10/01/37	2,000	1,997
Florida State, Developmental Finance Authority, Renaissance Charter School Project, Ser A, RB
6.500%, 06/15/21	500	524
Florida State, University Square Community Development District, Ser A1, SAB Callable 05/01/17 @ 100
5.875%, 05/01/38	150	142
Jacksonville, Economic Development Commission, Gerdau Ameristeel Project, AMT, RB Callable 10/04/13 @ 100
5.300%, 05/01/37	1,500	1,354
Jacksonville, Sales Tax Revenue Authority, Better Jacksonville Project, RB Callable 10/01/22 @ 100
5.000%, 10/01/28	2,350	2,389
JEA Electric System Revenue, Sub- Ser D, RB Callable 04/01/23 @ 100
5.000%, 10/01/23	2,100	2,336
Martin County, Health Facilities Authority, Martin Memorial Medical Center Project, RB Callable 11/15/21 @ 100
5.500%, 11/15/42	1,000	962
Seminole Indian Tribe, Ser A, RB Callable 10/01/17 @ 100
5.250%, 10/01/27	250	257
St. Johns County, Industrial Development Authority, Presbyterian Retirement Project, Ser A, RB Callable 08/01/20 @ 100
5.875%, 08/01/40	500	506
Tampa Bay Water, RB Callable 10/01/23 @ 100
5.000%, 10/01/38	5,000	5,091

		17,237

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Georgia — 1.4%
Atlanta, Department of Aviation, Ser B, RB Callable 01/01/22 @ 100
5.000%, 01/01/37	$2,000	$1,967
5.000%, 01/01/42	3,000	2,903
DeKalb County, Hospital Authority, DeKalb Medical Center Project, RB Callable 09/01/20 @ 100
6.125%, 09/01/40	1,000	1,031
Georgia State, Medical Center Hospital Authority, Spring Harbor Green Island Project, RB Callable 07/01/17 @ 100
5.250%, 07/01/37	600	511
Georgia State, Municipal Electric Authority, Project One, Ser A, RB
5.250%, 01/01/17	450	505
Georgia State, Municipal Electric Authority, Vogtle Units 3 & 4 Project, Ser B, RB
5.000%, 04/01/17	1,000	1,122

		8,039

Hawaii — 0.1%
Hawaii State, Special Purpose Revenue Authority, Pacific Health Project, Ser B, RB Callable 07/01/20 @ 100
5.750%, 07/01/40	500	510

Idaho — 0.0%
Idaho State, Health Facilities Authority, Trinity Health Group Project, Ser B, RB Callable 12/01/18 @ 100
6.250%, 12/01/33	250	274

Illinois — 1.7%
Belleville, Frank Scott Parkway Redevelopment Project, Ser A, TA Callable 11/01/17 @ 100
5.700%, 05/01/36	250	217
Chicago, Midway Airport Revenue, Second Lien, Ser B, RB
5.000%, 01/01/34 (C)	2,000	2,106
Chicago, O’Hare International Airport Revenue, Third Lien, Ser B, RB, NATL
5.250%, 01/01/16	1,090	1,193
5.250%, 01/01/18	1,500	1,702
Hillside Village, Mannheim Redevelopment Project, Ser Senior, TA Callable 01/01/18 @ 102
7.000%, 01/01/28	500	491

SEI Tax Exempt Trust / Annual Report / August 31, 2013	81

SCHEDULE OF INVESTMENTS

Tax-Advantaged Income Fund (Continued)

August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Illinois State, Finance Authority, Carle Foundation Project, Ser A, RB Callable 08/15/21 @ 100
6.000%, 08/15/41	$200	$214
Illinois State, Finance Authority, Fairview Obligation Group Project, Ser A, RB Callable 08/15/18 @ 100
6.250%, 08/15/35 (A)	500	10
Illinois State, Finance Authority, Leafs Hockey Club Project, Ser A, RB Callable 03/01/17 @ 100
6.000%, 03/01/37 (A)	300	102
Illinois State, Finance Authority, OSF Health Care System Project, Ser A, RB Callable 05/15/19 @ 100
7.125%, 11/15/37	1,000	1,119
Illinois State, Finance Authority, Sherman Health System Project, Ser A, RB Callable 08/01/17 @ 100
5.500%, 08/01/37	250	259
Illinois State, Railsplitter Tobacco Settlement Authority, RB Callable 06/01/21 @ 100
6.000%, 06/01/28	2,000	2,112

		9,525

Indiana — 1.8%
Indiana State, Finance Authority, Educational Facilities, Indiana Historical Project, RB Callable 07/01/20 @ 100
5.000%, 07/01/40	375	343
Indiana State, Finance Authority, Ohio River Bridge Project, AMT, RB Callable 07/01/23 @ 100
5.000%, 07/01/48	1,000	814
Indiana State, Finance Authority, Ohio Valley Electric Project, Ser A, RB Callable 06/01/22 @ 100
5.000%, 06/01/32	3,450	3,227
Indiana State, Health Facility Finance Authority, Ascension Health Project, Ser A7, RB
5.000%, 10/01/26 (C)	500	534
Indiana State, Municipal Power Agency, Ser B, RB Callable 01/01/19 @ 100
6.000%, 01/01/39	1,000	1,086
Indiana State, Municipal Power Agency, Ser B, RB Callable 01/01/14 @ 100
5.750%, 01/01/34	1,000	1,008
Jasper County, Pollution Control Board, Ser C, RB, NATL
5.850%, 04/01/19	1,000	1,101

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Vigo County, Hospital Authority, Union Hospital Project, RB Callable 09/01/21 @ 100
7.500%, 09/01/22	$1,715	$2,048

		10,161

Iowa — 3.3%
Iowa State, Finance Authority, Deerfield Retirement Community Project, Ser A, RB Callable 11/15/17 @ 100
5.500%, 11/15/27	250	145
5.500%, 11/15/37	900	518
Iowa State, Finance Authority, Iowa Fertilizer Company Project, RB Callable 12/01/18 @ 100
5.500%, 12/01/22	20,000	18,261

		18,924

Kansas — 0.5%
Kansas State, Development Finance Authority, Adventist Health Project, RB Callable 11/15/19 @ 100
5.750%, 11/15/38	500	529
Manhattan, Health Care Facilities Authority, Meadowlark Hills Retirement Project, Ser A, RB Callable 05/15/17 @ 100
5.000%, 05/15/36	1,500	1,271
Manhattan, Health Care Facilities Authority, Meadowlark Hills Retirement Project, Ser B, RB Callable 05/15/14 @ 103
5.125%, 05/15/42	1,200	999

		2,799

Kentucky — 0.5%
Kentucky State, Economic Development Finance Authority, Baptist Health Care Systems Project, Ser A, RB Callable 08/15/18 @ 100
5.375%, 08/15/24	1,000	1,090
Kentucky State, Economic Development Finance Authority, Owensboro Medical Health Systems Project, Ser A, RB Callable 06/01/20 @ 100
6.375%, 06/01/40	500	517
Owen County, Waterworks System Revenue Authority, American Water Project, Ser B, RB Callable 09/01/19 @ 100
5.625%, 09/01/39	1,000	1,007

		2,614

82	SEI Tax Exempt Trust / Annual Report / August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Louisiana — 1.3%
Louisiana State, Citizens Property Insurance, Ser C3, RB, AGM Callable 06/01/18 @ 100
6.125%, 06/01/25	$1,500	$1,679
Louisiana State, Local Government Environmental Facilities & Community Development Authority, Westlake Chemical Project, Ser A2, RB Callable 11/01/20 @ 100
6.500%, 11/01/35	750	792
Louisiana State, Public Facilities Authority, Ochsner Clinic Foundation Project, RB
4.000%, 05/15/17	800	848
Louisiana State, Public Facilities Authority, Ochsner Clinic Foundation Project, RB Callable 05/15/21 @ 100
6.500%, 05/15/37	1,000	1,077
Louisiana State, Stadium & Exposition District, Ser A, RB Callable 07/01/23 @ 100
5.000%, 07/01/36	1,000	948
New Orleans, Aviation Board, Ser A1, RB, AGM Callable 01/01/19 @ 100
6.000%, 01/01/23	500	552
Saint John Baptist Parish, Marathon Oil Project, Ser A, RB Callable 06/01/17 @ 100
5.125%, 06/01/37	1,300	1,254

		7,150

Maine — 0.4%
Maine State, Finance Authority, Casella Waste Project, AMT, RB
6.250%, 01/01/25 (C)	2,250	2,275

Maryland — 3.6%
Maryland State, Economic Development Authority, University of Maryland College Park Project, RB Callable 06/01/18 @ 100
5.750%, 06/01/33	1,000	1,025
Maryland State, Health & Higher Educational Facilities Authority, Johns Hopkins Health Center Project, Ser C, RB Callable 05/15/23 @ 100
5.000%, 05/15/43	10,000	9,832

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Maryland State, Health & Higher Educational Facilities Authority, King Farm Presbyterian Community Project, Ser A, RB Callable 01/01/17 @ 100
5.300%, 01/01/37	$300	$256
Maryland State, Health & Higher Educational Facilities Authority, University of Maryland Medical System Project, Ser A, RB Callable 07/01/22 @ 100
5.000%, 07/01/43	10,000	9,382

		20,495

Massachusetts — 0.7%
Massachusetts State, Development Finance Agency, Foxborough Regional Charter School Project, Ser A, RB Callable 07/01/20 @ 100
7.000%, 07/01/42	1,500	1,604
Massachusetts State, Development Finance Agency, Merrimack College Project, Ser A, RB Callable 07/01/22 @ 100
5.000%, 07/01/32	1,000	939
Massachusetts State, Educational Financing Authority, Ser I, RB Callable 01/01/20 @ 100
6.000%, 01/01/28	1,100	1,155

		3,698

Michigan — 0.6%
Grand Traverse Academy, RB Callable 11/01/17 @ 100
5.000%, 11/01/36	300	244
Michigan State, Hospital Finance Authority, Henry Ford Health System Project, Ser A, RB Callable 11/15/16 @ 100
5.000%, 11/15/38	1,000	900
Michigan State, Public Educational Facilities Authority, Long-Term Obligation Bradford Project, RB Callable 09/01/17 @ 102
6.500%, 09/01/37	750	386
Royal Oak, Hospital Finance Authority, William Beaumont Hospital Project, RB Callable 09/01/18 @ 100
8.250%, 09/01/39	500	594
Wayne County, Airport Authority, Metropolitan Detroit Airport Project, Ser A, RB Callable 12/01/22 @ 100
5.000%, 12/01/42	1,500	1,310

		3,434

SEI Tax Exempt Trust / Annual Report / August 31, 2013	83

SCHEDULE OF INVESTMENTS

Tax-Advantaged Income Fund (Continued)

August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Minnesota — 1.4%
Falcon Heights, Kaleidoscope Charter School Project, Ser A, RB Callable 11/01/15 @ 100
6.000%, 11/01/37	$100	$85
Faribault, Senoir Housing Authority, Senior Living Project, Ser Senior, RB Callable 05/01/18 @ 102
6.750%, 05/01/36	315	322
Minneapolis, Health Care Authority, Fairview Health Services Project, Ser A, RB Callable 11/15/18 @ 100
6.750%, 11/15/32	300	331
Minnesota State, Higher Education Facilities Authority, Bethel University Project, Ser 6R, RB Callable 05/01/17 @ 100
5.500%, 05/01/37	1,000	1,008
Minnesota State, Higher Education Facilities Authority, Gustavus Adolfus Project, Ser B, RB
4.000%, 10/01/19	625	688
Minnesota State, Higher Education Facilities Authority, Scholastic College Project, Ser H, RB Callable 12/01/19 @ 100
5.250%, 12/01/35	1,500	1,521
Northern Minnesota, Municipal Power Agency, Ser A1, RB
5.000%, 01/01/19	1,000	1,149
Rochester, Mayo Clinic Project, Ser A, RB
4.000%, 11/15/30 (C)	2,000	2,200
Washington County, Housing & Redevelopment Authority, Birchwood & Woodbury Projects, Ser A, RB Callable 06/01/17 @ 100
5.625%, 06/01/37	500	459

		7,763

Missouri — 0.2%
Lees Summit, Summit Fair Project, TA Callable 04/01/19 @ 100
5.625%, 10/01/23	645	654
Manchester, Highway 141/Manchester Road Project, TA Callable 11/01/19 @ 100
6.875%, 11/01/39	250	253
Missouri State, Joint Municipal Electric Utility Commission, Plum Point Project, RB, NATL Callable 01/01/16 @ 100
5.000%, 01/01/20	420	429

		1,336

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Nebraska — 0.8%
Central Plains, Energy Project, Energy Project No.3, RB Callable 09/01/22 @ 100
5.000%, 09/01/42	$5,000	$4,474

New Jersey — 2.9%
Burlington County, Bridge Commission, The Evergreens Project, RB Callable 01/01/18 @ 100
5.625%, 01/01/38	250	216
New Jersey State, Economic Development Authority, Ser A, RB Callable 10/04/13 @ 100
6.000%, 05/15/28	210	187
New Jersey State, Health Care Facilities Financing Authority, Hackensack University Medical Center Project, Ser B, RB
5.000%, 01/01/17	1,000	1,084
New Jersey State, Tobacco Settlement Financing Authority, Ser 1A, RB Callable 06/01/17 @ 100
5.000%, 06/01/41	18,000	12,087
Tobacco Settlement Financing, Ser 1A, RB Callable 06/01/17 @ 100
4.750%, 06/01/34	4,000	2,755

		16,329

New Mexico — 0.4%
Farmington, Pollution Control Authority, Public Service Project, Ser B, RB Callable 11/01/20 @ 100
4.700%, 09/01/24	2,000	2,041

New York — 5.3%
Brooklyn Arena, Local Development Authority, Barclays Center Project, RB Callable 01/15/20 @ 100
6.375%, 07/15/43	500	527
6.250%, 07/15/40	1,500	1,573
Hudson Yards Infrastructure, Ser A, RB Callable 02/15/21 @ 100
5.750%, 02/15/47	2,000	2,055
Metropolitan New York, Transportation Authority, Ser E, RB Callable 11/15/22 @ 100
5.000%, 11/15/42	2,500	2,443
New York & New Jersey, Port Authority, JFK International Airport Terminal Project, RB Callable 12/01/20 @ 100
6.000%, 12/01/36	1,000	1,098

84	SEI Tax Exempt Trust / Annual Report / August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)
New York City, Water & Sewer System, Ser DD, RB Callable 06/15/23 @ 100
5.000%, 06/15/38	$2,000	$2,017
New York City, Industrial Development Agency, Yankee Stadium Project, RB, FGIC
2.624%, 03/01/25 (C)	400	332
2.634%, 03/01/26 (C)	425	344
2.424%, 03/01/16 (C)	250	250
New York City, Liberty Development Authority, Goldman Sachs Headquarters Project, RB
5.500%, 10/01/37	1,000	1,045
5.250%, 10/01/35	500	510
New York City, Liberty Development Authority, WTC Project, RB Callable 12/15/21 @ 100
5.000%, 12/15/41	2,000	2,001
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Sub-Ser F-1, RB Callable 02/01/23 @ 100
5.000%, 02/01/36	4,000	4,078
New York State, Dormitory Authority, NYU Hospital Center Project, Ser A, RB Callable 07/01/20 @ 100
6.000%, 07/01/40	500	531
New York State, Dormitory Authority, Pace University Project, Ser A, RB Callable 05/01/23 @ 100
5.000%, 05/01/29	600	579
5.000%, 05/01/38	500	463
New York State, Dormitory Authority, Build America Bonds, RB
5.427%, 03/15/39	1,000	1,060
New York State, Liberty Development Authority, Bank of America Tower Project, RB Callable 01/15/20 @ 100
6.375%, 07/15/49	1,000	1,057
New York State, Liberty Development Authority, World Trade Center Project, RB Callable 11/15/21 @ 100
5.750%, 11/15/51	4,000	4,188
New York State, Liberty Development, World Trade Center Project, RB Callable 11/01/13 @ 100
0.230%, 12/01/49 (C)	1,000	1,000
Niagara Area, Development Authority, Covanta Energy Project, AMT, RB Callable 11/01/17 @ 100
5.250%, 11/01/42	2,000	1,635

Description	Face Amount ($ Thousands)	Value ($ Thousands)
St. Lawrence County, Industrial Development Agency, Edward John Noble Hospital Project, RB Callable 10/01/13 @ 100
6.250%, 10/01/40	$1,000	$997

		29,783

North Carolina — 1.1%
Charlotte, Ser C, COP Callable 06/01/23 @ 100
5.000%, 06/01/30	1,115	1,153
North Carolina State, Eastern Municipal Power Agency, Ser A, RB Callable 01/01/18 @ 100
5.250%, 01/01/20	500	549
North Carolina State, Eastern Municipal Power Agency, Ser B, RB Callable 01/01/19 @ 100
5.000%, 01/01/26	1,000	1,037
North Carolina State, Medical Care Commission, Deerfield Project, Ser A, RB Callable 11/01/18 @ 100
6.000%, 11/01/33	250	256
North Carolina State, Medical Care Commission, Galloway Ridge Project, Ser A, RB Callable 01/01/20 @ 100
6.000%, 01/01/39	1,335	1,299
North Carolina State, Medical Care Commission, Rex Health Care Project, Ser A, RB
5.000%, 07/01/18	500	564
North Carolina State, Medical Care Commission, Village at Brookwood Project, RB Callable 01/01/14 @ 103
5.250%, 01/01/32	750	710
Surry County, Northern Hospital District, RB Callable 04/01/18 @ 100
6.250%, 10/01/38	500	512

		6,080

Ohio — 6.5%
Buckeye, Tobacco Settlement Financing Authority, Ser A2, RB Callable 06/01/17 @ 100
6.500%, 06/01/47	19,705	14,621
6.000%, 06/01/42	1,435	990
5.875%, 06/01/47	9,160	6,134

SEI Tax Exempt Trust / Annual Report / August 31, 2013	85

SCHEDULE OF INVESTMENTS

Tax-Advantaged Income Fund (Continued)

August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Butler County, Hospital Facilities Revenue Authority, UC Health Project, RB Callable 11/01/20 @ 100
5.500%, 11/01/40	$500	$494
Hamilton County, Health Care Facilities Authority, Christ Hospital Project, RB Callable 06/01/22 @ 100
5.500%, 06/01/42	5,000	5,062
JobsOhio Beverage System, Ser A, RB Callable 01/01/23 @ 100
5.000%, 01/01/38	5,000	4,869
Ohio State, Higher Educational Facility Commission, Oberlin College Project, RB
5.000%, 10/01/14	1,000	1,047
Ohio State, Higher Educational Facility Commission, University Hospital Health Systems Project, RB Pre-Refunded @ 100
6.750%, 01/15/15 (D)	500	543
Ohio State, Turnpike Commission, RB Callable 02/15/23 @ 100
5.000%, 02/15/28	3,000	3,117

		36,877

Oklahoma — 0.2%
Oklahoma State, Turnpike Authority, Ser F, RB Callable 09/03/13 @ 100
0.050%, 01/01/28 (C)	900	900

Oregon — 0.0%
Oregon State, Facilities Authority, Concordia University Project, Ser A, RB Callable 09/01/20 @ 100
6.375%, 09/01/40	150	152

Pennsylvania — 2.1%
Allegheny County, Higher Education Building Authority, Robert Morris University Project, Ser A, RB Callable 10/15/18 @ 100
6.000%, 10/15/38	250	255
Cumberland County, Municipal Authority, Asbury Obligation Group, RB Callable 01/01/20 @ 100
6.000%, 01/01/30	2,500	2,554
Cumberland County, Municipal Authority, Messiah Village Project, Ser A, RB Callable 07/01/18 @ 100
6.000%, 07/01/35	250	251
Dauphin County, General Authority, Pinnacle Health Systems Project, Ser A, RB Callable 06/01/19 @ 100
6.000%, 06/01/36	800	841

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Delaware County, University Revenue Authority, Neumann University Project, RB Callable 10/01/20 @ 100
5.250%, 10/01/31	$1,000	$1,004
Delaware River, Port Authority, Port District Project, RB Callable 01/01/23 @ 100
5.000%, 01/01/24	3,150	3,180
Lancaster County, Hospital Authority, Brethren Village Project, Ser A, RB Callable 07/01/17 @ 100
6.250%, 07/01/26	250	254
Pennsylvania State, Higher Educational Facilities Authority, Edinboro University Foundation Project, RB Callable 07/01/20 @ 100
6.000%, 07/01/43	250	238
Philadelphia, Hospitals & Higher Education Facilities Authority, Temple University Health Systems Project, Ser A, RB Callable 07/01/22 @ 100
5.625%, 07/01/42	1,000	824
Philadelphia, Industrial Development Authority, Global Leadership Academy Project, RB Callable 11/15/20 @ 100
5.750%, 11/15/30	1,000	935
Philadelphia, Industrial Development Authority, Ser A, RB Callable 09/15/17 @ 100
5.500%, 09/15/37	250	222
Susquehanna Area, Regional Airport Authority, Ser A, AMT, RB Callable 01/01/18 @ 100
6.500%, 01/01/38	1,000	1,060
Wilkes-Barre, Finance Authority, University of Scranton Project, RB
4.000%, 11/01/16	265	284

		11,902

South Carolina — 1.0%
South Carolina State, Jobs- Economic Development Authority, Lutheran Homes Project, RB Callable 05/01/17 @ 100
5.500%, 05/01/28	1,050	1,014
South Carolina State, Jobs- Economic Development Authority, The Woodlands at Furman Project, Sub-Ser, RB Callable 10/04/13 @ 51
0.000%, 11/15/47 (B)	76	1

86	SEI Tax Exempt Trust / Annual Report / August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)
South Carolina State, Public Service Authority, Santee Cooper Project, Ser B, RB Callable 12/01/23 @ 100
5.125%, 12/01/43	$5,000	$4,936

		5,951

South Dakota — 0.3%
Minnehaha County, Bethany Lutheran Home for the Aged Project, RB Callable 12/01/17 @ 100
5.500%, 12/01/35	2,000	1,773

Tennessee — 1.4%
Johnson City, Health & Educational Facilities Board, Mountain States Health Alliance Project, RB Callable 07/01/20 @ 100
6.000%, 07/01/38	500	516
Sullivan County, Health Educational & Housing Facilities Board, Wellmont Health System Project, Ser C, RB Callable 09/01/16 @ 100
5.250%, 09/01/36	1,250	1,186
Sumner County, Health Educational & Housing Facilities Board, Regional Health Project, Ser A, RB Callable 11/01/17 @ 100
5.500%, 11/01/37 (A)	20	—
Tennessee State, Energy Acquisition, Ser A, RB
5.250%, 09/01/26	2,000	2,075
Tennessee State, Energy Acquisition, Ser C, RB
5.000%, 02/01/27	4,000	3,961

		7,738

Texas — 7.2%
Brazos, River Authority, TXU Energy Project, Ser B, AMT, RB Callable 10/04/13 @ 101
6.300%, 07/01/32 (C)	375	33
Central Texas, Regional Mobility Authority, Senior Lien, RB Callable 01/01/21 @ 100
6.000%, 01/01/41	1,000	984
Clifton, Higher Education Finance Authority, Idea Public Schools Project, RB Callable 08/15/21 @ 100
5.500%, 08/15/31	1,000	952
Clifton, Higher Education Finance Authority, Uplift Education Project, Ser A, RB
Callable 12/01/20 @ 100
6.125%, 12/01/40	500	496

Description	Face Amount ($ Thousands)	Value ($ Thousands)
Grand Parkway Transportation, Sub- Ser B, RB Callable 10/01/23 @ 100
5.000%, 04/01/53	$7,000	$6,427
Guadalupe-Blanco, River Authority, Texas Central Project, RB
5.625%, 10/01/17	750	817
Gulf Coast, Waste Disposal Authority, Waste Management of Texas Project, Ser C, AMT, RB
Callable 05/01/16 @ 101
5.200%, 05/01/28	500	500
Harris County, Cultural Education Facilities Finance Authority, Baylor College Medical Center Project, RB
Callable 11/15/22 @ 100
4.750%, 11/15/46	2,725	2,315
Harris County, Health Facilities Development Authority, Hermann Health Care Systems Project, Ser B, RB Pre-Refunded @ 100
7.250%, 12/01/18 (D)	250	320
Harrison County, Health Facilities Development Authority, RB
4.000%, 07/01/14	1,000	1,018
Houston, Airport Systems Revenue Authority, Special Facilities, Continental Airlines Project, Ser B, AMT, RB
Callable 10/04/13 @ 100
6.125%, 07/15/27	1,000	946
Houston, Airport Systems Revenue Authority, Special Facilities, Continental Airlines Project, Ser C, AMT, RB
Callable 10/04/13 @ 100
6.125%, 07/15/27	1,020	965
Houston, Airport Systems Revenue Authority, Special Facilities, Continental Airlines Project, Ser E, AMT, RB
Callable 10/04/13 @ 100
6.750%, 07/01/29	1,000	992
Houston, Airport Systems Revenue Authority, Special Facilities, Continental Airlines Project, AMT, RB Callable 07/15/21 @ 100
6.625%, 07/15/38	3,000	2,892
Houston, Higher Education Finance Authority, Cosmos Foundation Project, Ser A, RB
Callable 05/15/21 @ 100
6.500%, 05/15/31	1,500	1,622
Lower Colorado, River Authority, Ser A, RB
Callable 05/15/22 @ 100
5.000%, 05/15/39	1,000	970

SEI Tax Exempt Trust / Annual Report / August 31, 2013	87

SCHEDULE OF INVESTMENTS

Tax-Advantaged Income Fund (Continued)

August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Lubbock, Health Facilities Development Authority, Carillon Project, Ser A, RB
Callable 07/01/16 @ 101
6.500%, 07/01/26	$170	$170
Lufkin, Health Facilities Development Authority, Memorial Health Systems East Texas Project, RB
Callable 02/15/17 @ 100
5.500%, 02/15/37	250	244
North Texas, Tollway Authority, Ser A, RB Callable 02/01/20 @ 100
6.250%, 02/01/23	2,000	2,171
North Texas, Tollway Authority, Ser A, RB Callable 01/01/18 @ 100
5.625%, 01/01/33	250	259
North Texas, Tollway Authority, Ser F, RB Callable 01/01/18 @ 100
5.750%, 01/01/33	1,200	1,244
Pharr, Higher Education Finance Authority, Idea Public Schools Project, Ser A, RB
Callable 08/15/19 @ 100
6.500%, 08/15/39	500	522
Red River, Health Facilities Development Authority, Wichita Falls Retirement Foundation Project, RB
Callable 01/01/22 @ 100
5.500%, 01/01/32	500	467
Callable 01/01/22 @ 100
5.125%, 01/01/41	500	430
San Juan, Higher Education Finance Authority, Idea Public Schools Project, Ser A, RB
Callable 08/15/20 @ 100
6.700%, 08/15/40	500	530
Tarrant County, Cultural Education Facilities Finance Authority, Baylor Health Care Systems Project, RB
Callable 11/15/18 @ 100
6.250%, 11/15/29	500	550
Texas State, Municipal Gas Acquisition & Supply I, Senior Lien, Ser A, RB
5.250%, 12/15/23	670	712
Texas State, Municipal Gas Acquisition & Supply I, Senior Lien, Ser D, RB
6.250%, 12/15/26	430	475
Texas State, Municipal Gas Acquisition & Supply III, RB
Callable 12/15/22 @ 100
5.000%, 12/15/29	10,000	9,303

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Tyler, Health Facilities Development Authority, East Texas Medical Center Project, Ser A, RB
Callable 11/01/17 @ 100
5.375%, 11/01/37	$150	$139
Wise County, Parker County Junior College District Project, RB
Callable 08/15/21 @ 100
8.000%, 08/15/34	1,000	1,097

		40,562

Utah — 0.1%
Utah State, Charter School Finance Authority, Rockwell Charter School Project, Ser A, RB
Callable 02/15/19 @ 100
6.750%, 08/15/28	500	405

Vermont — 0.4%
Vermont State, Economic Development Authority, Casella Waste System Project, AMT, RB
Callable 10/04/13 @ 100
4.750%, 04/01/36 (C)	1,500	1,426
Vermont State, Economic Development Authority, Central Vermont Public Service Project, RB
5.000%, 12/15/20	750	829

		2,255

Virginia — 1.3%
Chesapeake, Expressway Toll Road Revenue, RB
Callable 07/15/28 @ 100
1.866%, 07/15/23 (E)	1,400	578
Chesterfield County, Economic Development Authority, Brandermill Woods Project, RB
Callable 01/01/22 @ 100
5.125%, 01/01/43	1,000	865
Fauquier County, Industrial Development Authority, Fauquier Hospital Obligation Group Project, Ser A, RB
Callable 10/01/17 @ 100
5.250%, 10/01/37	500	506
James City County, Economic Development Authority, United Methodist Home Project, RB
Callable 07/01/17 @ 100
6.000%, 06/01/43	124	99
2.000%, 10/01/48	40	1

88	SEI Tax Exempt Trust / Annual Report / August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)

Lewistown, Commerce Center Community Development Authority, RB
Callable 03/01/18 @ 100
6.050%, 03/01/27	$250	$97
Richmond, Ser A, RB
Callable 01/15/23 @ 100
5.000%, 01/15/29	1,010	1,078
Virginia State, Shops at White Oak Village, Community Development Authority, SAB
5.300%, 03/01/17	88	90
Virginia State, Small Business Financing Authority, Elizabeth River Project, AMT, RB
Callable 07/01/22 @ 100
5.500%, 01/01/42	3,500	3,029
Virginia State, Small Business Financing Authority, Express Lanes Project, Ser Senior Lien, AMT, RB
Callable 01/01/22 @ 100
5.000%, 01/01/40	1,500	1,186

		7,529

Washington — 0.9%
Skagit County, Public Hospital District No. 1, Skagit Valley Hospital Project, RB
4.000%, 12/01/16	460	468
4.000%, 12/01/17	480	487
Skagit County, Public Hospital District No. 1, Skagit Valley Hospital Project, RB
Callable 12/01/20 @ 100
5.750%, 12/01/35	1,500	1,458
Washington State, Health Care Facilities Authority, Catholic Health Initiatives Project, Ser D, RB
Callable 10/01/18 @ 100
6.375%, 10/01/36	400	452
Washington State, Health Care Facilities Authority, Kadlec Regional Medical Center Project, RB Callable 12/01/20 @ 100
5.500%, 12/01/39	1,500	1,359
Washington State, Housing Finance Commission, Skyline at First Hill Project, Ser A, RB Callable 01/01/17 @ 100
5.625%, 01/01/38	1,000	845

		5,069

Description	Face Amount ($ Thousands)/Shares	Value ($ Thousands)

West Virginia — 0.3%
West Virginia State, Economic Development Authority, Ohio Power-Amos Project, Ser A, RB
3.125%, 03/01/43 (C)	$1,000	$1,014
West Virginia State, Hospital Finance Authority, Highland Hospital Obligation Group Project, RB Callable 10/01/21 @ 103
9.125%, 10/01/41	500	591

		1,605

Wisconsin — 0.9%
University of Wisconsin, Hospitals & Clinics Authority, Ser A, RB Callable 04/01/23 @ 100
5.000%, 04/01/38	4,500	4,181
Wisconsin State, Health & Educational Facilities Authority, Prohealth Care Obligation Group Project, RB Pre-Refunded @ 100
6.625%, 02/18/14 (D)	1,000	1,029

		5,210

Total Municipal Bonds (Cost $391,244) ($ Thousands)		370,705

PREFERRED STOCK — 13.9%

Financials — 12.1%
Aegon
6.875%	3,053	75
6.500%	10,002	235
6.375%	124,500	2,875
4.000% (C)	13,100	265
Allstate
5.625%	82,098	1,975
Arch Capital Group
6.750%	40,124	966
Astoria Financial
6.500%	28,131	655
Axis Capital Holdings
6.875%	17,000	408
5.500%	69,700	1,386
Bank of America
7.250% (F)	1,210	1,305
6.375%	23,154	565
6.204%	31,300	762
Bank of New York Mellon
5.200%	49,531	1,064
Barclays Bank PLC
8.125%	39,930	1,008
7.750%	58,500	1,468
7.100%	8,900	221
6.625%	12,500	304

SEI Tax Exempt Trust / Annual Report / August 31, 2013	89

SCHEDULE OF INVESTMENTS

Tax-Advantaged Income Fund (Continued)

August 31, 2013

Description	Shares	Value ($ Thousands)

BB&T
5.625%	39,200	$842
5.200%	2,600	53
Capital One Financial
6.000%	5,200	116
Citigroup
5.800%	56,600	1,245
City National
5.500%	41,823	891
Cullen
5.375%	30,000	658
Deutsche Bank Capital Funding Trust X
7.350%	21,800	559
Deutsche Bank Contingent Capital Trust II
6.550%	122,300	2,996
Deutsche Bank Contingent Capital Trust III
7.600%	30,500	803
First Niagara Financial Group
8.625% (C)	34,000	948
FirstMerit
5.875%	22,978	522
Goldman Sachs Group
6.200%	30,850	754
5.950%	62,100	1,418
4.000% (C)	43,300	891
HSBC Holdings PLC
8.000%	36,600	993
6.200%	65,200	1,604
HSBC USA
6.500%	21,656	533
4.500% (C)	27,970	699
2.858%	36,500	1,758
ING Groep
8.500%	1,100	28
7.200%	1,700	42
7.050%	47,677	1,168
6.375%	57,500	1,317
6.200%	3,000	70
6.125%	38,164	872
JPMorgan Chase
5.500%	12,500	280
KeyCorp
7.750% (F)	5,000	625
M&T Bank
6.375% (E)	2,500	2,555
MetLife
6.500%	133,868	3,307
4.000% (C)	16,900	405
Morgan Stanley Group
4.000% (C)	161,113	3,140
National Westminster Bank PLC
7.763%	10,623	268

Description	Shares	Value ($ Thousands)

PartnerRe
7.250%	15,000	$380
6.500%	12,551	298
5.875%	6,000	134
PNC Financial Services Group
6.125% (C)	25,490	650
Principal Financial Group
6.518% (C)	5,900	146
5.563% (C)	5,000	500
Prudential PLC
6.750%	57,010	1,412
6.500%	2,513	62
RenaissanceRe Holdings
6.080%	45,338	1,054
5.375%	28,104	559
Royal Bank of Scotland Group PLC
5.750%	95,659	1,823
Santander Finance
10.500%	12,701	341
State Street
5.250%	70,176	1,514
SunTrust Banks
5.875%	5,019	110
TCF Financial
7.500%	11,408	285
Texas Capital Bancshares
6.500%	39,000	894
US Bancorp
6.500% (C)	2,100	55
6.000% (C)	75,000	2,012
3.500% (C)	16,800	738
5.150%	57,354	1,269
Wells Fargo
7.500% (F)	2,861	3,247
5.850% (C)	120,000	2,899

		68,279

Utilities — 1.8%
Alabama Power
6.450%	42,000	1,092
Georgia Power
6.500%	15,000	1,530
Gulf Power
6.450%	9,000	950
6.000%	6,000	603
5.600%	20,000	1,961
Interstate Power & Light
5.100%	109,733	2,297
NSTAR Electric
4.780%	10,708	1,085
Washington Gas Light
4.800%	1,000	102
Wisconsin Public Service
6.880%	5,000	505

		10,125

Total Preferred Stock (Cost $71,173) ($ Thousands)		78,404

90	SEI Tax Exempt Trust / Annual Report / August 31, 2013

Description	Face Amount ($ Thousands)	Value ($ Thousands)

U.S. TREASURY OBLIGATIONS — 11.1%
U.S. Treasury Notes
0.250%, 04/30/14 (H)	$16,300	$16,315
1.000%, 05/15/14	300	302
0.250%, 05/31/14	8,900	8,908
0.750%, 06/15/14	900	904
0.250%, 06/30/14	7,600	7,607
0.125%, 07/31/14	16,500	16,498
0.500%, 08/15/14	2,100	2,107
0.250%, 08/31/14	9,800	9,810

Total U.S. Treasury Obligations (Cost $62,445) ($ Thousands)		62,451

CORPORATE BONDS — 7.3%

Financials — 7.3%
AXA (C)
6.463%, 12/14/18	2,400	2,388
6.379%, 12/14/36	1,000	975
Barclays Bank PLC (C)
6.278%, 12/15/34	500	454
BNP Paribas (C)
7.195%, 06/29/49	3,300	3,259
Charles Schwab (C)
7.000%, 02/28/49	2,600	2,847
Citigroup (C)
8.400%, 04/30/18	2,000	2,200
5.900%, 12/29/49	1,300	1,228
Commonwealth Bank of Australia (C)
6.024%, 03/29/49	500	521
General Electric Capital (C)
6.250%, 12/15/49	1,400	1,421
HBOS Capital Funding (C)
6.071%, 06/30/49	2,500	2,409
JPMorgan Chase (C)
7.900%, 04/29/49	2,300	2,536
6.000%, 12/29/49	3,000	2,850
PNC Financial Services Group (C)
4.850%, 05/29/49	400	352
6.750%, 12/31/49	2,500	2,600
QBE Capital Funding II (C)
6.797%, 06/29/49	2,000	2,010
Rabobank Nederland (C)
11.000%, 12/31/49	4,400	5,693
Societe Generale (C)
5.922%, 04/05/17	2,300	2,268
Standard Chartered PLC (C)
7.014%, 07/30/37	2,700	2,723
6.409%, 01/30/49	1,910	1,922
Westpac Capital Trust IV (C)
5.256%, 12/29/49	700	715

Total Corporate Bonds (Cost $36,917) ($ Thousands)		41,371

Description	Shares	Value ($ Thousands)

CASH EQUIVALENT — 1.5%
SEI Tax Exempt Trust, Institutional Tax Free Fund, Cl A 0.020% †(G)	8,691,498	$8,691

Total Cash Equivalent (Cost $8,691) ($ Thousands)		8,691

Total Investments — 99.4% (Cost $570,470) ($ Thousands)		$561,622

Percentages are based on Net Assets of $564,769 ($ Thousands).

A list of outstanding swap agreements held by the Fund at August 31, 2013, is as follows:

Fund Pays	Fund Receives	Termination Date	Notional Amount ($Thousands)	Net Unrealized Appreciation ($Thousands)
2.75%	3M LIBOR	06/19/43	16,700	$2,348

† Investment in Affiliated Security (see Note 2).

(A) Security in default on interest payment.

(B) Zero coupon security. The rate shown on the schedule of investments represents the security’s effective yield at the time of purchase.

(C) Floating Rate Instrument. The rate reflected on the Schedule of Investments is the rate in effect on August 31, 2013. The demand and interest rate reset feature gives this security a shorter effective maturity date.

(D) Pre-Refunded Securities — The maturity date shown is the pre-refunded date.

(E) Step Bonds — The rate reflected on the Schedule of Investments is the effective yield on August 31, 2013. The coupon on a step bond changes on a specified date.

(F) Convertible

(G) Rate shown is the 7-day effective yield as of August 31, 2013.

(H) Security, or a portion thereof, has been pledged as collateral on open swap agreements.

ABAG — Association of Bay Area Governments

AGM — Assured Guaranty Municipal

AMT — Alternative Minimum Tax (subject to)

Cl — Class

COP — Certificate of Participation

FGIC — Financial Guaranty Insurance Company

GO — General Obligation

LIBOR — London Inter-Bank Offer Rate

NATL — National Public Finance Guarantee Corporation

PLC — Public Limited Company

RB — Revenue Bond

RE — Reinsurance provided by the aforementioned guarantor.

SAB — Special Assessment Bond

Ser — Series

TA — Tax Allocation

The following is a summary of the inputs used as of August 31, 2013, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$370,705	$—	$370,705
Preferred Stock	62,513	15,891	—	78,404
U.S. Treasury Obligations	—	62,451	—	62,451
Corporate Bonds	—	41,371	—	41,371
Cash Equivalent	8,691	—	—	8,691

Total Investments in Securities	$71,204	$490,418	$—	$561,622

SEI Tax Exempt Trust / Annual Report / August 31, 2013	91

SCHEDULE OF INVESTMENTS

Tax-Advantaged Income Fund (Concluded)

August 31, 2013

Other Financial Instruments *	Level 1	Level 2	Level 3	Total
Interest Rate Swaps	$2,348	$—	$—	$2,348

Total Other Financial Instruments	$2,348	$—	$—	$2,348

*	Swap contracts are valued at the unrealized appreciation on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

92	SEI Tax Exempt Trust / Annual Report / August 31, 2013

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Statements of Assets and Liabilities ($ Thousands)

August 31, 2013

	Tax Free Fund		Institutional Tax Free Fund		Intermediate-Term Municipal Fund		Short Duration Municipal Fund
ASSETS:
Investments, at value†	$692,264		$936,273		$1,061,487		$1,011,890
Affiliated investment, at value††	—		—		4,602		1,437
Cash	964		64		—		—
Dividends and interest receivable	646		899		11,909		6,035
Receivable for investment securities sold	455		990		359		—
Prepaid expenses	11		17		18		15
Receivable for fund shares sold	—		—		466		910
Total Assets	694,340		938,243		1,078,841		1,020,287
LIABILITIES:
Payable for investment securities purchased	2,826		4,067		3,189		11,450
Investment advisory fees payable	33		45		302		244
Administration fees payable	17		18		276		202
Trustees fees payable	6		8		9		8
Chief Compliance Officer fees payable	2		2		3		2
Shareholder servicing fees payable	—		—		—		—
Income distribution payable	—		9		308		58
Payable for fund shares redeemed	—		—		1,067		1,486
Variation margin payable on financial derivative instruments	—		—		—		—
Accrued expense payable	83		117		132		135
Total Liabilities	2,967		4,266		5,286		13,585
Net Assets	$691,373		$933,977		$1,073,555		$1,006,702
†Cost of investments	$692,264		$936,273		$1,049,058		$1,013,688
†† Cost of affiliated investment	—		—		4,602		1,437
NET ASSETS:
Paid-in capital — (unlimited authorization — no par value)	$691,369		$933,944		$1,062,008		$1,009,018
Undistributed (Distributions in excess of) net investment income	—		(1)		90		430
Accumulated net realized gain (loss) on investments, futures contracts and swap contracts	4		34		(972)		(948)
Net unrealized appreciation (depreciation) on investments	—		—		12,429		(1,798)
Net unrealized appreciation on swap contracts	—		—		—		—
Net Assets	$691,373		$933,977		$1,073,555		$1,006,702
Net Asset Value, Offering and Redemption Price Per Share — Class A	$1.00		$1.00		$11.16		$10.02
	($691,373,112 ÷ 691,518,360 shares	)	($758,204,337 ÷ 758,349,439 shares	)	($1,073,554,756 ÷ 96,157,754 shares	)	($1,006,701,759 ÷ 100,496,401 shares )
Net Asset Value, Offering and Redemption Price Per Share — Class B	N/A		$1.00		N/A		N/A
			($171,464,406 ÷ 171,457,568 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class C	N/A		$1.00		N/A		N/A
			($4,308,360 ÷ 4,313,234 shares	)

Amounts designated as “—” are $0 or have been rounded to $0.

N/A - Not applicable. Share classes currently not offered.

The accompanying notes are an integral part of the financial statements.

94	SEI Tax Exempt Trust / Annual Report / August 31, 2013

California Municipal Bond Fund		Massachusetts Municipal Bond Fund		New Jersey Municipal Bond Fund		New York Municipal Bond Fund		Pennsylvania Municipal Bond Fund		Tax-Advantaged Income Fund

$202,120		$41,207		$79,312		$123,334		$ 97,556		$552,931
2,546		289		3,215		3,062		1,987		8,691
—		—		—		—		—		11
2,993		364		807		1,241		1,158		6,171
—		—		—		—		—		—
3		1		1		2		8		9
114		22		39		77		73		596
207,776		41,883		83,374		127,716		100,782		568,409

—		—		—		2,971		—		2,558
58		12		23		40		31		203
43		9		20		28		11		150
2		—		1		1		1		5
—		—		—		—		—		1
—		1		—		3		10		—
44		9		10		24		62		304
70		17		47		171		44		299
—		—		—		—		—		54
30		8		10		15		18		66
247		56		111		3,253		177		3,640
$207,529		$41,827		$83,263		$124,463		$100,605		$564,769
$200,034		$40,266		$77,365		$122,001		$ 96,475		$561,779
2,546		289		3,215		3,062		1,987		8,691

$204,270		$40,701		$81,233		$122,795		$100,774		$570,409
4		3		2		5		11		(699)
1,169		182		81		330		(1,261)		1,559
2,086		941		1,947		1,333		1,081		(8,848)
—		—		—		—		—		2,348
$207,529		$41,827		$83,263		$124,463		$100,605		$564,769
$10.47		$10.34		$10.32		$10.48		$10.45		$9.31
($207,529,271 ÷ 19,825,340 shares	)	($41,826,536 ÷ 4,043,675 shares	)	($83,263,096 ÷ 8,065,145 shares	)	($124,462,797 ÷ 11,872,771 shares	)	($76,702,930 ÷ 7,340,256 shares	)	($564,769,011 ÷ 60,684,226 shares )
N/A		N/A		N/A		N/A		$10.45		N/A
								($23,901,822 ÷ 2,286,395 shares	)
N/A		N/A		N/A		N/A		N/A		N/A

SEI Tax Exempt Trust / Annual Report / August 31, 2013	95

Statements of Operations ($ Thousands)

For the year ended August 31, 2013

	Tax Free Fund	Institutional Tax Free Fund	Intermediate-Term Municipal Fund	Short Duration Municipal Fund
Investment Income:
Interest Income	$1,105	$1,713	$35,068	$11,669
Dividend Income	—	—	—	—
Dividends from Affiliated Investments*	—	—	1	4
Total Investment Income	1,105	1,713	35,069	11,673
Expenses:
Administration Fees	2,370	3,605	2,519	2,121
Shareholder Servicing Fees — Class A	1,645	2,024	2,625	2,209
Administrative and Shareholder Servicing Fees — Class B(1)	—	563	—	—
Administrative and Shareholder Servicing Fees — Class C(1)	—	21	—	—
Investment Advisory Fees	263	401	3,464	2,916
Trustees’ Fees	23	34	37	31
Chief Compliance Officer Fees	3	5	5	5
Professional Fees	45	62	70	64
Pricing Fees	40	61	64	53
Printing Fees	35	49	53	50
Registration Fees	27	43	46	34
Custodian/Wire Agent Fees	20	29	31	30
Other Expenses	27	40	46	38
Total Expenses	4,498	6,937	8,960	7,551
Less, Waiver of:
Administration Fees	(1,811)	(2,816)	—	—
Shareholder Servicing Fees — Class A	(1,645)	(2,024)	(1,788)	(1,436)
Administrative and Shareholder Servicing Fees — Class B	—	(563)	—	—
Administrative and Shareholder Servicing Fees — Class C	—	(21)	—	—
Investment Advisory Fees	—	—	(515)	(512)
Net Expenses	1,042	1,513	6,657	5,603
Net Investment Income	63	200	28,412	6,070
Net Realized Gain (Loss) on:
Investments	4	32	5,718	(306)
Futures Contracts	—	—	—	—
Swap Contracts	—	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	—	—	(66,783)	(4,899)
Futures Contracts	—	—	—	—
Swap Contracts	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	$67	$232	$(32,653)	$865

*	See Note 2 in the Notes to Financial Statements.
(1)	Indicates class specific Administrative and Shareholder Servicing Fees.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

96	SEI Tax Exempt Trust / Annual Report / August 31, 2013

California Municipal Bond Fund	Massachusetts Municipal Bond Fund	New Jersey Municipal Bond Fund	New York Municipal Bond Fund	Pennsylvania Municipal Bond Fund	Tax-Advantaged Income Fund

$6,059	$1,284	$2,475	$3,350	$2,993	$20,816
—	—	—	—	—	4,644
1	—	1	—	—	5
6,060	1,284	2,476	3,350	2,993	25,465

473	100	192	283	190	1,808
493	104	199	295	176	1,293
—	—	—	—	74	—
—	—	—	—	—	—
650	137	263	390	333	2,583
7	1	3	4	3	18
1	1	1	1	1	3
14	3	5	8	7	37
12	2	5	7	6	32
11	2	4	6	5	30
8	2	4	5	4	16
6	1	2	4	3	20
8	1	3	5	3	23
1,683	354	681	1,008	805	5,863

—	—	—	—	(95)	(105)
(455)	(66)	(183)	(223)	(14)	(1,074)
—	—	—	—	(54)	—
—	—	—	—	—	—
(37)	(25)	(15)	(71)	(76)	(219)
1,191	263	483	714	566	4,465
4,869	1,021	1,993	2,636	2,427	21,000

1,169	265	198	571	53	308
—	—	—	—	—	708
—	—	—	—	—	1,487

(12,507)	(2,746)	(4,002)	(6,203)	(5,005)	(49,639)
—	—	—	—	—	407
—	—	—	—	—	2,348
$(6,469)	$(1,460)	$(1,811)	$(2,996)	$(2,525)	$(23,381)

SEI Tax Exempt Trust / Annual Report / August 31, 2013	97

Statements of Changes in Net Assets ($ Thousands)

For the years ended August 31,

	Tax Free Fund		Institutional Tax Free Fund
	2013	2012	2013	2012
Operations:
Net Investment Income	$63	$57	$200	$273
Net Realized Gain (Loss) on Investments	4	3	32	8
Net Change in Unrealized Appreciation (Depreciation) on Investments	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	67	60	232	281
Dividends and Distributions to Shareholders:
Net Investment Income
Class A	(66)	(56)	(162)	(215)
Class B	N/A	N/A	(37)	(57)
Class C	N/A	N/A	(1)	(1)
Net Realized Gains
Class A	—	—	—	(53)
Class B	N/A	N/A	—	(17)
Class C	N/A	N/A	—	—
Total Dividends and Distributions	(66)	(56)	(200)	(343)
Capital Share Transactions:(1)
Class A:
Proceeds from Shares Issued	5,066,729	3,559,454	3,566,840	2,952,195
Reinvestment of Dividends & Distributions	63	53	74	113
Cost of Shares Redeemed	(4,931,125)	(3,588,723)	(3,587,018)	(2,955,952)
Net Increase (Decrease) from Class A Transactions	135,667	(29,216)	(20,104)	(3,644)
Class B:
Proceeds from Shares Issued	N/A	N/A	633,705	493,354
Reinvestment of Dividends & Distributions	N/A	N/A	22	40
Cost of Shares Redeemed	N/A	N/A	(625,600)	(506,517)
Net Increase (Decrease) from Class B Transactions	N/A	N/A	8,127	(13,123)
Class C:
Proceeds from Shares Issued	N/A	N/A	24,433	32,719
Reinvestment of Dividends & Distributions	N/A	N/A	—	1
Cost of Shares Redeemed	N/A	N/A	(23,931)	(31,908)
Net Increase from Class C Transactions	N/A	N/A	502	812
Net Increase (Decrease) in Net Assets from Capital Shares Transactions	135,667	(29,216)	(11,475)	(15,955)
Net Increase (Decrease) in Net Assets	135,668	(29,212)	(11,443)	(16,017)
Net Assets:
Beginning of Year	555,705	584,917	945,420	961,437
End of Year	$691,373	$555,705	$933,977	$945,420
Undistributed (Distributions in excess of) net investment income	$—	$3	$(1)	$(1)
(1)	For Capital Share Transactions, see Note 7 in the Notes to Financial Statements.
Amounts	designated as “—” are $0 or have been rounded to $0.
N/A	- Not applicable. Share classes currently not offered.

The accompanying notes are an integral part of the financial statements.

98	SEI Tax Exempt Trust / Annual Report / August 31, 2013

Intermediate-Term Municipal Fund		Short Duration Municipal Fund		California Municipal Bond Fund
2013	2012	2013	2012	2013	2012

$28,412	$28,572	$6,070	$7,544	$4,869	$4,946
5,718	9,370	(306)	(556)	1,169	2,128

(66,783)	25,318	(4,899)	80	(12,507)	3,324

(32,653)	63,260	865	7,068	(6,469)	10,398

(28,296)	(28,645)	(5,810)	(7,674)	(4,868)	(4,945)
N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A

—	—	—	(39)	(1,293)	—
N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A
(28,296)	(28,645)	(5,810)	(7,713)	(6,161)	(4,945)

334,901	229,933	572,009	392,869	79,398	33,198
24,889	25,311	4,984	6,645	5,446	4,390
(235,616)	(211,925)	(327,972)	(250,536)	(41,398)	(38,261)
124,174	43,319	249,021	148,978	43,446	(673)

N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A

124,174	43,319	249,021	148,978	43,446	(673)
63,225	77,934	244,076	148,333	30,816	4,780

1,010,330	932,396	762,626	614,293	176,713	171,933
$1,073,555	$1,010,330	$1,006,702	$762,626	$207,529	$176,713

$90	$(5)	$430	$224	$4	$3

SEI Tax Exempt Trust / Annual Report / August 31, 2013	99

Statements of Changes in Net Assets ($ Thousands)

For the years ended August 31,

	Massachusetts Municipal Bond Fund		New Jersey Municipal Bond Fund
	2013	2012	2013	2012
Operations:
Net Investment Income	$1,021	$1,030	$1,993	$2,113
Net Realized Gain (Loss) on Investments, Futures Contracts and Swap Contracts	265	209	198	229
Net Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts and Swap Contracts	(2,746)	871	(4,002)	1,164
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,460)	2,110	(1,811)	3,506
Dividends and Distributions to Shareholders:
Net Investment Income
Class A	(1,019)	(1,037)	(1,991)	(2,111)
Class B	N/A	N/A	N/A	N/A
Net Realized Gains
Class A	(203)	(196)	(260)	(42)
Class B	N/A	N/A	N/A	N/A
Total Dividends and Distributions	(1,222)	(1,233)	(2,251)	(2,153)
Capital Share Transactions:(1)
Class A:
Proceeds from Shares Issued	9,995	6,442	23,819	14,752
Reinvestment of Dividends & Distributions	1,098	1,121	2,112	2,023
Cost of Shares Redeemed	(7,334)	(6,792)	(15,201)	(16,970)
Net Increase (Decrease) from Class A Transactions	3,759	771	10,730	(195)
Class B:
Proceeds from Shares Issued	N/A	N/A	N/A	N/A
Reinvestment of Dividends & Distributions	N/A	N/A	N/A	N/A
Cost of Shares Redeemed	N/A	N/A	N/A	N/A
Net Increase from Class B Transactions	N/A	N/A	N/A	N/A
Net Increase (Decrease) in Net Assets from Capital Shares Transactions	3,759	771	10,730	(195)
Net Increase in Net Assets	1,077	1,648	6,668	1,158
Net Assets:
Beginning of Year	40,750	39,102	76,595	75,437
End of Year	$41,827	$40,750	$83,263	$76,595
Undistributed (Distributions in excess of) net investment income	$3	$1	$2	$—
(1)	For Capital Share Transactions, see Note 7 in the Notes to Financial Statements.
Amounts	designated as “—” are $0 or have been rounded to $0.
N/A	- Not applicable. Share classes currently not offered.

The accompanying notes are an integral part of the financial statements.

100	SEI Tax Exempt Trust / Annual Report / August 31, 2013

New York Municipal Bond Fund		Pennsylvania Municipal Bond Fund		Tax-Advantaged Income Fund
2013	2012	2013	2012	2013	2012

$2,636	$2,758	$2,427	$2,455	$21,000	$16,260
571	962	53	394	2,503	(2,504)
(6,203)	1,069	(5,005)	2,083	(46,884)	32,709
(2,996)	4,789	(2,525)	4,932	(23,381)	46,465

(2,631)	(2,758)	(1,766)	(1,740)	(20,476)	(15,947)
N/A	N/A	(656)	(692)	N/A	N/A

(718)	(988)	—	—	—	—
N/A	N/A	—	—	N/A	N/A
(3,349)	(3,746)	(2,422)	(2,432)	(20,476)	(15,947)

34,895	22,108	26,459	16,341	278,991	152,034
3,000	3,393	1,537	1,447	17,356	13,487
(18,847)	(18,179)	(11,716)	(14,808)	(117,056)	(64,330)
19,048	7,322	16,280	2,980	179,291	101,191

N/A	N/A	4,899	3,071	N/A	N/A
N/A	N/A	75	69	N/A	N/A
N/A	N/A	(3,199)	(2,583)	N/A	N/A
N/A	N/A	1,775	557	N/A	N/A
19,048	7,322	18,055	3,537	179,291	101,191
12,703	8,365	13,108	6,037	135,434	131,709

111,760	103,395	87,497	81,460	429,335	297,626
$124,463	$111,760	$100,605	$87,497	$564,769	$429,335
$5	$—	$11	$25	$(699)	$(641)

SEI Tax Exempt Trust / Annual Report / August 31, 2013	101

Financial Highlights

For the years ended August 31,

For a Share Outstanding Throughout the Years

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) on Investments*	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Net Expenses to Average Net Assets‡		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Tax Free Fund
Class A
2013	$1.00	$—	$—	$—	$—	$—	$—	$1.00	0.01%	$691,373	0.16	%(1)	0.68%	0.01%	N/A
2012	1.00	—	—	—	—	—	—	1.00	0.01	555,705	0.23	(1)	0.69	0.01	N/A
2011	1.00	—	—	—	—	—	—	1.00	0.03	584,917	0.30	(1)	0.69	0.01	N/A
2010	1.00	—	—	—	—	—	—	1.00	0.03	624,432	0.36	(2)	0.70	0.03	N/A
2009	1.00	0.010	—	0.010	(0.010)	—	—	1.00	1.06	981,847	0.48	(2)(3)	0.72	1.01	N/A
Institutional Tax Free Fund
Class A
2013	$1.00	$—	$—	$—	$—	$—	$—	$1.00	0.02%	$758,204	0.15	%(1)	0.68%	0.02%	N/A
2012	1.00	—	—	—	—	—	—	1.00	0.03	778,284	0.22	(1)	0.69	0.03	N/A
2011	1.00	0.001	—	0.001	(0.001)	—	—	1.00	0.06	781,975	0.27	(1)	0.69	0.05	N/A
2010	1.00	0.001	—	0.001	(0.001)	—	—	1.00	0.08	830,532	0.29	(2)	0.70	0.09	N/A
2009	1.00	0.012	—	0.012	(0.012)	—	—	1.00	1.22	1,109,466	0.37	(2)(4)	0.72	1.14	N/A
Class B
2013	$1.00	$—	$—	$—	$—	$—	$—	$1.00	0.02%	$171,465	0.15	%(1)	0.73%	0.02%	N/A
2012	1.00	—	—	—	—	—	—	1.00	0.03	163,330	0.22	(1)	0.74	0.03	N/A
2011	1.00	0.001	—	0.001	(0.001)	—	—	1.00	0.06	176,468	0.27	(1)	0.74	0.05	N/A
2010	1.00	0.001	—	0.001	(0.001)	—	—	1.00	0.07	178,900	0.30	(2)	0.74	0.07	N/A
2009	1.00	0.009	—	0.009	(0.009)	—	—	1.00	0.94	241,788	0.64	(2)(4)	0.75	0.93	N/A
Class C
2013	$1.00	$—	$—	$—	$—	$—	$—	$1.00	0.02%	$4,308	0.15	%(1)	0.93%	0.02%	N/A
2012	1.00	—	—	—	—	—	—	1.00	0.03	3,806	0.22	(1)	0.94	0.03	N/A
2011	1.00	0.001	—	0.001	(0.001)	—	—	1.00	0.06	2,994	0.27	(1)	0.93	0.05	N/A
2010	1.00	0.001	—	0.001	(0.001)	—	—	1.00	0.06	5,710	0.31	(2)	0.95	0.07	N/A
2009	1.00	0.008	—	0.008	(0.008)	—	—	1.00	0.78	14,699	0.81	(2)(4)	0.92	0.82	N/A
Intermediate-Term Municipal Fund
Class A
2013	$11.81	$0.32	$(0.65)	$(0.33)	$(0.32)	$—	$(0.32)	$11.16	(2.92)%	$1,073,555	0.63%		0.85%	2.70%	24%
2012	11.39	0.35	0.42	0.77	(0.35)	—	(0.35)	11.81	6.83	1,010,330	0.64		0.86	2.98	27
2011	11.48	0.38	(0.09)	0.29	(0.38)	—	(0.38)	11.39	2.62	932,396	0.63		0.86	3.37	23
2010	10.83	0.38	0.65	1.03	(0.38)	—	(0.38)	11.48	9.71	937,231	0.63		0.86	3.45	20
2009	10.70	0.38	0.13 ††	0.51	(0.38)	—	(0.38)	10.83	4.92	812,639	0.63		0.86	3.61	36
Short Duration Municipal Fund
Class A
2013	$10.07	$0.07	$(0.05)	$0.02	$(0.07)	$—	$(0.07)	$10.02	0.17%	$1,006,702	0.63%		0.85%	0.69%	42%
2012	10.08	0.11	(0.01)	0.10	(0.11)	—	(0.11)	10.07	1.03	762,626	0.64		0.86	1.09	42
2011	10.11	0.14	(0.03)	0.11	(0.14)	—	(0.14)	10.08	1.06	614,293	0.63		0.86	1.36	69
2010	10.16	0.18	—	0.18	(0.18)	(0.05)	(0.23)	10.11	1.79	572,521	0.63		0.86	1.75	33
2009	10.06	0.27	0.10	0.37	(0.27)	—	(0.27)	10.16	3.70	434,025	0.63		0.86	2.68	68
California Municipal Bond Fund
Class A
2013	$11.13	$0.27	$(0.58)	$(0.31)	$(0.27)	$(0.08)	$(0.35)	$10.47	(2.92)%	$207,529	0.60%		0.85%	2.47%	10%
2012	10.78	0.32	0.35	0.67	(0.32)	—	(0.32)	11.13	6.27	176,713	0.61		0.86	2.89	20
2011	10.85	0.34	(0.07)	0.27	(0.34)	—	(0.34)	10.78	2.64	171,933	0.60		0.86	3.20	12
2010	10.24	0.35	0.61	0.96	(0.35)	—	(0.35)	10.85	9.56	165,191	0.60		0.86	3.36	7
2009	10.22	0.34	0.06 ††	0.40	(0.34)	(0.04)	(0.38)	10.24	4.11	145,833	0.60		0.86	3.40	25

(1)	The Distributor and/or the Administrator has voluntarily agreed to waive and reduce its fee and/or reimburse certain expenses of the Tax Free Fund and Institutional Tax Free Fund in order to limit the one-day net income yield of the Fund’s to not less than 0.01% and 0.05% respectively, of the Funds’ average daily net assets of the share class. Had this waiver been excluded, the expense ratio would have been equal to, or less than, the expense cap ratio. See Note 3.
(2)	The Distributor and/or the Administrator has voluntarily agreed to waive and reduce its fee and/or reimburse certain expenses of the Tax Free Fund and Institutional Tax Free Fund in order to limit the one-day net income yield of the Fund’s to not less than 0.01% and 0.05% respectively, of the Funds’ average daily net assets of the share class. Had this waiver and the Treasury Guarantee Program expense been excluded, the expense ratio would have been equal to, or less than, the expense cap ratio. See Note 3. The Trust participated in the Treasury Guarantee Program for the Money Market Funds from September 18, 2008 through September 19, 2009.
(3)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 0.48%.
(4)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio for Class A, Class B and Class C would have been 0.37%, 0.64% and 0.81%, respectively.
*	Per share calculations were performed using average shares.
†	Total return and portfolio turnover rate are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.
‡	The expense ratio includes Trustee fees that are not subject to any voluntary or reimbursement agreement. Had the fees been excluded, the expense ratios would have been equal to, or less than, the expense cap ratio. See Note 3.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

102	SEI Tax Exempt Trust / Annual Report / August 31, 2013

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) on Investments*	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Net Expenses to Average Net Assets‡	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Massachusetts Municipal Bond Fund
Class A
2013	$11.03	$0.27	$(0.64)	$(0.37)	$(0.27)	$(0.05)	$(0.32)	$10.34	(3.45)%	$41,827	0.63%	0.85%	2.45%	18%
2012	10.77	0.29	0.32	0.61	(0.29)	(0.06)	(0.35)	11.03	5.71	40,750	0.64	0.86	2.63	10
2011	10.83	0.31	(0.03)	0.28	(0.31)	(0.03)	(0.34)	10.77	2.72	39,102	0.63	0.86	2.93	17
2010	10.26	0.32	0.61	0.93	(0.32)	(0.04)	(0.36)	10.83	9.23	38,439	0.63	0.86	3.09	14
2009	9.99	0.35	0.30	0.65	(0.35)	(0.03)	(0.38)	10.26	6.67	33,578	0.63	0.86	3.51	20
New Jersey Municipal Bond Fund
Class A
2013	$10.85	$0.27	$(0.49)	$(0.22)	$(0.27)	$(0.04)	$(0.31)	$10.32	(2.15)%	$83,263	0.60%	0.85%	2.50%	9%
2012	10.65	0.30	0.21	0.51	(0.30)	(0.01)	(0.31)	10.85	4.83	76,595	0.61	0.86	2.81	16
2011	10.80	0.32	(0.12)	0.20	(0.32)	(0.03)	(0.35)	10.65	1.90	75,437	0.60	0.86	3.04	6
2010	10.31	0.33	0.49	0.82	(0.33)	—	(0.33)	10.80	8.06	79,941	0.60	0.86	3.12	12
2009	10.13	0.33	0.18	0.51	(0.33)	—	(0.33)	10.31	5.21	76,339	0.60	0.86	3.32	7
New York Municipal Bond Fund
Class A
2013	$11.05	$0.24	$(0.50)	$(0.26)	$(0.24)	$(0.07)	$(0.31)	$10.48	(2.41)%	$124,463	0.60%	0.85%	2.23%	13%
2012	10.94	0.28	0.22	0.50	(0.28)	(0.11)	(0.39)	11.05	4.67	111,760	0.61	0.87	2.59	17
2011	11.08	0.32	(0.06)	0.26	(0.32)	(0.08)	(0.40)	10.94	2.42	103,395	0.60	0.86	2.95	18
2010	10.52	0.33	0.56	0.89	(0.33)	—	(0.33)	11.08	8.59	111,621	0.60	0.86	3.07	10
2009	10.37	0.35	0.19	0.54	(0.35)	(0.04)	(0.39)	10.52	5.33	100,387	0.60	0.86	3.40	10
Pennsylvania Municipal Bond Fund
Class A
2013	$10.98	$0.27	$(0.53)	$(0.26)	$(0.27)	$—	$(0.27)	$10.45	(2.41)%	$76,703	0.63%	0.83%	2.51%	9%
2012	10.65	0.31	0.33	0.64	(0.31)	—	(0.31)	10.98	6.08	64,117	0.63	0.84	2.89	12
2011	10.71	0.33	(0.05)	0.28	(0.34)	—	(0.34)	10.65	2.70	59,344	0.63	0.84	3.17	14
2010	10.15	0.36	0.56	0.92	(0.36)	—	(0.36)	10.71	9.21	56,367	0.63	0.84	3.45	15
2009	10.25	0.38	(0.10)	0.28	(0.38)	—	(0.38)	10.15	2.88	47,932	0.63	0.92	3.79	15
Class B
2013	$10.99	0.29	$(0.54)	$(0.25)	$(0.29)	$—	$(0.29)	$10.45	(2.35)%	$23,902	0.48%	0.88%	2.66%	9%
2012	10.66	0.33	0.33	0.66	(0.33)	—	(0.33)	10.99	6.24	23,380	0.48	0.89	3.04	12
2011	10.72	0.35	(0.06)	0.29	(0.35)	—	(0.35)	10.66	2.85	22,116	0.48	0.89	3.33	14
2010	10.16	0.37	0.56	0.93	(0.37)	—	(0.37)	10.72	9.35	24,812	0.48	0.89	3.60	15
2009	10.25	0.39	(0.09)	0.30	(0.39)	—	(0.39)	10.16	3.11	25,946	0.48	0.97	3.92	15
Tax-Advantaged Income Fund
Class A
2013	$9.99	$0.41	$(0.69)	$(0.28)	$(0.40)	$—	$(0.40)	$9.31	(3.04)%	$564,769	0.86%	1.13%	4.06%	32%
2012	9.19	0.44	0.79	1.23	(0.43)	—	(0.43)	9.99	13.72	429,335	0.87	1.14	4.61	13
2011	9.53	0.45	(0.35)	0.10	(0.44)	—	(0.44)	9.19	1.16	297,626	0.86	1.14	4.90	19
2010	8.59	0.46	0.93	1.39	(0.45)	—	(0.45)	9.53	16.51	212,409	0.86	1.13	4.98	18
2009	8.95	0.50	(0.37)††	0.13	(0.49)	—	(0.49)	8.59	2.34	161,118	0.86	1.13	6.45	16

SEI Tax Exempt Trust / Annual Report / August 31, 2013	103

Notes to Financial Statements

August 31, 2013

1. ORGANIZATION

SEI Tax Exempt Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated March 15, 1982.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company with ten operational funds (“Funds”): the Tax Free and Institutional Tax Free Funds, (each a “Fund”, collectively “the Money Market Funds”), and the Intermediate-Term Municipal, Short Duration Municipal, California Municipal Bond, Massachusetts Municipal Bond, New Jersey Municipal Bond, New York Municipal Bond, Pennsylvania Municipal Bond, and Tax-Advantaged Income Funds (each a “Fund”, collectively “the Fixed Income Funds”). The Funds are registered to offer up to three classes of shares: Class A, Class B and Class C. Currently, the Money Market Funds and the Fixed Income Funds have operational Class A shares, the Institutional Tax Free and Pennsylvania Municipal Bond Funds have operational Class B shares, and the Institutional Tax Free Fund has operational Class C shares.

The Trust’s prospectuses provide a description of each Fund’s investment objective, policies and strategies. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds.

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Investment securities of the Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Investment securities of the Fixed Income Funds listed on a securities exchange, market or automated quotation system for which quotations are readily available are valued at the last quoted sale price on the primary exchange or market on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. If available, debt securities are priced based upon valuations provided by independent third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees. The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Funds’ Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of August 31, 2013, there were no fair valued securities in the Funds.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the

104	SEI Tax Exempt Trust / Annual Report / August 31, 2013

hierarchy include, but are not limited to, preferred stock, bank loans, warrants, swaps and forward contracts.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The valuation techniques used by the Funds to measure fair value during the year ended August 31, 2013 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended August 31, 2013, the Funds did not have transfers between Level 1 and Level 2 assets and liabilities. For the year ended August 31, 2013, the Funds did not have transfers in or out of Level 3 assets and liabilities.

For the year ended August 31, 2013, there were no Level 3 securities held by the Funds.

For the year ended August 31, 2013, there have been no significant changes to the Trust’s fair valuation methodologies.

For details of the investment classification, reference the Schedules of Investments.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of the Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed. At August 31, 2013, the Funds did not own any illiquid securities.

Classes — Class-specific expenses are borne by that class of shares. Income, expenses, and realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Futures Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of August 31, 2013, if applicable.

The Tax-Advantaged Income Fund utilized interest rate futures contracts during the year ended August 31, 2013.

Swap Agreements — To the extent consistent with its Investment Objective and Strategies, the Fixed Income Funds may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, a Fixed Income Fund may enter into a swap to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; to hedge an existing position; to obtain a particular desired return at a lower cost to a Fixed Income Fund than if it had invested directly in an instrument that yielded the desired return; or for various other reasons. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the “underlying”) and a predetermined amount (referred to as the “notional amount”). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party’s obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement. Refer to the Funds’ schedules of investments for details regarding swap contracts. At August 31, 2013, all swap agreements were considered to be interest rate risk.

Investment in Affiliated Registered Investment Company — The Funds may invest in affiliated money market funds. Income received from such investments is listed under dividends from affiliated registered investment companies in the Statement of Operations.

SEI Tax Exempt Trust / Annual Report / August 31, 2013	105

Notes to Financial Statements (Continued)

August 31, 2013

Discount and Premium Amortization — All amortization is calculated using the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Any net realized capital gains on sales of securities after capital loss carryover are distributed at least annually by the Funds.

Redemption Fees — The Fixed Income Funds may charge a redemption fee based on a redemption, or a series of redemptions from a single identifiable source that in the aggregate exceed a specific dollar threshold within any thirty day period, as presented below:

	Dollar Threshold ($ Thousands)	Redemption Fee
Intermediate-Term Municipal Fund	$25,000	0.50%
Short Duration Municipal Fund	25,000	0.50
California Municipal Bond Fund	10,000	0.50
Massachusetts Municipal Bond Fund	10,000	0.50
New Jersey Municipal Bond Fund	10,000	0.50
New York Municipal Bond Fund	10,000	0.50
Pennsylvania Municipal Bond Fund	10,000	0.50
Tax-Advantaged Income Fund	10,000	0.50

For the fiscal year ended August 31, 2013, the Fixed Income Funds did not charge any redemption fees. Such fees, if any, are retained by the Fixed Income Funds for the benefit of the remaining shareholders.

3. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration, and Distribution Agreements — SEI Investments Management Corporation (“SIMC”) serves as the Investment Adviser (the “Adviser”) to each Fund. In connection with serving as Adviser to the Fixed Income Funds, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund. In connection with serving as Adviser to the Money Market Funds, SIMC is entitled to a tiered fee, which is calculated daily and paid monthly, based on the combined assets of the Money Market Funds. The annual fee received by SIMC for the Money Market Funds is paid to the sub-advisers of the Money Market Funds in accordance with the sub-advisory agreements. Accordingly, SIMC does not retain a fee for its services as Adviser to the Money Market Funds.

SEI Investments Global Funds Services (the “Administrator”) provides the Trust with administrative and transfer agent services. For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”) and a registered broker-dealer, acts as the Distributor of the shares of the Trust under a Distribution Agreement. The Trust has adopted plans under which firms, including the Distributor, that provide shareholder and administrative services may receive compensation.

Such plans provide fees payable to the Distributor up to the following amounts, calculated as a percentage of the average daily net assets attributable to each particular class of each respective fund.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level.

The voluntary waivers by the Funds’ Adviser, Administrator and/or Distributor are limited to the Funds’ direct operating expenses and, therefore, do not apply to indirect expense incurred by the Funds, such as acquired fund fees and expenses. The waivers are voluntary and the Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of these waivers at any time.

106	SEI Tax Exempt Trust / Annual Report / August 31, 2013

The following is a summary of annual fees payable to the Adviser, Administrator and/or Distributor and the voluntary expense limitations for each fund:

	Advisory Fees		Administration Fees	Shareholder Servicing Fees	Administrative Service Fees	Voluntary Expense Limitations (2)
Tax Free Fund
Class A	0.05	%(1)	0.36%	0.25%	—	0.45%
Institutional Tax Free Fund
Class A	0.05	%(1)	0.36%	0.25%	—	0.33%
Class B	0.05	%(1)	0.36%	0.25%	0.05%	0.63%
Class C	0.05	%(1)	0.36%	0.25%	0.25%	0.83%
Intermediate-Term Municipal Fund
Class A	0.33%		0.24%	0.25%	—	0.63%
Short Duration Municipal Fund
Class A	0.33%		0.24%	0.25%	—	0.63%
California Municipal Bond Fund
Class A	0.33%		0.24%	0.25%	—	0.60%
Massachusetts Municipal Bond Fund
Class A	0.33%		0.24%	0.25%	—	0.63%
New Jersey Municipal Bond Fund
Class A	0.33%		0.24%	0.25%	—	0.60%
New York Municipal Bond Fund
Class A	0.33%		0.24%	0.25%	—	0.60%
Pennsylvania Municipal Bond Fund
Class A	0.35%		0.20%	0.25%	—	0.63%
Class B	0.35%		0.20%	0.25%	0.05%	0.48%
Tax-Advantaged Income Fund
Class A	0.50%		0.35%	0.25%	—	0.86%

(1)	The Adviser receives an annual fee equal to 0.05% on the first $500 million of net assets, 0.04% for the next $500 million and 0.03% of net assets in excess of $1 billion. The fee is calculated based on the combined assets of the Tax Free and Institutional Tax Free Funds.
(2)	Represents a voluntary cap that may be discontinued at any time.

The Administrator and/or Distributor have voluntarily agreed to waive and reduce their fee and/or reimburse certain expenses of the Money Market Funds in order to ensure the one-day net income yield of the Funds is not less than 0.01% of the Funds’ average daily net assets. The waiver is voluntary and can be terminated by the Funds’ Administrator and/or Distributor at any time. The following table shows the waivers by class for the year ended August 31, 2013:

	Administration Fee Waiver ($ Thousands)	Administrative and Shareholder Servicing Fee Waiver ($ Thousands)
Tax Free Fund, Cl A	$1,811	$—
Institutional Tax Free Fund, Cl A	1,420	—
Institutional Tax Free Fund, Cl B	334	563
Institutional Tax Free Fund, Cl C	7	21

As of August 31, 2013, SIMC has entered into investment sub-advisory agreements with the following parties:

Investment Sub-Adviser
Tax Free Fund
BofA Advisors, LLC
Institutional Tax Free Fund
BofA Advisors, LLC
Intermediate-Term Municipal Fund
Delaware Investments Fund Advisers
Standish Mellon Asset Management

Investment Sub-Adviser
Short Duration Municipal Fund
Neuberger Berman Fixed Income, LLC
Wells Capital Management, Inc.
California Municipal Bond Fund
McDonnell Investment Management, LLC
Massachusetts Municipal Bond Fund
Standish Mellon Asset Management
New Jersey Municipal Bond Fund
McDonnell Investment Management, LLC
New York Municipal Bond Fund
Standish Mellon Asset Management
Pennsylvania Municipal Bond Fund
Standish Mellon Asset Management
Tax-Advantaged Income Fund
Pacific Investment Management Company, LLC
Spectrum Asset Management

Under the investment sub-advisory agreements, each sub-adviser receives an annual fee paid by SIMC.

Other — Certain Officers and Trustees of the Trust are also Officers and/or Directors of the Administrator, the Distributor, and/or SIMC, a wholly owned subsidiary of SEI Investments. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator or the Adviser pays compensation of Officers and affiliated Trustees.

SEI Tax Exempt Trust / Annual Report / August 31, 2013	107

Notes to Financial Statements (Continued)

August 31, 2013

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisers, Sub-Advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed annually by the Board of Trustees.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (the “Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds.

Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the Trust’s Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate. As of August 31, 2013 and for the year then ended, the Trust has not participated in the Program.

4. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments and U.S. Government securities, for the year ended August 31, 2013, were as follows:

	Intermediate- Term Municipal Fund ($ Thousands)	Short Duration Municipal Fund ($ Thousands)	California Municipal Bond Fund ($ Thousands)	Massachusetts Municipal Bond Fund ($ Thousands)
Purchases	$371,999	$257,226	$63,982	$11,156
Sales	248,211	179,700	18,141	7,229
	New Jersey Municipal Bond Fund ($ Thousands)	New York Municipal Bond Fund ($ Thousands)	Pennsylvania Municipal Bond Fund ($ Thousands)	Tax-Advantaged Income Fund ($ Thousands)
Purchases	$16,266	$34,952	$25,535	$270,801
Sales	6,789	14,722	7,895	134,008

The Tax-Advantaged Income Fund had purchases and sales of U.S. Government securities during the year ended August 31, 2013. The cost of security purchases and the proceeds from the sale of U.S. Government securities were $30,317 ($ Thousands) and $10,599 ($ Thousands), respectively.

5. CONCENTRATIONS/RISK

In the normal course of business, the Funds enter into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, management believes the risk of loss from such claims is considered remote.

The Funds invest in debt instruments of municipal issuers. The Funds invest in securities which include revenue bonds, tax exempt commercial paper, tax and revenue anticipation notes, and general obligation bonds. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund’s holdings. As a result, the Fund will be more susceptible to factors which adversely affect issuers of municipal obligations than a mutual fund which does not have as great a concentration in municipal obligations. Also, there may be economic or political changes that impact the ability of issuers of municipal securities to repay principal and to make interest payments on securities owned by the Fund. Any changes in the financial condition of municipal issuers also may adversely affect the value of such securities.

Many municipalities insure their obligations with insurance underwritten by insurance companies, which undertake to pay a holder, when due, the interest and principal amount of an obligation if the issuer defaults on its obligation. Also, some of the securities have credit enhancements, such as letters of credit or guarantees issued by third party domestic or foreign banks or other institutions. Although bond insurance and credit enhancements may reduce the risk of loss due to default by an issuer, there is no assurance that the insurance companies or third party institutions will meet their obligations.

6. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company, under Sub-chapter M of the Internal Revenue Code, and to distribute all of its taxable income and net capital gains. Accordingly, no provision for Federal income taxes is required.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of August 31, 2013, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Reclassification of components of net assets — The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations, which may differ from U.S. GAAP. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such periods. These book/tax differences are either temporary or

108	SEI Tax Exempt Trust / Annual Report / August 31, 2013

permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income, accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to the re-classification of distributions, swap adjustments and paydown adjustments have been reclassified to/from the following accounts as of August 31, 2013.

	Paid-in Capital ($ Thousands)	Undistributed Net Investment Income ($ Thousands)	Accumulated Realized Gain ($ Thousands)
Intermediate-Term Municipal Fund	$—	$(21)	$21
Short Duration Municipal Fund	—	(54)	54
Pennsylvania Municipal Bond Fund	—	(19)	19
Tax-Advantaged Income Fund	(442)	(582)	1,024

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions paid during the last two fiscal years were as follows:

		Tax-Exempt Income ($ Thousands)	Ordinary Income ($ Thousands)	Long-Term Capital Gain ($ Thousands)	Total ($ Thousands)
Tax Free Fund	2013	$66	$—	$—	$66
	2012	56	—	—	56
Institutional Tax Free Fund	2013	200	—	—	200
	2012	272	63	8	343
Intermediate-Term Municipal Fund	2013	28,285	11	—	28,296
	2012	28,622	23	—	28,645
Short Duration Municipal Fund	2013	5,806	4	—	5,810
	2012	7,628	48	37	7,713
California Municipal Bond Fund	2013	4,868	—	1,293	6,161
	2012	4,943	2	—	4,945
Massachusetts Municipal Bond Fund	2013	1,019	12	191	1,222
	2012	1,032	8	193	1,233
New Jersey Municipal Bond Fund	2013	1,991	—	260	2,251
	2012	2,111	—	42	2,153
New York Municipal Bond Fund	2013	2,631	58	660	3,349
	2012	2,758	4	984	3,746
Pennsylvania Municipal Bond Fund	2013	2,408	14	—	2,422
	2012	2,430	2	—	2,432
Tax-Advantaged Income Fund	2013	14,278	6,198	—	20,476
	2012	10,214	5,733	—	15,947

As of August 31, 2013 the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Undistributed Tax-Exempt Income ($ Thousands)	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post October Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings/ (Accumulated Losses) ($ Thousands)
Tax Free Fund	$6	$4	$—	$—	$—	$—	$(6)	$4
Institutional Tax Free Fund	17	6	25	—	—	—	(15)	33
Intermediate-Term Municipal Fund	2,653	—	—	(972)	—	12,491	(2,625)	11,547
Short Duration Municipal Fund	426	—	—	(717)	(234)	(1,388)	(403)	(2,316)
California Municipal Bond Fund	397	—	1,167	—	—	2,092	(397)	3,259
Massachusetts Municipal Bond Fund	89	—	183	—	—	941	(87)	1,126
New Jersey Municipal Bond Fund	171	—	80	—	—	1,947	(168)	2,030
New York Municipal Bond Fund	236	—	330	—	—	1,333	(231)	1,668
Pennsylvania Municipal Bond Fund	209	—	—	(1,262)	—	1,089	(205)	(169)
Tax-Advantaged Income Fund	401	—	1,894	—	—	(5,842)	(2,093)	(5,640)

Post-October losses represent losses realized on investment transactions from November 1, 2012 through August 31, 2013, that, in accordance with Federal income tax regulations, the Funds elect to defer and treat as having arisen in the following fiscal year.

SEI Tax Exempt Trust / Annual Report / August 31, 2013	109

Notes to Financial Statements (Continued)

August 31, 2013

For tax purposes, the losses in the Funds, incurred in taxable years beginning before December 22, 2010 can be carried forward for a maximum of eight years to offset any net realized capital gains. Each Fund’s capital loss carryforwards will expire as follows:

	Expires 2020 ($ Thousands)	Expires 2019 ($ Thousands)	Expires 2018 ($ Thousands)	Expires 2017 ($ Thousands)	Expires 2016 ($ Thousands)	Expires 2015 ($ Thousands)	Expires 2014 ($ Thousands)	Total Capital Loss Carryforward 8/31/2013 ($ Thousands)
Intermediate-Term Municipal Fund	$—	$—	$972	$—	$—	$—	$—	$972
Pennsylvania Municipal Bond Fund	—	—	1,262	—	—	—	—	1,262

During the year ended August 31, 2013, the following funds utilized capital loss carryforwards to offset realized capital gains.

Amount ($ Thousands)
Intermediate-Term Municipal Fund	$5,739
Pennsylvania Municipal Bond Fund	72
Tax-Advantaged Income Fund	554

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Act also contains provisions which are intended to prevent unintentional failures of the regulated investment company (“RIC”) quarterly asset and annual income composition tests, as well as several provisions aimed at preserving the character of income and gain distributions, and reducing the circumstances under which a RIC would distribute amounts in excess of such income and gains or be required to file amended tax reporting information to its shareholders and with the Internal Revenue Service. Post-enactment losses in the Funds are as follows:

	Short-Term ($ Thousands)	Long-Term ($ Thousands)	Total Capital Loss Carryforward 8/31/2013 ($ Thousands)
Short Duration Municipal Fund	$393	$324	$717

At August 31, 2013, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Fixed Income Funds is as follows:

	Federal Tax Cost ($ Thousands)	Aggregate Gross Unrealized Appreciation ($ Thousands)	Aggregate Gross Unrealized Depreciation ($ Thousands)	Net Unrealized Appreciation/ (Depreciation) ($ Thousands)
Intermediate-Term Municipal Fund	$1,053,598	$35,509	$(23,018)	$12,491
Short Duration Municipal Fund	1,014,715	1,592	(2,980)	(1,388)
California Municipal Bond Fund	202,574	6,252	(4,160)	2,092
Massachusetts Municipal Bond Fund	40,555	2,528	(1,587)	941
New Jersey Municipal Bond Fund	80,580	2,791	(844)	1,947
New York Municipal Bond Fund	125,063	3,424	(2,091)	1,333
Pennsylvania Municipal Bond Fund	98,454	2,756	(1,667)	1,089
Tax-Advantaged Income Fund	569,812	22,311	(30,501)	(8,190)

At August 31, 2013, the cost of securities held by the Money Market Funds for Federal income tax purposes approximates the cost located in the Schedule of Investments.

110	SEI Tax Exempt Trust / Annual Report / August 31, 2013

7. SHARE TRANSACTIONS (Thousands):

	Tax Free Fund		Institutional Tax Free Fund		Intermediate-Term Municipal Fund
	2013	2012	2013	2012	2013	2012
Shares Issued and Redeemed:
Class A:
Proceeds from Shares Issued	5,066,729	3,559,454	3,566,840	2,952,195	28,611	19,821
Reinvestments of Dividends & Distributions	63	53	74	113	2,129	2,178
Cost of Shares Redeemed	(4,931,125)	(3,588,723)	(3,587,018)	(2,955,952)	(20,100)	(18,340)
Total Class A Transactions	135,667	(29,216)	(20,104)	(3,644)	10,640	3,659
Class B:
Proceeds from Shares Issued	N/A	N/A	633,705	493,354	N/A	N/A
Reinvestments of Dividends & Distributions	N/A	N/A	22	40	N/A	N/A
Cost of Shares Redeemed	N/A	N/A	(625,600)	(506,517)	N/A	N/A
Total Class B Transactions	N/A	N/A	8,127	(13,123)	N/A	N/A
Class C:
Proceeds from Shares Issued	N/A	N/A	24,433	32,719	N/A	N/A
Reinvestments of Dividends & Distributions	N/A	N/A	—	1	N/A	N/A
Cost of Shares Redeemed	N/A	N/A	(23,931)	(31,908)	N/A	N/A
Total Class C Transactions	N/A	N/A	502	812	N/A	N/A
Increase (Decrease) in Share Transactions	135,667	(29,216)	(11,475)	(15,955)	10,640	3,659

	Short Duration Municipal Fund		California Municipal Bond Fund		Massachusetts Municipal Bond Fund
	2013	2012	2013	2012	2013	2012
Shares Issued and Redeemed:
Class A:
Proceeds from Shares Issued	56,900	39,016	7,239	3,031	926	591
Reinvestments of Dividends & Distributions	496	660	496	401	101	103
Cost of Shares Redeemed	(32,628)	(24,880)	(3,783)	(3,510)	(679)	(627)
Total Class A Transactions	24,768	14,796	3,952	(78)	348	67
Increase (Decrease) in Share Transactions	24,768	14,796	3,952	(78)	348	67
N/A - Not applicable. Share classes currently not offered.

	New Jersey Municipal Bond Fund		New York Municipal Bond Fund		Pennsylvania Municipal Bond Fund		Tax-Advantaged Income Fund
	2013	2012	2013	2012	2013	2012	2013	2012
Shares Issued and Redeemed:
Class A:
Proceeds from Shares Issued	2,228	1,368	3,214	2,016	2,438	1,505	27,707	15,936
Reinvestments of Dividends & Distributions	197	188	275	310	141	133	1,731	1,411
Cost of Shares Redeemed	(1,417)	(1,581)	(1,731)	(1,662)	(1,077)	(1,371)	(11,713)	(6,768)
Total Class A Transactions	1,008	(25)	1,758	664	1,502	267	17,725	10,579
Class B:
Proceeds from Shares Issued	N/A	N/A	N/A	N/A	448	284	N/A	N/A
Reinvestments of Dividends & Distributions	N/A	N/A	N/A	N/A	7	6	N/A	N/A
Cost of Shares Redeemed	N/A	N/A	N/A	N/A	(297)	(237)	N/A	N/A
Total Class B Transactions	N/A	N/A	N/A	N/A	158	53	N/A	N/A
Increase (Decrease) in Share Transactions	1,008	(25)	1,758	664	1,660	320	17,725	10,579

N/A - Not applicable. Share classes currently not offered.

8. RECENT ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued a further update to the guidance “Balance Sheet – Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. Management has evaluated the implications of this update and does not believe the adoption will have a material impact on the financial statements.

9. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of August 31, 2013.

SEI Tax Exempt Trust / Annual Report / August 31, 2013	111

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

SEI Tax Exempt Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SEI Tax Exempt Trust, comprised of the Tax Free Fund, Institutional Tax Free Fund, Intermediate-Term Municipal Fund, Short Duration Municipal Fund, California Municipal Bond Fund, Massachusetts Municipal Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Pennsylvania Municipal Bond Fund and Tax-Advantaged Income Fund, (collectively, “the Funds”), as of August 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting and Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds comprising SEI Tax Exempt Trust as of August 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania October 29, 2013

112	SEI Tax Exempt Trust / Annual Report / August 31, 2013

Trustees and Officers of the Trust (Unaudited)

The following chart lists Trustees and Officers as of August 31, 2013.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of portfolios in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office And Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 67 yrs. old	Chairman of the Board of Trustees*	since 1982	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	99	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI Global Master Fund, plc, SEI Global Assets Fund, plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Investments — Global Fund Services, Limited, SEI Investments (Europe), Limited, SEI Global Nominee Ltd., and SEI Structured Credit Fund, L.P.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 73 yrs. old	Trustee*	since 1982	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor. Secretary of SEI since 1978.	99	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Director of SEI since 1974. Director of the Distributor since 2003. Director of SEI Investments — Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), and SEI Global Nominee Ltd., Limited
TRUSTEES
George J. Sullivan, Jr. One Freedom Valley Drive Oaks, PA 19456 70 yrs. old	Trustee	since 1996	Retired since January 2012. Self- Employed Consultant, Newfound Consultants Inc. since April 1997- December 2011.	99	Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, State Street Navigator Securities Lending Trust, and SEI Structured Credit Fund, L.P., member of the independent review committee for SEI’s Canadian-registered mutual funds.

*	Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
[1]

There is no stated term of office for the Trustees of the Trust. However, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the Trust, and with the consent of any Trustee that is eligible for retirement, by unanimous vote, extend the term of such Trustee for successive periods of one year.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, L.P. and New Covenant Funds.

SEI Tax Exempt Trust / Annual Report / August 31, 2013	113

Trustees and Officers of the Trust (Unaudited) (Concluded)

Name, Address, and Age	Position(s) Held with Trusts	Term of Office And Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (Continued)
Nina Lesavoy One Freedom Valley Drive Oaks, PA 19456 56 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital since March 2008. Managing Director, Cue Capital from March 2002-March 2008.	99	Director of SEI Structured Credit Fund, L.P.
James M. Williams One Freedom Valley Drive Oaks, PA 19456 65 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002.	99	Trustee/Director of Ariel Mutual Funds, and SEI Structured Credit Fund, L.P.
Mitchell A. Johnson One Freedom Valley Drive Oaks, PA 19456 71 yrs. old	Trustee	Since 2007	Private Investor since 1994.	99	Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds.
Hubert L. Harris, Jr. One Freedom Valley Drive Oaks, PA 19456 70 yrs. old	Trustee	since 2008	Retired since December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., 1997-December 2005. Chief Executive Officer, INVESCO North America, September 2003-December 2005.	99	Director of Colonial BancGroup, Inc. and St. Joseph’s Translational Research Institute; Chair of the Board of Trustees, Georgia Tech Foundation, Inc. (nonprofit corporation); Board of Councilors of the Carter Center.
OFFICERS
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 67 yrs. old	President & CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Peter A. Rodriguez One Freedom Valley Drive Oaks, PA 19456 51 yrs. old	Controller and Chief Financial Officer	since 2011	Director, Fund Accounting, SEI Investments Global Funds Services (March 2011, September 2002 to March 2005 and 1997- 2002); Director, Mutual Fund Trading, SEI Private Trust Company (May 2009 to February 2011); Director, Asset Data Services, Global Wealth Services (June 2006 to April 2009); Director, Portfolio Accounting, SEI Investments Global Funds Services (March 2005 to June 2006).	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 50 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Institutional Investments Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds, since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of New Covenant Funds since February 2012.	N/A	N/A

114	SEI Tax Exempt Trust / Annual Report / August 31, 2013

Name, Address, and Age	Position(s) Held with Trusts	Term of Office And Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (Continued)
Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 45 yrs. old	Vice President and Secretary	since 2002	General Counsel, Vice President and Secretary of SIMC and the Administrator since 2004. Vice President and Assistant Secretary of SEI since 2001. Vice President of SIMC and the Administrator since 1999.	N/A	N/A
Aaron Buser One Freedom Valley Drive Oaks, PA 19456 42 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SIMC since 2007. Associate at Stark & Stark, (2004-2007).	N/A	N/A
David F. McCann One Freedom Valley Drive Oaks, PA 19456 37 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005-October 2008. Attorney, Pepper Hamilton, LLP (law firm), September 2001-May 2005.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive Oaks, PA 19456 45 yrs. old	Vice President	since 2013	Director of Global Investment Product Management, January 2004 to present.	N/A	N/A
Edward McCusker One Freedom Valley Drive Oaks, PA 19456 29 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2013	Compliance Manager of SEI Investments Company, May 2011-April 2013. Project Manager and AML Operations Lead of SEI Private Trust Company, September 2010- May 2011. Private Banking Client Service Professional of SEI Private Banking and Trust, September 2008-September 2010.	N/A	N/A

[1]

There is no stated term of office for the Trustees of the Trust. However, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the Trust, and with the consent of any Trustee that is eligible for retirement, by unanimous vote, extend the term of such Trustee for successive periods of one year.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Alpha Strategy Portfolios, L.P. and New Covenant Funds.

SEI Tax Exempt Trust / Annual Report / August 31, 2013	115

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in your Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that your Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

116	SEI Tax Exempt Trust / Annual Report / August 31, 2013

	Beginning Account Value 3/1/13	Ending Account Value 8/31/13	Annualized Value Ratios	Expenses Paid During Period*
Tax Free Fund
Actual Fund Return
Class A	$1,000.00	$1,000.10	0.13%	$0.66
Hypothetical 5% Return
Class A	$1,000.00	$1,024.55	0.13%	$0.66
Institutional Tax Free Fund
Actual Fund Return
Class A	$1,000.00	$1,000.10	0.12%	$0.60
Class B	1,000.00	1,000.10	0.13	0.66
Class C	1,000.00	1,000.10	0.12	0.60
Hypothetical 5% Return
Class A	$1,000.00	$1,024.60	0.12%	$0.61
Class B	1,000.00	1,024.55	0.13	0.66
Class C	1,000.00	1,024.60	0.12	0.61
Intermediate-Term Municipal Fund
Actual Fund Return
Class A	$1,000.00	$955.40	0.63%	$3.11
Hypothetical 5% Return
Class A	$1,000.00	$1,022.03	0.63%	$3.21
Short Duration Municipal Fund
Actual Fund Return
Class A	$1,000.00	$998.70	0.63%	$3.17
Hypothetical 5% Return
Class A	$1,000.00	$1,022.03	0.63%	$3.21
California Municipal Bond Fund
Actual Fund Return
Class A	$1,000.00	$959.70	0.60%	$2.96
Hypothetical 5% Return
Class A	$1,000.00	$1,022.18	0.60%	$3.06

	Beginning Account Value 3/1/13	Ending Account Value 8/31/13	Annualized Expense Ratios	Expenses Paid During Period*
Massachusetts Municipal Bond Fund
Actual Fund Return
Class A	$1,000.00	$955.10	0.63%	$3.10
Hypothetical 5% Return
Class A	$1,000.00	$1,022.03	0.63%	$3.21
New Jersey Municipal Bond Fund
Actual Fund Return
Class A	$1,000.00	$969.10	0.60%	$2.98
Hypothetical 5% Return
Class A	$1,000.00	$1,022.18	0.60%	$3.06
New York Municipal Bond Fund
Actual Fund Return
Class A	$1,000.00	$966.70	0.60%	$2.97
Hypothetical 5% Return
Class A	$1,000.00	$1,022.18	0.60%	$3.06
Pennsylvania Municipal Bond Fund
Actual Fund Return
Class A	$1,000.00	$964.20	0.63%	$3.12
Class B	1,000.00	964.90	0.48	2.38
Hypothetical 5% Return
Class A	$1,000.00	$1,022.03	0.63%	$3.21
Class B	1,000.00	1,022.79	0.48	2.45
Tax-Advantaged Income Fund
Actual Fund Return
Class A	$1,000.00	$924.50	0.86%	$4.17
Hypothetical 5% Return
Class A	$1,000.00	$1,020.87	0.86%	$4.38

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

SEI Tax Exempt Trust / Annual Report / August 31, 2013	117

Board of Trustees Considerations in Approving the Advisory and Sub Advisory Agreements (Unaudited)

SEI Tax Exempt Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the series of the Trust (the “Funds”) and may manage the cash portion of the Funds’ assets. Pursuant to separate sub-advisory agreements (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”) with SIMC, and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to these Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the initial approval of, as well as the continuation of, the Funds’ Investment Advisory Agreements must be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval(s). In connection with their consideration of such approval(s), the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Trust’s Board calls and holds meetings each year that are dedicated to considering whether to renew the Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations. The Board also receives extensive data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from Fund counsel and independent counsel to the Independent Trustees regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers compared with the fees each charge to comparable mutual funds; (vi) the Funds’ overall fees and operating expenses compared with similar mutual funds; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance systems; (ix) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (x) SIMC’s and the Sub-Advisers’ reputation, expertise and resources in domestic and/or international financial markets; and (xi) the Funds’ performance compared with similar mutual funds.

At the March 26-27, 2013, meeting of the Board of Trustees, the Trustees, including a majority of the Independent Trustees, approved the Investment Advisory Agreements and approved the selection of SIMC and the Sub-Advisers to act in their respective

118	SEI Tax Exempt Trust / Annual Report / August 31, 2013

capacities for the Funds. The Board’s approval was based on its consideration and evaluation of a variety of specific factors discussed at the meeting and at prior meetings, including:

•

the nature, extent and quality of the services provided to the Funds under the Investment Advisory Agreements, including the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds;

•	the Funds’ investment performance and how it compared to that of other comparable mutual funds;

•	the Funds’ expenses under each Investment Advisory Agreement and how those expenses compared to those of other comparable mutual funds;

•

the profitability of SIMC and the Sub-Advisers and their affiliates with respect to the Funds, including both direct and indirect benefits accruing to SIMC and the Sub-Advisers and their affiliates; and

•

the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Investment Advisory Agreements reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. The Trustees found the level of SIMC’s and each Sub-Adviser’s professional staff and culture of compliance satisfactory. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds supported renewal of the Investment Advisory Agreements.

Fund Performance. The Board of Trustees considered Fund performance in determining whether to renew the Investment Advisory Agreements. Specifically, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indices/benchmarks in light of total return, yield and market trends. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In evaluating performance, the Trustees considered both market risk and shareholder risk expectations for the Funds. The Trustees found Fund performance satisfactory, and, where performance was below the benchmark, the Trustees were satisfied that appropriate steps were being taken. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds supported renewal of the Investment Advisory Agreements.

Fund Expenses. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratio in comparison to those of other comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in the Funds’ respective peer groups. The Trustees further considered the fact that the comparative fee analysis either showed that the various fees were below average or that there was a reasonable basis for the fee level. Finally, the Trustees considered the effects of SIMC’s voluntary waiver of management and other fees and the Sub-Advisers’ fees to prevent total Fund expenses from exceeding a specified cap and concluded that SIMC and the Sub-Advisers, through waivers, have maintained the Funds’ net operating expenses at competitive levels for their respective distribution channels. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements.

Profitability. With regard to profitability, the Trustees considered all compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the varied levels of compensation and profitability under the Investment Advisory Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by SIMC and the Sub-Advisers and their affiliates. The Trustees found that profitability was reasonable. When considering the profitability of the Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated

SEI Tax Exempt Trust / Annual Report / August 31, 2013	119

Board of Trustees Considerations in Approving the Advisory and Sub Advisory Agreements (Unaudited) (Concluded)

by SIMC and not by the Funds directly, and such compensation with respect to any Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

120	SEI Tax Exempt Trust / Annual Report / August 31, 2013

Notice to Shareholders (Unaudited)

For shareholders that do not have a August 31, 2013, taxable year end, this notice is for information purposes only. For shareholders with a August 31, 2013, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended August 31, 2013, the Funds are designating the following with regard to distributions paid during the year:

Fund	(A) Long-Term Capital Gain Distributions	(B) Ordinary Income Distribution (Tax Basis)	(C) Tax Exempt Income Distributions	(D) Total Distributions	(E) Dividends Received Deduction (1)	(F) Qualifying Dividend Income (2)	(G) U.S. Government Interest (3)	(H) Interest Related Dividends (4)	(I) Short-Term Capital Gain Dividends (5)
Tax Free Fund(6)	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Institutional Tax Free Fund(6)	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Intermediate-Term Municipal Fund(6)	0.00%	0.04%	99.96%	100.00%	0.00%	0.00%	0.00%	0.04%	0.00%
Short Duration Municipal Fund(6)(7)	0.00%	0.07%	99.93%	100.00%	0.00%	0.00%	0.00%	0.07%	0.00%
California Municipal Bond Fund(7)	20.99%	0.00%	79.01%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Massachusetts Municipal Bond Fund(6)	15.61%	1.02%	83.37%	100.00%	0.00%	0.00%	0.00%	0.00%	100.00%
New Jersey Municipal Bond Fund	11.53%	0.00%	88.47%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
New York Municipal Bond Fund	19.70%	1.72%	78.58%	100.00%	0.00%	0.00%	0.00%	0.00%	100.00%
Pennsylvania Municipal Bond Fund(6)	0.00%	0.60%	99.40%	100.00%	0.00%	0.00%	0.00%	0.60%	0.00%
Tax-Advantaged Income Fund(6)(7)	0.00%	30.83%	69.17%	100.00%	16.70%	16.81%	0.36%	12.00%	0.00%

(1)	“Dividends Received Deduction” represent dividends which qualify for the corporate dividends received deduction.

(2)	“Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. It is the intention of the Funds to designate the max amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	“Interest Related Dividends” represent qualifying interest that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004.

(5)	“Short-Term Capital Gain Dividends” represent qualifying short-term capital gain that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004.

(6)	“Exempt-Interest Dividends” represent the amount of interest that was derived from state exempt obligations and distributed during the fiscal year. This amount is reflected as a percentage of total distributions. Generally, interest from state obligations is exempt from state income tax. However, for shareholders of these funds who are residents of California, Connecticut, New Jersey and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income tax.

(7)	For California income tax purposes, for the fiscal year ended August 31, 2013, the Short Duration Municipal, the California Municipal Bond, and the Tax Advantaged Income Funds designated 9.86%, 98.44%, and 11.35% respectively, of their distributions paid from net investment income as exempt-interest dividends under Section 17145 of the California Revenue and Taxation Code.

Items (A), (B), (C) and (D) are based on the percentage of each fund’s total distribution.

Items (E) and (F) are based on the percentage of “Ordinary Income Distributions.”

Item (G) is based on the percentage of gross income of each Fund.

Item (H) is based on the percentage of net investment income distributions.

Item (I) is based on the percentage of short-term capital gain distributions.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

SEI Tax Exempt Trust / Annual Report / August 31, 2013	121

SEI TAX EXEMPT TRUST ANNUAL REPORT AUGUST 31, 2013

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Officers

Robert A. Nesher

President and Chief Executive Officer

Peter A. Rodriguez

Controller and Chief Financial Officer

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Edward McCusker

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

SEI Investments Distribution Co.

Oaks, PA 19456 1.800.DIAL.SEI (1.800.342.5734)

SEI-F-024 (8/13)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has at least one Audit Committee financial expert serving on the audit committee.

(a)(2) The Audit Committee financial experts are George J. Sullivan, Jr and Hubert L. Harris, Jr. Mr. Sullivan and Mr. Harris are independent trustees as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Fiscal Year 2013			Fiscal Year 2012
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$199,500	N/A	N/A	$192,500	N/A	N/A
(b)	Audit-Related Fees(3)	$0	$0	$0	$20,000	$0	$0
(c)	Tax Fees(4)	N/A	$31,000	N/A	N/A	$5,000	N/A
(d)	All Other Fees(2)	$0	$237,000	$0	$0	$236,000	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.
(3)	Audit-related fees include amounts related to attestation reporting over compliance with an exemptive order under the federal securities laws.
(4)	Tax fees include amounts related to tax compliance and consulting services.

(e)(1) The Registrant’s Audit Committee has adopted an Audit and Non-Audit Service Pre-Approval Policy (the “Policy”), which sets forth the procedures and conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant’s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the Audit Committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2013	2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for fiscal years 2013 and 2012 were $237,000 and $236,000, respectively. Non-audit fees consist of SSAE No.16 review of fund accounting and administration operations, attestation report in accordance with Rule 17 Ad-13, and agreed upon procedures report over certain internal controls related to compliance with federal securities laws and regulations.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Registrant’s Audit Committee reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

Included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees on the Board. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee’s Charter, adopted on June 18th 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	SEI Tax Exempt Trust

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: November 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: November 8, 2013

By	/s/ Peter A. Rodriguez
Peter A. Rodriguez
Controller & CFO

Date: November 8, 2013